                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21482
                                    ---------------------------------------

                          SunAmerica Specialty Series
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

        Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ 07311
--------------------------------------------------------------------------------
    (Address of principal executive offices)                    (Zip code)

                                 John T. Genoy
                             Senior Vice President
                       SunAmerica Asset Management Corp.
                         Harborside Financial Center,
                                 3200 Plaza 5
                             Jersey City, NJ 07311
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:    (201) 324-6414
                                                      ------------------------

Date of fiscal year end:   October 31
                          ------------------------

Date of reporting period:        October 31, 2013
                               ------------------------

Item 1. Reports to Stockholders

       2013 ANNUAL REPORT

                          SUNAMERICA SPECIALTY SERIES




      High Watermark Fund
      2020 High Watermark Fund
      SunAmerica
      Alternative Strategies Fund
      Global Trends Fund
      Focused Alpha Growth Fund
      Focused Alpha Large-Cap Fund
      Income Explorer Fund


                                    [GRAPHIC]



[LOGO]

                        TABLE OF CONTENTS


          MESSAGE FROM THE PRESIDENT..............................  1
          EXPENSE EXAMPLE.........................................  4
          STATEMENT OF ASSETS AND LIABILITIES.....................  6
          STATEMENT OF OPERATIONS.................................  8
          STATEMENT OF CHANGES IN NET ASSETS......................  9
          FINANCIAL HIGHLIGHTS.................................... 11
          PORTFOLIO OF INVESTMENTS................................ 17
          NOTES TO FINANCIAL STATEMENTS........................... 37
          REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. 70
          APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT
          AGREEMENTS AND SUBADVISORY AGREEMENTS................... 71
          TRUSTEE AND OFFICER INFORMATION......................... 80
          SHAREHOLDER TAX INFORMATION............................. 82
          COMPARISONS: FUNDS VS. INDICES.......................... 83

        A MESSAGE FROM THE PRESIDENT -- (UNAUDITED)

Dear Shareholders:

We are pleased to present you with the financial report for the SunAmerica Specialty Series, including 2020 High Watermark Fund, SunAmerica Alternative Strategies Fund, SunAmerica Global Trends Fund, SunAmerica Focused Alpha Large-Cap Fund, SunAmerica Focused Alpha Growth Fund and the recently launched SunAmerica Income Explorer Fund, for the annual period ended October 31, 2013.

Overall, global equities advanced robustly during the annual period, while global bonds, particularly government bonds, struggled amidst heightened uncertainty and market volatility.

As the annual period began in November 2012, investor risk aversion was high, driven by concern about a recessionary economy in Europe and political uncertainty in the U.S. However, following the U.S. elections and through the end of 2012, non-government bond fixed income sectors rallied on reduced U.S. political uncertainty, signs of growth in the U.S. housing market, a smooth transition of power in China, and a positive-trending global Purchasing Managers Index.* U.S. equities made only modest gains as the threat of the fiscal cliff of automatic tax increases and spending cuts loomed.

Early in 2013, U.S. and international equities rallied and non-government bond fixed income sectors performed well, with investors' risk appetite supported by a last-minute deal to avert the fiscal cliff. However, Congressional gridlock triggered automatic federal spending cuts, known as sequestration, in March 2013. Despite fiscal tightening, U.S. economic data remained positive and helped sustain the rally in non-government bond fixed income sectors well into the first calendar quarter. The Federal Reserve (the "Fed") reiterated its commitment to accommodative monetary policy but interest rates rose on the outlook for economic growth and concerns the Fed might begin policy tightening sooner than previously expected. Toward the end of the first calendar quarter of 2013, non-government bond fixed income sector performance moderated and U.S. Treasuries rallied, as tensions resurfaced in Europe on worries about Italy's elections and Cyprus' bailout by European finance ministers. Meanwhile, the U.S. equity market recorded new highs.

The U.S. economy showed further signs of recovery during the second quarter of 2013, with both employment and housing market data strong. Equities rallied and non-government bond fixed income sectors advanced, as investors sought higher yields in the artificially low interest rate environment. Japanese equities overall performed particularly well on the hope that the aggressive stimulus plans of new Prime Minister Shinzo Abe's government would promote economic growth and inflation. In mid-May 2013, the global equity rally was interrupted when strong U.S. economic data prompted the Fed to signal a possible tapering of its quantitative easing asset purchases. The prospect of such tapering also produced greater volatility across the fixed income market, pushing interest rates up and causing spreads, or yield differentials between U.S. Treasuries and non-government bond fixed income sectors, to widen. U.S. and international equity markets reacted negatively again in June 2013 on news the Fed's slowing of asset purchases could begin later in 2013.

During the third quarter of 2013, volatility drove interest rates higher on continued uncertainty over Fed policy, including speculation about who would replace Fed Chair Ben Bernanke in 2014, and on the risk of a military intervention in Syria. Though the equity markets rebounded in July 2013, in part on better economic news from Europe, stocks retreated once again in August 2013 against a backdrop of mixed corporate and economic news, rising geopolitical tensions in Egypt and Syria, and the prospect of another clash in the U.S. Congress over the nation's debt ceiling. In mid-September 2013, the Fed surprised the financial markets by announcing it would delay tapering of its asset purchases, citing concerns about the strength of the U.S. economic recovery and the pressures of fiscal tightening. Interest rates rose and U.S. Treasury prices declined. Both U.S. and international equities and non-government bond fixed income sectors posted gains. U.S. lawmakers did not reach agreement on a bill to keep the government funded after September 30, 2013, leading to the first federal government shutdown in 17 years.

During October 2013, equities and non-government bond fixed income sectors posted positive performance on signs that U.S. monetary conditions would remain accommodative. For example, the U.S. added fewer jobs than expected in September, and

Janet Yellen, widely considered a relatively dovish choice, was nominated to succeed Mr. Bernanke as Fed Chair beginning in 2014. The federal government avoided a default as U.S. lawmakers reached a last-minute agreement to raise the U.S. debt ceiling. Internationally, equity markets were supported by anticipation that global monetary conditions would likely remain accommodative. The European Central Bank held interest rates at 0.5% due to a "weak, fragile and uneven" recovery in Europe. The Bank of Japan confirmed that it would keep injecting liquidity into the system in an effort to meet its inflation goals.

In our attempt to best serve the long-term interests of our shareholders amidst whatever market conditions may arise, we modified our investment options during the annual period by launching the SunAmerica Income Explorer Fund on July 2, 2013. We believe it is important to seek out investments that have the potential to provide high current income in any interest rate environment. Global dividend stocks, closed-end funds and preferred securities -- upon which the three strategies of the SunAmerica Income Explorer Fund are based -- have the potential to generate strong yields. By using experienced money managers to oversee each sleeve, the SunAmerica Income Explorer Fund can leverage their combined expertise, resources and knowledge to potentially deliver strong returns and more effectively position the portfolio for changing market conditions.

On the following pages, you will find the financial statements and portfolio information for each of the SunAmerica Specialty Series portfolios for the annual period ended October 31, 2013. You will also find a comprehensive review of the portfolios' performance.

Thank you for being a part of the SunAmerica Specialty Series portfolios. We value your ongoing confidence in us and look forward to serving your investment needs in the future.

Sincerely,

/s/ Peter A. Harbeck

Peter A. Harbeck
President & CEO
SunAmerica Asset Management Corp.
--------
Past performance is no guarantee of future results. Diversification and asset allocation do not guarantee a profit nor protect against a loss.
* The Purchasing Managers Index, or PMI, is an indicator of the economic health of the manufacturing sector and is based on five major indicators: new orders, inventory levels, production, supplier deliveries and the employment environment. Indices are not managed and an investor cannot invest directly into an index.
The 2020 High Watermark Fund's subadviser employs a disciplined quantitative approach through a proprietary, computer-assisted methodology to construct and rebalance the Fund's portfolio. This construction and rebalancing process is similar to asset allocation except that it controls not only portfolio assets such as U.S. government securities but also the portfolio's exposures to equity markets via futures contracts and from time to time options contracts. Under certain circumstances, the Fund may be required to invest 100% of its assets in fixed income securities. In these circumstances, the Fund may not participate meaningfully in any subsequent recovery in the equity markets. Use of fixed income securities reduces the Fund's ability to participate as fully in upward equity market movements, and therefore, represents some loss of opportunity compared to portfolios that are fully invested in equities.
On the 2020 High Watermark Fund's Protected Maturity Date, the Fund is designed to return to shareholders the highest net asset value (NAV) attained during the life of the Fund, adjusted as a result of dividends, distribution and extraordinary expenses. This NAV is the Fund's Protected High Watermark Value. The 2020 High Watermark Fund's undertaking (the "Payment Undertaking") that shareholders in the Fund will be entitled to redeem their shares on the Protected Maturity Date for the Protected High Watermark Value is backed by a master agreement ("Master Agreement") between SunAmerica Specialty Series, on behalf of the 2020 High Watermark Fund, and Prudential Global Funding ("PGF"), under which PGF will pay to the Fund any shortfall between the Protected High Watermark Value and the actual NAV per share on the Fund's Protected Maturity Date, provided certain conditions are met. PGF's obligations are guaranteed by its parent company, Prudential Financial Inc., ("Prudential Financial"). The Master Agreement is solely the obligation of PGF and Prudential Financial. The Master Agreement is an obligation that runs solely to the 2020 High Watermark Fund, not to the Fund's shareholders. PGF's obligations under the Master Agreement are dependent on the financial condition of PGF and Prudential Financial. A shareholder's payout will be reduced by any redemption of Fund shares or dividends and distributions taken in cash, sales charges and extraordinary fund expenses. Dividends and distributions from the Fund are taxable whether or not you reinvest them in additional shares of the Fund. The Payment

Undertaking does not apply to shares redeemed prior to the Protected Maturity Date and shareholders can lose money on shares redeemed early. If certain obligations are not performed under the Master Agreement (Master Agreement risk), shareholders will receive upon redemption the then-current net asset value, which may be lower than the current high watermark value. Neither the Fund nor SunAmerica Asset Management Corp., the Fund's investment adviser, is obligated to replace the Master Agreement provider or Prudential Financial should they be unable to make payments under the Master Agreement. The Master Agreement increases the Fund's expenses and could lower fund performance. If the Master Agreement is terminated, the fee payable under a new agreement may be higher.
The SunAmerica Alternative Strategies Fund is not a complete investment program and should not be an investor's sole investment because its performance is linked to the performance of highly volatile commodities and hedge funds. The Fund may also hold investments through the managed futures strategy that may fluctuate significantly in value over short periods of time. Investors should consider buying shares of the SunAmerica Alternative Strategies Fund only as part of an overall portfolio strategy that includes other asset classes, such as fixed income and equity investments. Investors in the SunAmerica Alternative Strategies Fund should be willing to assume greater risks of potentially significant short-term share price fluctuation because of the SunAmerica Alternative Strategies Fund's investments in commodity-linked and hedge fund-linked instruments and in managed futures.
The risks associated with the Global Trends Fund's use of futures contracts include the risk that:
(i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iii) if the Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times. Forwards are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, the Fund faces the risk that its counterparties may not perform their obligations. Investments that provide exposure to foreign markets involve special risks, such as currency fluctuations, differing financial reporting and regulatory standards, and economic and political instability. These risks are highlighted when the issuer is in an emerging market. Fixed income securities and currency and fixed income futures are subject to changes in their value when prevailing interest rates change. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from futures instruments that are tied to foreign instruments or currencies. The Fund also has exposure to the commodities markets, which may subject it to greater volatility than investments in traditional securities. The SunAmerica Global Trends Fund expects to invest a significant portion of its assets in repurchase agreements collateralized by the U.S. government and its agencies, and may also invest in other high-quality, short-term securities ("money market instruments"). The primary purpose of the repurchase agreements and other money market instruments held by the Fund will be to serve as collateral for the futures instruments. The Fund's investments in repurchase agreements involve certain risks involving the default or insolvency of the seller and counterparty risk (i.e. the risk that the counterparty will not perform its obligations). The Fund's return is expected to be derived principally from changes in the value of the assets underlying the futures instruments held by the Fund. Active trading of the Fund's portfolio may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and which will affect the Fund's performance. Active trading may also result in increased tax liability for Fund shareholders. Investors should note that the ability of the subadviser to successfully implement the Fund's strategies, including the proprietary investment process used by the subadviser, will influence the performance of the Fund significantly.
Focused funds are less diversified than typical mutual funds; therefore, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases risk. Stocks of small-cap and mid-cap companies are generally more volatile than and not as readily marketable as those of larger companies, and may have less resources and a greater risk of business failure than do large companies.

        SUNAMERICA SPECIALTY SERIES
        EXPENSE EXAMPLE -- OCTOBER 31, 2013 -- (UNAUDITED)

DISCLOSURE OF FUND EXPENSES IN SHAREHOLDER REPORTS

As a shareholder of a Fund (each a "Fund" and collectively, the "Funds") in the SunAmerica Specialty Series (the "Trust"), you may incur two types of costs:
(1) transaction costs, including applicable sales charges (loads) on purchase payments and contingent deferred sales charges and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) on investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at May 1, 2013 and held until October 31, 2013.

ACTUAL EXPENSES

The "Actual" section of the table provides information about your actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During the Period Ended October 31, 2013" to estimate the expenses you paid on your account during this period. For shareholder accounts in classes other than Class I and Class W, the "Expenses Paid During the Period Ended October 31, 2013" column does not include small account fees that may be charged if your balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Period Ended October 31, 2013" column does not include administrative or other fees that may apply to qualified retirement plan accounts and accounts held through financial institutions. See the Funds' prospectuses, your retirement plan document and/or materials from your financial advisers for a full description of these fees. Had these fees, if applicable, been included, the "Expenses Paid During the Period Ended October 31, 2013" column would have been higher and the "Ending Account Value" would have been lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other Funds. For shareholder accounts in classes other than Class I and Class W, the "Expenses Paid During the Period Ended October 31, 2013" column does not include small account fees that may be charged if your balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Period Ended October 31, 2013" column does not include administrative or other fees that may apply to qualified retirement plan accounts and accounts held through financial institutions. See the Funds' prospectuses, your retirement plan document and/or materials from your financial advisers for a full description of these fees. Had these fees, if applicable, been included, the "Expenses Paid During the Period Ended October 31, 2013" column would have been higher and the "Ending Account Value" would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges on purchase payments, contingent deferred sales charges; small account fees and administrative fees, if applicable, to your account. Please refer to your prospectus, your retirement plan document and/or materials from your financial adviser, for more information. Therefore, the "Hypothetical" example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs and other fees were included, your costs would have been higher.

        SUNAMERICA SPECIALTY SERIES
        EXPENSE EXAMPLE -- OCTOBER 31, 2013 -- (UNAUDITED) (CONTINUED)

                                                                                               ENDING ACCOUNT
                                                  ENDING ACCOUNT  EXPENSES PAID                 VALUE USING A   EXPENSES PAID
                                     BEGINNING     VALUE USING     DURING THE     BEGINNING   HYPOTHETICAL 5.0%  DURING THE
                                   ACCOUNT VALUE ACTUAL RETURN AT PERIOD ENDED  ACCOUNT VALUE   ANNUAL RETURN   PERIOD ENDED
                                     AT MAY 1,     OCTOBER 31,     OCTOBER 31,    AT MAY 1,    AT OCTOBER 31,    OCTOBER 31,
                                       2013            2013           2013*         2013            2013            2013*
                                   ------------- ---------------- ------------- ------------- ----------------- -------------
2020 HIGH WATERMARK FUND
  Class A#........................   $1,000.00      $  953.11        $ 6.65       $1,000.00       $1,018.40        $ 6.87
  Class C#........................   $1,000.00      $  949.85        $ 9.83       $1,000.00       $1,015.12        $10.16
  Class I#........................   $1,000.00      $  955.28        $ 4.34       $1,000.00       $1,020.77        $ 4.48
SUNAMERICA ALTERNATIVE STRATEGIES
 FUND@
  Class A#........................   $1,000.00      $  972.87        $ 8.55       $1,000.00       $1,016.53        $ 8.74
  Class C#........................   $1,000.00      $  971.25        $11.78       $1,000.00       $1,013.26        $12.03
  Class W#........................   $1,000.00      $  976.63        $ 7.57       $1,000.00       $1,017.54        $ 7.73
SUNAMERICA GLOBAL TRENDS FUND@
  Class A#........................   $1,000.00      $1,010.62        $ 9.38       $1,000.00       $1,015.88        $ 9.40
  Class C#........................   $1,000.00      $1,006.69        $12.64       $1,000.00       $1,012.60        $12.68
  Class W#........................   $1,000.00      $1,011.24        $ 8.36       $1,000.00       $1,016.89        $ 8.39
SUNAMERICA FOCUSED ALPHA GROWTH
 FUND
  Class A#........................   $1,000.00      $1,141.41        $ 9.18       $1,000.00       $1,016.64        $ 8.64
  Class C#........................   $1,000.00      $1,137.95        $12.77       $1,000.00       $1,013.26        $12.03
  Class W#........................   $1,000.00      $1,142.86        $ 8.21       $1,000.00       $1,017.54        $ 7.73
SUNAMERICA FOCUSED ALPHA LARGE-
 CAP FUND
  Class A#........................   $1,000.00      $1,138.25        $ 9.27       $1,000.00       $1,016.53        $ 8.74
  Class C#........................   $1,000.00      $1,134.59        $12.75       $1,000.00       $1,013.26        $12.03
  Class W#........................   $1,000.00      $1,139.66        $ 8.20       $1,000.00       $1,017.54        $ 7.73
SUNAMERICA INCOME EXPLORER FUND+
  Class A#........................   $1,000.00      $1,050.31        $ 5.89       $1,000.00       $1,016.53        $ 8.74
  Class C#........................   $1,000.00      $1,048.07        $ 8.11       $1,000.00       $1,013.26        $12.03
  Class W#........................   $1,000.00      $1,050.95        $ 5.21       $1,000.00       $1,017.54        $ 7.73


                                     EXPENSE
                                   RATIO AS OF
                                   OCTOBER 31,
                                      2013*
                                   -----------
2020 HIGH WATERMARK FUND
  Class A#........................    1.35%
  Class C#........................    2.00%
  Class I#........................    0.88%
SUNAMERICA ALTERNATIVE STRATEGIES
 FUND@
  Class A#........................    1.72%
  Class C#........................    2.37%
  Class W#........................    1.52%
SUNAMERICA GLOBAL TRENDS FUND@
  Class A#........................    1.85%
  Class C#........................    2.50%
  Class W#........................    1.65%
SUNAMERICA FOCUSED ALPHA GROWTH
 FUND
  Class A#........................    1.70%
  Class C#........................    2.37%
  Class W#........................    1.52%
SUNAMERICA FOCUSED ALPHA LARGE-
 CAP FUND
  Class A#........................    1.72%
  Class C#........................    2.37%
  Class W#........................    1.52%
SUNAMERICA INCOME EXPLORER FUND+
  Class A#........................    1.72%
  Class C#........................    2.37%
  Class W#........................    1.52%

--------
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days divided by 365 days, except for the Income Explorer Fund "Actual Return" information which was multiplied by 122 days divided by 365 days. These ratios do not reflect transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to your prospectus, your retirement plan document and/or materials from your financial adviser, for more information.
# During the stated period, the investment adviser either waived a portion or all of the fees and assumed a portion of or all expenses for the Funds or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. As a result, if these fees and expenses had not been waived, the "Actual/Hypothetical Ending Account Value" would have been lower and the "Actual/Hypothetical Expenses Paid During the Period Ended October 31, 2013" and the "Expense Ratios" would have been higher. If these fees and expenses had not been recouped, the "Actual/Hypothetical Ending Account Value" would have been higher and the "Actual/Hypothetical Expenses Paid During the Period Ended October 31, 2013" and the "Expense Ratios" would have been lower.
@  Consolidated; See Note 2.
+  Commencement of operations on July 2, 2013.

        SUNAMERICA SPECIALTY SERIES
        STATEMENT OF ASSETS AND LIABILITIES -- OCTOBER 31, 2013

                                                                  2020 HIGH      SUNAMERICA     SUNAMERICA    SUNAMERICA
                                                                  WATERMARK     ALTERNATIVE       GLOBAL     FOCUSED ALPHA
                                                                    FUND      STRATEGIES FUND# TRENDS FUND#   GROWTH FUND
                                                                ------------  ---------------- ------------  -------------
ASSETS:
Investments at value (unaffiliated)*........................... $ 47,104,453    $ 85,220,343   $         --  $520,925,383
Repurchase agreements (cost approximates value)................      717,000       3,629,991     99,655,000            --
                                                                ------------    ------------   ------------  ------------
  Total investments............................................   47,821,453      88,850,334     99,655,000   520,925,383
                                                                ------------    ------------   ------------  ------------
Cash...........................................................          152           1,018          3,132         1,353
Foreign Cash*..................................................           --              --             --            --
Receivable for:
  Shares of beneficial interest sold...........................           --          22,848        160,293     1,463,135
  Dividends and interest.......................................           --         143,579            235        99,411
  Investments sold.............................................           --              --             --            --
Prepaid expenses and other assets..............................        1,828           2,151          1,758         3,548
Due from broker................................................           --         151,125      2,420,378            --
Due from investment adviser for expense reimbursements/fee
 waivers.......................................................       36,812         255,670         36,569         9,308
Unrealized appreciation on forward foreign currency contracts..           --              --        220,530            --
Variation margin on futures contracts..........................           --         231,175         43,703            --
                                                                ------------    ------------   ------------  ------------
  Total assets.................................................   47,860,245      89,657,900    102,541,598   522,502,138
                                                                ------------    ------------   ------------  ------------
LIABILITIES:
Payable for:
  Shares of beneficial interest redeemed.......................       19,633         565,848        738,206       642,504
  Investments purchased........................................           --              --             --            --
  Investment advisory and management fees......................       26,564          75,655         95,367       423,395
  Distribution and service maintenance fees....................       17,826          33,203         41,996       182,151
  Transfer agent fees and expenses.............................       11,093          23,625         20,260       111,527
  Trustees' fees and expenses..................................          161             233            246         6,633
  Prudential Global Funding, Inc. (Note 1).....................       14,304              --             --            --
  Other accrued expenses.......................................       32,882          49,163         67,196       222,552
  Line of credit...............................................           --              --             --            --
  Call and put options written, at value@......................           --          29,160             --            --
Unrealized depreciation on forward foreign currency
 contracts.....................................................           --              --        331,730            --
Variation margin on futures contracts..........................          480         199,345        341,424            --
                                                                ------------    ------------   ------------  ------------
  Total liabilities............................................      122,943         976,232      1,636,425     1,588,762
                                                                ------------    ------------   ------------  ------------
NET ASSETS..................................................... $ 47,737,302    $ 88,681,668   $100,905,173  $520,913,376
                                                                ============    ============   ============  ============
NET ASSETS REPRESENTED BY:
Paid-in capital................................................   58,189,451     183,411,552     96,195,315   509,540,546
Accumulated undistributed net investment income (loss).........      914,721     (12,435,881)    (4,412,399)       (6,076)
Accumulated undistributed net realized gain (loss) on
 investments, futures contracts, options contracts and foreign
 exchange transactions.........................................  (18,054,023)    (81,160,908)     8,581,959   (99,748,828)
Unrealized appreciation (depreciation) on investments..........    6,683,715           5,532             --   111,127,887
Unrealized appreciation (depreciation) on futures and written
 options contracts.............................................        3,438        (271,597)       610,373            --
Unrealized foreign exchange gain (loss) on other assets and
 liabilities...................................................           --        (867,030)       (70,075)         (153)
                                                                ------------    ------------   ------------  ------------
Net Assets..................................................... $ 47,737,302    $ 88,681,668   $100,905,173  $520,913,376
                                                                ============    ============   ============  ============
*Cost
  Investments (unaffiliated)................................... $ 40,420,738    $ 85,214,811   $         --  $409,797,496
                                                                ============    ============   ============  ============
  Foreign cash................................................. $         --    $         --   $         --  $         --
                                                                ============    ============   ============  ============
@Premium received on options written........................... $         --    $     24,920   $         --  $         --
                                                                ============    ============   ============  ============

                                                                  SUNAMERICA    SUNAMERICA
                                                                FOCUSED ALPHA     INCOME
                                                                LARGE-CAP FUND EXPLORER FUND
                                                                -------------- -------------
ASSETS:
Investments at value (unaffiliated)*........................... $ 650,337,530   $24,234,581
Repurchase agreements (cost approximates value)................            --     1,347,000
                                                                -------------   -----------
  Total investments............................................   650,337,530    25,581,581
                                                                -------------   -----------
Cash...........................................................         1,679         1,902
Foreign Cash*..................................................            --        48,326
Receivable for:
  Shares of beneficial interest sold...........................       156,745            --
  Dividends and interest.......................................       449,825        93,960
  Investments sold.............................................    31,802,095            --
Prepaid expenses and other assets..............................         2,692            58
Due from broker................................................            --            --
Due from investment adviser for expense reimbursements/fee
 waivers.......................................................        29,340        75,192
Unrealized appreciation on forward foreign currency contracts..            --            --
Variation margin on futures contracts..........................            --            --
                                                                -------------   -----------
  Total assets.................................................   682,779,906    25,801,019
                                                                -------------   -----------
LIABILITIES:
Payable for:
  Shares of beneficial interest redeemed.......................       760,507       138,737
  Investments purchased........................................    14,112,730     3,811,657
  Investment advisory and management fees......................       302,915        15,344
  Distribution and service maintenance fees....................       132,522         5,454
  Transfer agent fees and expenses.............................        87,300         6,042
  Trustees' fees and expenses..................................        15,194           121
  Prudential Global Funding, Inc. (Note 1).....................            --            --
  Other accrued expenses.......................................       770,955        53,582
  Line of credit...............................................    23,206,438            --
  Call and put options written, at value@......................            --            --
Unrealized depreciation on forward foreign currency
 contracts.....................................................            --            --
Variation margin on futures contracts..........................            --            --
                                                                -------------   -----------
  Total liabilities............................................    39,388,561     4,030,937
                                                                -------------   -----------
NET ASSETS..................................................... $ 643,391,345   $21,770,082
                                                                =============   ===========
NET ASSETS REPRESENTED BY:
Paid-in capital................................................   779,373,122    21,138,061
Accumulated undistributed net investment income (loss).........       (14,726)       26,452
Accumulated undistributed net realized gain (loss) on
 investments, futures contracts, options contracts and foreign
 exchange transactions.........................................  (209,110,976)       (5,736)
Unrealized appreciation (depreciation) on investments..........    73,143,925       601,826
Unrealized appreciation (depreciation) on futures and written
 options contracts.............................................            --            --
Unrealized foreign exchange gain (loss) on other assets and
 liabilities...................................................            --         9,479
                                                                -------------   -----------
Net Assets..................................................... $ 643,391,345   $21,770,082
                                                                =============   ===========
*Cost
  Investments (unaffiliated)................................... $ 577,193,605   $23,632,755
                                                                =============   ===========
  Foreign cash................................................. $          --   $    48,200
                                                                =============   ===========
@Premium received on options written........................... $          --   $        --
                                                                =============   ===========

--------
#  Consolidated; See Note 2.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        STATEMENT OF ASSETS AND LIABILITIES -- OCTOBER 31, 2013 -- (CONTINUED)


                                                                2020 HIGH     SUNAMERICA     SUNAMERICA   SUNAMERICA
                                                                WATERMARK    ALTERNATIVE       GLOBAL    FOCUSED ALPHA
                                                                  FUND     STRATEGIES FUND# TRENDS FUND#  GROWTH FUND
                                                               ----------- ---------------- ------------ -------------
CLASS A (UNLIMITED SHARES AUTHORIZED):
Net assets.................................................... $27,131,059   $65,417,601    $66,702,302  $418,070,943
Shares of beneficial interest issued and outstanding..........   2,902,103     8,294,143      4,380,989    16,869,278
Net asset value and redemption price per share (excluding any
 applicable contingent deferred sales charge)................. $      9.35   $      7.89    $     15.23  $      24.78
Maximum sales charge (5.75% of offering price)................        0.57          0.48           0.93          1.51
                                                               -----------   -----------    -----------  ------------
Maximum offering price to public.............................. $      9.92   $      8.37    $     16.16  $      26.29
                                                               ===========   ===========    ===========  ============
CLASS C (UNLIMITED SHARES AUTHORIZED):
Net assets.................................................... $ 8,229,570   $14,197,769    $23,535,151  $ 72,132,134
Shares of beneficial interest issued and outstanding..........     886,803     1,827,701      1,563,676     2,944,570
Net asset value, offering and redemption price per share
 (excluding any applicable contingent deferred sales
 charge)...................................................... $      9.28   $      7.77    $     15.05  $      24.50
                                                               ===========   ===========    ===========  ============
CLASS I (UNLIMITED SHARES AUTHORIZED):
Net assets.................................................... $12,376,673   $        --    $        --  $         --
Shares of beneficial interest issued and outstanding..........   1,316,865            --             --            --
Net asset value, offering and redemption price per share...... $      9.40   $        --    $        --  $         --
                                                               ===========   ===========    ===========  ============
CLASS W (UNLIMITED SHARES AUTHORIZED):
Net assets.................................................... $        --   $ 9,066,298    $10,667,720  $ 30,710,299
Shares of beneficial interest issued and outstanding..........          --     1,141,626        697,642     1,234,353
Net asset value, offering and redemption price per share...... $        --   $      7.94    $     15.29  $      24.88
                                                               ===========   ===========    ===========  ============

                                                                 SUNAMERICA    SUNAMERICA
                                                               FOCUSED ALPHA     INCOME
                                                               LARGE-CAP FUND EXPLORER FUND
                                                               -------------- -------------
CLASS A (UNLIMITED SHARES AUTHORIZED):
Net assets....................................................  $521,937,750   $21,474,630
Shares of beneficial interest issued and outstanding..........    21,413,518     1,379,834
Net asset value and redemption price per share (excluding any
 applicable contingent deferred sales charge).................  $      24.37   $     15.56
Maximum sales charge (5.75% of offering price)................          1.49          0.95
                                                                ------------   -----------
Maximum offering price to public..............................  $      25.86   $     16.51
                                                                ============   ===========
CLASS C (UNLIMITED SHARES AUTHORIZED):
Net assets....................................................  $118,963,475   $   190,330
Shares of beneficial interest issued and outstanding..........     4,933,314        12,231
Net asset value, offering and redemption price per share
 (excluding any applicable contingent deferred sales
 charge)......................................................  $      24.11   $     15.56
                                                                ============   ===========
CLASS I (UNLIMITED SHARES AUTHORIZED):
Net assets....................................................  $         --   $        --
Shares of beneficial interest issued and outstanding..........            --            --
Net asset value, offering and redemption price per share......  $         --   $        --
                                                                ============   ===========
CLASS W (UNLIMITED SHARES AUTHORIZED):
Net assets....................................................  $  2,490,120   $   105,122
Shares of beneficial interest issued and outstanding..........       101,736         6,754
Net asset value, offering and redemption price per share......  $      24.48   $     15.56
                                                                ============   ===========

--------
#  Consolidated; See Note 2.

See Notes to Financial Statements.

        SUNAMERICA SPECIALTY SERIES
        STATEMENT OF OPERATIONS -- FOR THE PERIODS ENDED OCTOBER 31, 2013

                                                                                    2020 HIGH      SUNAMERICA     SUNAMERICA
                                                                                    WATERMARK     ALTERNATIVE       GLOBAL
                                                                                      FUND      STRATEGIES FUND# TRENDS FUND#
                                                                                   -----------  ---------------- ------------
INVESTMENT INCOME:
Dividends (unaffiliated).......................................................... $        --    $    171,520   $        --
Interest (unaffiliated)...........................................................   1,850,507       1,014,063       179,478
                                                                                   -----------    ------------   -----------
   Total investment income*.......................................................   1,850,507       1,185,583       179,478
                                                                                   -----------    ------------   -----------
EXPENSES:
  Investment advisory and management fees.........................................     356,186       1,859,083     2,350,730
  Distribution and service maintenance fees:
   Class A........................................................................     103,601         360,329       383,129
   Class C........................................................................     108,289         257,761       374,124
  Service fees:
   Class I........................................................................      35,922              --            --
   Class W........................................................................          --          33,181        41,566
  Transfer agent fees and expenses:
   Class A........................................................................      73,845         235,878       244,624
   Class C........................................................................      26,522          59,999        86,422
   Class I........................................................................      32,811              --            --
   Class W........................................................................          --          50,181        62,060
  Registration fees:
   Class A........................................................................      16,033          29,659        68,052
   Class C........................................................................      12,602          17,187            --
   Class I........................................................................      13,007              --            --
   Class W........................................................................          --          20,822            --
  Custodian and accounting fees...................................................      25,179          68,504        78,694
  Reports to shareholders.........................................................      29,309          55,543        30,091
  Audit and tax fees..............................................................      40,423          63,851        57,491
  Legal fees......................................................................      11,658          30,639        25,668
  Fees paid to Prudential Global Funding, Inc (Note 1)............................     191,793              --            --
  Trustees' fees and expenses.....................................................       4,388          14,142        16,322
  Interest expense................................................................          --         195,426        18,169
  Organizational and offering costs...............................................          --              --            --
  Other expenses..................................................................      21,082          23,279        24,776
                                                                                   -----------    ------------   -----------
   Total expenses before fee waivers, expense reimbursements, expense
    recoupments, custody credits and fees paid indirectly.........................   1,102,650       3,375,464     3,861,918
   Net (fees waived and expenses reimbursed)/recouped by investment
    advisor (Note 5)..............................................................    (365,712)       (695,016)     (473,070)
   Fees paid indirectly (Note 10).................................................          --              --            --
                                                                                   -----------    ------------   -----------
   Net expenses...................................................................     736,938       2,680,448     3,388,848
                                                                                   -----------    ------------   -----------
Net investment income (loss)......................................................   1,113,569      (1,494,865)   (3,209,370)
                                                                                   -----------    ------------   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)............................   2,712,667         204,274            --
Net realized gain (loss) on futures contracts and written options contracts.......      14,164      (8,586,737)   12,028,276
Net realized foreign exchange gain (loss) on other assets and liabilities.........          --         (32,086)      (77,901)
Net increase from payment by affiliates (Note 5)..................................          --              --     1,013,157
                                                                                   -----------    ------------   -----------
Net realized gain (loss) on investments and foreign currencies....................   2,726,831      (8,414,549)   12,963,532
                                                                                   -----------    ------------   -----------
Change in unrealized appreciation (depreciation) on investments (unaffiliated)....  (5,877,619)     (2,986,890)           --
Change in unrealized appreciation (depreciation) on futures contracts and
 written options contracts........................................................       4,733      (3,134,597)      684,083
Change in unrealized foreign exchange gain (loss) on other assets and liabilities.          --        (926,410)     (194,647)
                                                                                   -----------    ------------   -----------
Net unrealized gain (loss) on investments and foreign currencies..................  (5,872,886)     (7,047,897)      489,436
                                                                                   -----------    ------------   -----------
Net realized and unrealized gain (loss) on investments
 and foreign currencies...........................................................  (3,146,055)    (15,462,446)   13,452,968
                                                                                   -----------    ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS.................................................................. $(2,032,486)   $(16,957,311)  $10,243,598
                                                                                   ===========    ============   ===========
* Net of foreign withholding taxes on interest and dividends of................... $        --    $         --   $        --
                                                                                   ===========    ============   ===========

                                                                                    SUNAMERICA     SUNAMERICA     SUNAMERICA
                                                                                   FOCUSED ALPHA FOCUSED ALPHA      INCOME
                                                                                    GROWTH FUND  LARGE-CAP FUND EXPLORER FUND+
                                                                                   ------------- -------------- --------------
INVESTMENT INCOME:
Dividends (unaffiliated).......................................................... $  2,992,456   $ 3,933,912     $ 295,432
Interest (unaffiliated)...........................................................        1,571           745        58,409
                                                                                   ------------   -----------     ---------
   Total investment income*.......................................................    2,994,027     3,934,657       353,841
                                                                                   ------------   -----------     ---------
EXPENSES:
  Investment advisory and management fees.........................................    3,629,781     2,948,372        59,614
  Distribution and service maintenance fees:
   Class A........................................................................    1,066,567       901,413        20,596
   Class C........................................................................      446,221       362,245           428
  Service fees:
   Class I........................................................................           --            --            --
   Class W........................................................................       20,434         1,599            51
  Transfer agent fees and expenses:
   Class A........................................................................      773,039       674,421        14,658
   Class C........................................................................      111,217        96,065           872
   Class I........................................................................           --            --            --
   Class W........................................................................       30,003         2,410           352
  Registration fees:
   Class A........................................................................        3,210        27,364           875
   Class C........................................................................       29,877        11,121            24
   Class I........................................................................           --            --            --
   Class W........................................................................        9,940        12,309            24
  Custodian and accounting fees...................................................      110,058        94,288        25,843
  Reports to shareholders.........................................................      114,358       119,483         2,399
  Audit and tax fees..............................................................       32,235        32,213        34,745
  Legal fees......................................................................        7,582         7,301         9,850
  Fees paid to Prudential Global Funding, Inc (Note 1)............................           --            --            --
  Trustees' fees and expenses.....................................................       25,549        22,675           285
  Interest expense................................................................            6         1,847            16
  Organizational and offering costs...............................................           --            --       181,609
  Other expenses..................................................................       24,153        23,297        11,652
                                                                                   ------------   -----------     ---------
   Total expenses before fee waivers, expense reimbursements, expense
    recoupments, custody credits and fees paid indirectly.........................    6,434,230     5,338,423       363,893
   Net (fees waived and expenses reimbursed)/recouped by investment
    advisor (Note 5)..............................................................       28,315       (33,895)     (261,147)
   Fees paid indirectly (Note 10).................................................       (6,778)         (200)           --
                                                                                   ------------   -----------     ---------
   Net expenses...................................................................    6,455,767     5,304,328       102,746
                                                                                   ------------   -----------     ---------
Net investment income (loss)......................................................   (3,461,740)   (1,369,671)      251,095
                                                                                   ------------   -----------     ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)............................   46,418,256    45,531,010        (3,957)
Net realized gain (loss) on futures contracts and written options contracts.......           --            --            --
Net realized foreign exchange gain (loss) on other assets and liabilities.........         (161)          414        (7,233)
Net increase from payment by affiliates (Note 5)..................................           --            --            --
                                                                                   ------------   -----------     ---------
Net realized gain (loss) on investments and foreign currencies....................   46,418,095    45,531,424       (11,190)
                                                                                   ------------   -----------     ---------
Change in unrealized appreciation (depreciation) on investments (unaffiliated)....   55,098,052    37,832,169       601,826
Change in unrealized appreciation (depreciation) on futures contracts and
 written options contracts........................................................           --            --            --
Change in unrealized foreign exchange gain (loss) on other assets and liabilities.          170            --         9,479
                                                                                   ------------   -----------     ---------
Net unrealized gain (loss) on investments and foreign currencies..................   55,098,222    37,832,169       611,305
                                                                                   ------------   -----------     ---------
Net realized and unrealized gain (loss) on investments
 and foreign currencies...........................................................  101,516,317    83,363,593       600,115
                                                                                   ------------   -----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS.................................................................. $ 98,054,577   $81,993,922     $ 851,210
                                                                                   ============   ===========     =========
* Net of foreign withholding taxes on interest and dividends of................... $    137,790   $        --     $   6,655
                                                                                   ============   ===========     =========

--------
#  Consolidated; See Note 2.
+  For the period July 2, 2013 (commencement of operations) to October 31, 2013.

See Notes to Financial Statements.

        SUNAMERICA SPECIALTY SERIES
        STATEMENT OF CHANGES IN NET ASSETS

                                                                                                   SUNAMERICA ALTERNATIVE
                                                                      2020 HIGH WATERMARK FUND        STRATEGIES FUND#
                                                                     -------------------------  ----------------------------
                                                                        FOR THE      FOR THE       FOR THE        FOR THE
                                                                      YEAR ENDED   YEAR ENDED    YEAR ENDED     YEAR ENDED
                                                                      OCTOBER 31,  OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                                                                         2013         2012          2013           2012
                                                                     ------------  -----------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)...................................... $  1,113,569  $ 1,294,823  $  (1,494,865) $  (4,130,903)
  Net realized gain (loss) on investments and foreign currencies....    2,726,831    2,369,398     (8,414,549)   (99,660,249)
  Net unrealized gain (loss) on investments and foreign currencies..   (5,872,886)     912,176     (7,047,897)    28,410,066
                                                                     ------------  -----------  -------------  -------------
Net increase (decrease) in net assets resulting from operations.....   (2,032,486)   4,576,397    (16,957,311)   (75,381,086)
                                                                     ------------  -----------  -------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income (Class A)...................................     (685,805)    (703,826)            --     (3,554,222)
  Net investment income (Class C)...................................     (181,153)    (217,222)            --       (177,413)
  Net investment income (Class I)...................................     (412,742)    (438,868)            --             --
  Net investment income (Class W)...................................           --           --             --       (641,600)
  Net realized gain on securities (Class A).........................           --           --             --    (13,571,103)
  Net realized gain on securities (Class C).........................           --           --             --     (2,526,564)
  Net realized gain on securities (Class I).........................           --           --             --             --
  Net realized gain on securities (Class W).........................           --           --             --     (1,996,446)
                                                                     ------------  -----------  -------------  -------------
Total distributions to shareholders.................................   (1,279,700)  (1,359,916)            --    (22,467,348)
                                                                     ------------  -----------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
 SHARE TRANSACTIONS (NOTE 8)........................................  (12,497,657)  (7,632,205)  (168,298,078)  (122,520,567)
                                                                     ------------  -----------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.............................  (15,809,843)  (4,415,724)  (185,255,389)  (220,369,001)

NET ASSETS:
Beginning of period.................................................   63,547,145   67,962,869    273,937,057    494,306,058
                                                                     ------------  -----------  -------------  -------------
End of period+...................................................... $ 47,737,302  $63,547,145  $  88,681,668  $ 273,937,057
                                                                     ============  ===========  =============  =============
--------
+ Includes accumulated undistributed net investment income
 (loss)............................................................. $    914,721  $ 1,080,852  $ (12,435,881) $ (14,392,775)
                                                                     ============  ===========  =============  =============

                                                                          SUNAMERICA GLOBAL
                                                                             TRENDS FUND#
                                                                     ---------------------------
                                                                        FOR THE        FOR THE
                                                                      YEAR ENDED     YEAR ENDED
                                                                      OCTOBER 31,    OCTOBER 31,
                                                                         2013           2012
                                                                     -------------  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)...................................... $  (3,209,370) $ (6,182,712)
  Net realized gain (loss) on investments and foreign currencies....    12,963,532   (11,323,841)
  Net unrealized gain (loss) on investments and foreign currencies..       489,436        52,661
                                                                     -------------  ------------
Net increase (decrease) in net assets resulting from operations.....    10,243,598   (17,453,892)
                                                                     -------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income (Class A)...................................            --    (2,250,904)
  Net investment income (Class C)...................................            --      (200,350)
  Net investment income (Class I)...................................            --            --
  Net investment income (Class W)...................................            --      (471,084)
  Net realized gain on securities (Class A).........................            --    (1,967,758)
  Net realized gain on securities (Class C).........................            --      (276,702)
  Net realized gain on securities (Class I).........................            --            --
  Net realized gain on securities (Class W).........................            --      (369,838)
                                                                     -------------  ------------
Total distributions to shareholders.................................            --    (5,536,636)
                                                                     -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
 SHARE TRANSACTIONS (NOTE 8)........................................  (216,106,283)   64,929,184
                                                                     -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.............................  (205,862,685)   41,938,656

NET ASSETS:
Beginning of period.................................................   306,767,858   264,829,202
                                                                     -------------  ------------
End of period+...................................................... $ 100,905,173  $306,767,858
                                                                     =============  ============
--------
+ Includes accumulated undistributed net investment income
 (loss)............................................................. $  (4,412,399) $ (9,084,001)
                                                                     =============  ============

#  Consolidated; See Note 2.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        STATEMENT OF CHANGES IN NET ASSETS -- (continued)

                                                            SUNAMERICA FOCUSED ALPHA
                                                                  GROWTH FUND*
                                                  -------------------------------------------
                                                  FOR THE YEAR   FOR THE PERIOD  FOR THE YEAR
                                                     ENDED         JANUARY 1,       ENDED
                                                  OCTOBER 31,     2012 THROUGH   DECEMBER 31,
                                                      2013      OCTOBER 31, 2012     2011
                                                  ------------  ---------------- ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)................... $ (3,461,740)   $    (49,577)  $ (1,404,776)
  Net realized gain (loss) on investments and
   foreign currencies............................   46,418,095      86,294,416     35,521,702
  Net unrealized gain (loss) on investments and
   foreign currencies............................   55,098,222     (54,637,301)   (39,770,970)
                                                  ------------    ------------   ------------
Net increase (decrease) in net assets resulting
 from operations.................................   98,054,577      31,607,538     (5,654,044)
                                                  ------------    ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income (Class A)................           --              --             --
  Net investment income (Class C)................           --              --             --
  Net investment income (Class I)................           --              --             --
  Net investment income (Class W)................           --              --             --
  Net realized gain on securities (Class A)......  (29,566,944)             --     (6,839,359)
  Net realized gain on securities (Class C)......   (3,751,227)             --             --
  Net realized gain on securities (Class I)......           --              --             --
  Net realized gain on securities (Class W)......     (682,590)             --             --
                                                  ------------    ------------   ------------
Total distributions to shareholders..............  (34,000,761)             --     (6,839,359)
                                                  ------------    ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM CAPITAL SHARE TRANSACTIONS (NOTE 8)........  169,183,608      (9,947,885)            --
                                                  ------------    ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS..........  233,237,424      21,659,653    (12,493,403)

NET ASSETS:
Beginning of period..............................  287,675,952     266,016,299    278,509,702
                                                  ------------    ------------   ------------
End of period+................................... $520,913,376    $287,675,952   $266,016,299
                                                  ============    ============   ============
--------
+ Includes accumulated undistributed net
 investment income (loss)........................ $     (6,076)   $     (4,541)  $         --
                                                  ============    ============   ============

                                                            SUNAMERICA FOCUSED ALPHA           SUNAMERICA INCOME
                                                                LARGE-CAP FUND*                  EXPLORER FUND
                                                  -------------------------------------------  -----------------
                                                  FOR THE YEAR   FOR THE PERIOD  FOR THE YEAR   FOR THE PERIOD
                                                     ENDED         JANUARY 1,       ENDED           JULY 2,
                                                  OCTOBER 31,     2012 THROUGH   DECEMBER 31,    2013@ THROUGH
                                                      2013      OCTOBER 31, 2012     2011      OCTOBER 31, 2013
                                                  ------------  ---------------- ------------  -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)................... $ (1,369,671)   $   (585,424)  $   (107,011)    $   251,095
  Net realized gain (loss) on investments and
   foreign currencies............................   45,531,424      32,382,298     15,356,317         (11,190)
  Net unrealized gain (loss) on investments and
   foreign currencies............................   37,832,169     (15,141,452)   (17,261,840)        611,305
                                                  ------------    ------------   ------------     -----------
Net increase (decrease) in net assets resulting
 from operations.................................   81,993,922      16,655,422     (2,012,534)        851,210
                                                  ------------    ------------   ------------     -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income (Class A)................           --              --       (234,777)       (232,313)
  Net investment income (Class C)................           --              --             --          (1,374)
  Net investment income (Class I)................           --              --             --              --
  Net investment income (Class W)................           --              --             --          (1,332)
  Net realized gain on securities (Class A)......   (9,908,087)             --     (5,051,464)             --
  Net realized gain on securities (Class C)......   (1,441,264)             --             --              --
  Net realized gain on securities (Class I)......           --              --             --              --
  Net realized gain on securities (Class W)......      (18,822)             --             --              --
                                                  ------------    ------------   ------------     -----------
Total distributions to shareholders..............  (11,368,173)             --     (5,286,241)       (235,019)
                                                  ------------    ------------   ------------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM CAPITAL SHARE TRANSACTIONS (NOTE 8)........  314,267,799     121,823,477             --      21,153,891
                                                  ------------    ------------   ------------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS..........  384,893,548     138,478,899     (7,298,775)     21,770,082

NET ASSETS:
Beginning of period..............................  258,497,797     120,018,898    127,317,673              --
                                                  ------------    ------------   ------------     -----------
End of period+................................... $643,391,345    $258,497,797   $120,018,898     $21,770,082
                                                  ============    ============   ============     ===========
--------
+ Includes accumulated undistributed net
 investment income (loss)........................ $    (14,726)   $     (9,344)  $         --     $    26,452
                                                  ============    ============   ============     ===========

@  Commencement of operations.
*  See Note 1.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        FINANCIAL HIGHLIGHTS

                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENT                                               NET               NET
               ASSET                 (BOTH               DIVIDENDS  DISTRIBUTIONS         ASSET            ASSETS    RATIO OF
               VALUE      NET      REALIZED   TOTAL FROM  FROM NET      FROM       TOTAL  VALUE            END OF     EXPENSE
             BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT NET REALIZED  DISTRI- END OF   TOTAL   PERIOD   TO AVERAGE
PERIOD ENDED OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME       GAINS     BUTIONS PERIOD RETURN(2) (000'S) NET ASSETS(3)
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------ --------- ------- -------------

                                                                2020 HIGH WATERMARK FUND
                                                                ------------------------
                                                                        CLASS A
                                                                        -------
  10/31/09     $7.74     $0.14      $ 0.50      $ 0.64     $(0.16)       $--      $(0.16) $8.22     8.32%  $38,471     1.59%
  10/31/10      8.22      0.16        0.72        0.88      (0.14)        --       (0.14)  8.96    10.90    35,827     1.53
  10/31/11      8.96      0.19        0.48        0.67      (0.17)        --       (0.17)  9.46     7.76    34,975     1.48
  10/31/12      9.46      0.19        0.46        0.65      (0.19)        --       (0.19)  9.92     6.96    33,009     1.42
  10/31/13      9.92      0.20       (0.56)      (0.36)     (0.21)        --       (0.21)  9.35    (3.70)   27,131     1.34
                                                                        CLASS C
                                                                        -------
  10/31/09     $7.69     $0.08      $ 0.50      $ 0.58     $(0.11)       $--      $(0.11) $8.16     7.59%  $16,839     2.24%
  10/31/10      8.16      0.10        0.72        0.82      (0.09)        --       (0.09)  8.89    10.14    16,229     2.18
  10/31/11      8.89      0.13        0.48        0.61      (0.12)        --       (0.12)  9.38     7.02    15,848     2.13
  10/31/12      9.38      0.12        0.46        0.58      (0.13)        --       (0.13)  9.83     6.22    14,123     2.07
  10/31/13      9.83      0.13       (0.55)      (0.42)     (0.13)        --       (0.13)  9.28    (4.29)    8,230     1.99
                                                                        CLASS I
                                                                        -------
  10/31/09     $7.79     $0.17      $ 0.50      $ 0.67     $(0.20)       $--      $(0.20) $8.26     8.66%  $12,497     1.12%
  10/31/10      8.26      0.20        0.71        0.91      (0.17)        --       (0.17)  9.00    11.34    16,020     1.06
  10/31/11      9.00      0.23        0.48        0.71      (0.21)        --       (0.21)  9.50     8.30    17,141     1.01
  10/31/12      9.50      0.23        0.47        0.70      (0.23)        --       (0.23)  9.97     7.47    16,415     0.95
  10/31/13      9.97      0.24       (0.55)      (0.31)     (0.26)        --       (0.26)  9.40    (3.22)   12,377     0.87

    RATIO
   OF NET
 INVESTMENT
  INCOME TO
   AVERAGE    PORTFOLIO
NET ASSETS(3) TURNOVER
------------- ---------





    1.68%        14%
    1.89          0
    2.15          0
    1.91          0
    2.04          0


    1.03%        14%
    1.25          0
    1.50          0
    1.26          0
    1.38          0


    2.15%        14%
    2.37          0
    2.62          0
    2.38          0
    2.51          0

--------
(1)Calculated based upon average shares outstanding.
(2)Total return does not reflect sales load, but does include expense reimbursements and expense reductions.
(3)Net of following expense reimbursements, waivers, (recoupments) and custody credits, if applicable (based on average net assets):

                                         10/31/09 10/31/10 10/31/11 10/31/12 10/31/13
                                         -------- -------- -------- -------- --------
2020 High Watermark Fund Class A........   0.23%    0.30%    0.36%    0.41%    0.56%
2020 High Watermark Fund Class C........   0.26     0.34     0.39     0.45     0.61
2020 High Watermark Fund Class I........   0.64     0.70     0.76     0.80     0.94

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENT                                               NET                 NET
               ASSET                 (BOTH               DIVIDENDS  DISTRIBUTIONS         ASSET              ASSETS
               VALUE      NET      REALIZED   TOTAL FROM  FROM NET      FROM       TOTAL  VALUE              END OF
             BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT NET REALIZED  DISTRI- END OF   TOTAL     PERIOD
PERIOD ENDED OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME       GAINS     BUTIONS PERIOD RETURN(2)   (000'S)
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------ ---------   --------

                                                          SUNAMERICA ALTERNATIVE STRATEGIES FUND#
                                                          ---------------------------------------
                                                                          CLASS A
                                                                          -------
 11/04/08@-
 10/31/09     $10.00     $ 0.00     $ 0.22      $ 0.22     $   --      $   --     $   --  $10.22    2.20%    $235,868
 10/31/10      10.22       0.03       0.30        0.33      (0.04)         --      (0.04)  10.51    3.21      320,125
 10/31/11      10.51      (0.02)      0.58        0.56      (0.20)      (0.12)     (0.32)  10.75    5.48      379,710
 10/31/12      10.75      (0.09)     (1.47)      (1.56)     (0.10)      (0.37)     (0.47)   8.72  (15.28)     181,487
 10/31/13       8.72      (0.08)     (0.75)      (0.83)        --          --         --    7.89   (9.52)      65,418
                                                                          CLASS C
-
 11/04/08@-
 10/31/09     $10.00     $(0.03)    $ 0.19      $ 0.16     $   --      $   --     $   --  $10.16    1.60%    $ 19,728
 10/31/10      10.16      (0.03)      0.28        0.25         --          --         --   10.41    2.46       31,081
 10/31/11      10.41      (0.10)      0.59        0.49      (0.13)      (0.12)     (0.25)  10.65    4.87       65,753
 10/31/12      10.65      (0.15)     (1.47)      (1.62)     (0.03)      (0.37)     (0.40)   8.63  (15.90)      44,446
 10/31/13       8.63      (0.13)     (0.73)      (0.86)        --          --         --    7.77   (9.97)(6)   14,198
                                                                          CLASS W
-
 11/04/08@-
 10/31/09     $10.00     $ 0.04     $ 0.21      $ 0.25     $   --      $   --     $   --  $10.25    2.50%    $ 11,877
 10/31/10      10.25       0.05       0.29        0.34      (0.06)         --      (0.06)  10.53    3.29       25,704
 10/31/11      10.53      (0.01)      0.59        0.58      (0.22)      (0.12)     (0.34)  10.77    5.73       48,843
 10/31/12      10.77      (0.07)     (1.47)      (1.54)     (0.12)      (0.37)     (0.49)   8.74  (15.07)      48,004
 10/31/13       8.74      (0.06)     (0.74)      (0.80)        --          --         --    7.94   (9.15)(6)    9,066

                  RATIO
                 OF NET
  RATIO OF     INVESTMENT
   EXPENSE      INCOME TO
 TO AVERAGE      AVERAGE     PORTFOLIO
NET ASSETS(4) NET ASSETS(4)  TURNOVER
------------- -------------  ---------






    1.72%(3)       0.02%(3)      51%
    1.72           0.31         141
    1.71          (0.19)        129
    1.68          (0.94)         95
    1.72          (0.94)         57



    2.37%(3)      (0.34)%(3)     51%
    2.37          (0.34)        141
    2.37          (0.94)        129
    2.37          (1.62)         95
    2.30(5)       (1.52)         57



    1.52%(3)       0.50%(3)      51%
    1.52           0.51         141
    1.52          (0.07)        129
    1.51          (0.75)         95
    1.43(5)       (0.63)         57

--------
#  Consolidated; See Note 2.
@  Commencement of operations.
(1)Calculated based upon average shares outstanding.
(2)Total return is not annualized and does not reflect sales load, but does include expense reimbursements and expense reductions.
(3)Annualized
(4)Net of following expense reimbursements, waivers, (recoupments) and custody credits, if applicable (based on average net assets):

                                         10/31/09(3) 10/31/10 10/31/11 10/31/12 10/31/13
                                         ----------- -------- -------- -------- --------
SunAmerica Alternative Strategies Fund
 Class A................................    0.24%      0.18%    0.20%    0.22%    0.42%
SunAmerica Alternative Strategies Fund
 Class C................................    0.40       0.22     0.22     0.21     0.53
SunAmerica Alternative Strategies Fund
 Class W................................    0.68       0.24     0.22     0.21     0.56

(5)Includes a reimbursement of expenses from a prior year of 0.07% and 0.09% for Class C and Class W, respectively.
(6)The Fund's performance figure was increased by 0.11% and 0.23% for Class C and Class W, respectively, for a reimbursement of expenses from a prior year.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENT                                               NET                   NET
               ASSET                 (BOTH               DIVIDENDS  DISTRIBUTIONS         ASSET                ASSETS
               VALUE      NET      REALIZED   TOTAL FROM  FROM NET      FROM       TOTAL  VALUE                END OF
             BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT NET REALIZED  DISTRI- END OF    TOTAL      PERIOD
PERIOD ENDED OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME       GAINS     BUTIONS PERIOD  RETURN(2)    (000'S)
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------ ---------     --------

                                                                SUNAMERICA GLOBAL TRENDS FUND#
                                                                ------------------------------
                                                                           CLASS A
                                                                           -------
 06/15/11@-
 10/31/11     $15.00     $(0.09)    $ 0.54      $ 0.45     $   --      $   --     $   --  $15.45    3.00%      $208,936
 10/31/12      15.45      (0.26)     (0.44)      (0.70)     (0.15)      (0.13)     (0.28)  14.47   (4.58)       188,865
 10/31/13      14.47      (0.27)      1.03        0.76         --          --         --   15.23    5.25(5)(7)   66,702
                                                                           CLASS C
                                                                           -------
 06/15/11@-
 10/31/11     $15.00     $(0.12)    $ 0.51      $ 0.39     $   --      $   --     $   --  $15.39    2.60%      $ 21,114
 10/31/12      15.39      (0.34)     (0.44)      (0.78)     (0.09)      (0.13)     (0.22)  14.39   (5.08)        57,065
 10/31/13      14.39      (0.37)      1.03        0.66         --          --         --   15.05    4.59(5)      23,535
                                                                           CLASS W
                                                                           -------
 06/15/11@-
 10/31/11     $15.00     $(0.07)    $ 0.53      $ 0.46     $   --      $   --     $   --  $15.46    3.07%      $ 34,779
 10/31/12      15.46      (0.22)     (0.46)      (0.68)     (0.16)      (0.13)     (0.29)  14.49   (4.40)        60,838
 10/31/13      14.49      (0.24)      1.04        0.80         --          --         --   15.29    5.52(5)(7)   10,668

                  RATIO
                 OF NET
  RATIO OF     INVESTMENT
   EXPENSE      INCOME TO
 TO AVERAGE      AVERAGE     PORTFOLIO
NET ASSETS(4) NET ASSETS(4)  TURNOVER
------------- -------------  ---------






    1.85%(3)      (1.81)%(3)     0%
    1.84          (1.72)         0
    1.85          (1.74)         0



    2.50%(3)      (2.46)%(3)     0%
    2.50          (2.37)         0
    2.48(6)       (2.38)         0



    1.65%(3)      (1.61)%(3)     0%
    1.65          (1.52)         0
    1.60(6)       (1.48)         0

--------
#  Consolidated; See Note 2.
@  Commencement of operations.
(1)Calculated based upon average shares outstanding.
(2)Total return is not annualized and does not reflect sales load, but does include expense reimbursements and expense reductions.
(3)Annualized
(4)Net of following expense reimbursements, waivers, (recoupments) and custody credits, if applicable (based on average net assets):

                                              10/31/11(3) 10/31/12 10/31/13
                                              ----------- -------- --------
     Global Trends Fund Class A..............    0.86%      0.18%    0.28%
     Global Trends Fund Class C..............    1.91       0.16     0.25
     Global Trends Fund Class W..............    1.49       0.16     0.26

(5)The Fund's performance figure was increased by 0.35% for Class A, Class C and Class W, from a reimbursement by an affiliate (Note 5).
(6)Includes a reimbursement of expenses from a prior year of 0.01% and 0.02% for Class C and Class W, respectively.
(7)The Fund's performance figure was increased by 0.07% for Class A and Class W for a reimbursement of expenses from a prior year.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        FINANCIAL HIGHLIGHTS -- (CONTINUED)



                                       NET
                NET                REALIZED AND                              DISTRIBUTIONS
               ASSET      NET       UNREALIZED                 DISTRIBUTIONS   FROM NET
               VALUE   INVESTMENT      GAIN         TOTAL FROM   FROM NET      REALIZED
             BEGINNING  INCOME@     (LOSS) ON       INVESTMENT  INVESTMENT     GAINS ON
PERIOD ENDED OF PERIOD   (LOSS)     INVESTMENT      OPERATIONS    INCOME      INVESTMENTS
------------ --------- ---------- ------------      ---------- ------------- -------------




-
 12/31/08     $21.04     $(0.05)     $(8.26)          $(8.31)     $   --        $   --
 12/31/09      11.48      (0.02)       3.86             3.84          --            --
 12/31/10      14.97       0.01        4.65             4.66       (0.01)        (0.19)(4)
 12/31/11      19.55      (0.10)      (0.30)           (0.40)         --         (0.48)
 01/01/12-
 10/31/12      18.67      (0.01)       2.86(10)(11)     2.85          --            --
 10/31/13      21.52      (0.19)       5.95(11)         5.76          --         (2.50)

-
 01/24/12*-
 10/31/12     $19.69     $ 0.03      $ 1.70(10)(11)   $ 1.73      $   --        $   --
 10/31/13      21.42      (0.33)       5.91(11)         5.58          --         (2.50)

-
 01/24/12*-
 10/31/12     $19.69     $ 0.10      $ 1.76(10)(11)   $ 1.86      $   --        $   --
 10/31/13      21.55      (0.18)       6.01(11)         5.83          --         (2.50)

                        CAPITAL
                         SHARE                                                                          RATIO
                      TRANSACTIONS                                                                     OF NET
                          NAV       NET       NET                            NET                     INVESTMENT
                       ACCRETION   ASSET     ASSET      MARKET   MARKET     ASSETS    RATIO OF         INCOME
DISTRIBUTIONS  TOTAL   RESULTING   VALUE     VALUE      VALUE    VALUE      END OF    EXPENSES        (LOSS) TO
 FROM RETURN  DISTRI- FROM SHARES  END OF    TOTAL      END OF   TOTAL      PERIOD   TO AVERAGE        AVERAGE       PORTFOLIO
 OF CAPITAL   BUTIONS   TENDERED   PERIOD    RETURN     PERIOD   RETURN    ($000'S) NET ASSETS(3)   NET ASSETS(3)    TURNOVER
------------- ------- ------------ ------ ------        ------ ------      -------- -------------   -------------    ---------

 SUNAMERICA FOCUSED ALPHA GROWTH FUND+
 -------------------------------------
                CLASS A

   $(1.25)    $(1.25)    $  --     $11.48 (41.07)%(1)   $ 9.55 (44.75)%(2) $233,635     1.17%           (0.29)%          89%
    (0.35)     (0.35)       --      14.97  34.50(1)      13.71  48.35(2)    304,753     1.22            (0.14)           72
       --      (0.20)     0.12(5)   19.55  32.19(1)      17.54  29.61(2)    278,510     1.25             0.06            70
       --      (0.48)       --      18.67  (2.02)(1)     18.28   6.88(2)    266,016     1.32            (0.48)           74

       --         --        --      21.52  15.27(8)(9)      --     --       249,508     1.68(6)(7)      (0.06)(6)(7)     87(12)
       --      (2.50)       --      24.78  30.45(8)         --     --       418,071     1.71(6)         (0.87)(6)       107(12)
                CLASS C


   $   --     $   --     $  --     $21.42   8.79%(8)(9) $   --    -- %     $ 33,084     2.37%(6)(7)      0.20%(6)(7)     87%(12)
       --      (2.50)       --      24.50  29.66(8)         --     --        72,132     2.37(6)         (1.58)(6)       107(12)
                CLASS W


   $   --     $   --     $  --     $21.55   9.45%(8)(9) $   --    -- %     $  5,084     1.52%(6)(7)      0.62%(6)(7)     87%(12)
       --      (2.50)       --      24.88  30.76(8)         --     --        30,710     1.52(6)         (0.85)(6)       107(12)

--------
*  Commencement of operations.
+ See Note 1 -- Due to the reorganization which effectively converted the fund from closed-end to open-end, periods ended 12/31/08 through 12/31/11 have been presented under the requirements of closed-end funds.
@  Calculated based upon average shares outstanding
(1)Based on net asset value per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at NAV on the ex-dividend date.
(2)Based on market value per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's prior dividend reinvestment plan.
(3)Excludes expense reductions. If expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

                                              12/31/08 12/31/09 12/31/10 12/31/11 10/31/12(7) 10/31/13
                                              -------- -------- -------- -------- ----------- --------
SunAmerica Focused Alpha Growth Fund Class A.   0.00%    0.00%    0.00%    0.00%     0.01%      0.00%
SunAmerica Focused Alpha Growth Fund Class C.    N/A      N/A      N/A      N/A      0.00       0.00
SunAmerica Focused Alpha Growth Fund Class W.    N/A      N/A      N/A      N/A      0.00       0.00

(4)The total distributions for the calendar year exceeded investment company taxable income and net capital gains and resulted in an excess distributed amount to be treated as ordinary income to the extent of the Fund's current and accumulated earnings and profits.
(5)See Note 8.
(6)Net of following expense reimbursements, waivers, (recoupments) and custody credits, if applicable (based on average net assets):

                                                  10/31/12(7) 10/31/13
                                                  ----------- --------
         SunAmerica Focused Alpha Growth Fund
          Class A................................    0.03%     (0.01)%
         SunAmerica Focused Alpha Growth Fund
          Class C................................    0.23       0.03
         SunAmerica Focused Alpha Growth Fund
          Class W................................    0.84       0.01

(7)Annualized
(8)Total return is not annualized and does not reflect sales load, but does include expense reimbursements and expense reductions.
(9)The Fund's performance figures were increased by the following amounts, from redemption fees received:

                                                        10/31/12
                                                        --------
               SunAmerica Focused Alpha Growth Fund
                Class A................................   0.64%
               SunAmerica Focused Alpha Growth Fund
                Class C................................   0.61
               SunAmerica Focused Alpha Growth Fund
                Class W................................   0.61

(10)Includes redemption fees of $0.12 per share.
(11)Includes the effect of a merger (see Note 3).
(12)Excludes purchases/sales due to fund merger.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                                                                CAPITAL
                                                                                                                 SHARE
                                       NET                                                                    TRANSACTIONS
                NET                REALIZED AND                 DISTRIB   DISTRIBUTIONS                           NAV       NET
               ASSET      NET       UNREALIZED                   UTIONS     FROM NET                           ACCRETION   ASSET
               VALUE   INVESTMENT      GAIN         TOTAL FROM  FROM NET    REALIZED    DISTRIBUTIONS  TOTAL   RESULTING   VALUE
             BEGINNING  INCOME@     (LOSS) ON       INVESTMENT INVESTMENT   GAINS ON     FROM RETURN  DISTRI- FROM SHARES  END OF
PERIOD ENDED OF PERIOD   (LOSS)     INVESTMENT      OPERATIONS   INCOME    INVESTMENTS   OF CAPITAL   BUTIONS   TENDERED   PERIOD
------------ --------- ---------- ------------      ---------- ---------- ------------- ------------- ------- ------------ ------

                                                                                      SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND+
                                                                                               ----------------------------------
                                                                                                       CLASS A
-
 12/31/08     $21.16     $ 0.06      $(7.58)          $(7.52)    $(0.06)     $   --        $(1.19)    $(1.25)    $  --     $12.39
 12/31/09      12.39       0.05        2.72             2.77      (0.05)         --         (0.30)     (0.35)       --      14.81
 12/31/10      14.81       0.06        2.83             2.89      (0.07)      (0.13)(4)        --      (0.20)     0.08(5)   17.58
 12/31/11      17.58      (0.01)      (0.27)           (0.28)     (0.03)      (0.70)           --      (0.73)       --      16.57
 01/01/12-
 10/31/12      16.57      (0.07)       2.75(10)(11)     2.68         --          --            --         --        --      19.25
 10/31/13      19.25      (0.08)       6.06(11)         5.98         --       (0.86)           --      (0.86)       --      24.37
                                                                                                       CLASS C
-
 01/24/12*-
 10/31/12     $17.59     $(0.19)     $ 1.77(10)(11)   $ 1.58     $   --      $   --        $   --     $   --     $  --     $19.17
 10/31/13      19.17      (0.19)       5.99(11)         5.80         --       (0.86)           --      (0.86)       --      24.11
                                                                                                       CLASS W
-
 01/24/12*-
 10/31/12     $17.59     $(0.02)     $ 1.72(10)(11)   $ 1.70     $   --      $   --        $   --     $   --     $  --     $19.29
 10/31/13      19.29      (0.07)       6.12(11)         6.05         --       (0.86)           --      (0.86)       --      24.48



    NET
   ASSET     MARKET   MARKET    NET ASSETS    RATIO OF                RATIO OF
   VALUE     VALUE    VALUE       END OF      EXPENSES       NET INVESTMENT INCOME (LOSS)
   TOTAL     END OF   TOTAL       PERIOD   TO AVERAGE NET           TO AVERAGE NET        PORTFOLIO
   RETURN    PERIOD   RETURN     ($000'S)      ASSETS                  ASSETS             TURNOVER
------       ------ ------      ---------- --------------    ---------------------------- ---------


------


(36.95)(1)   $10.33 (40.12)%(2)  $119,598     1.26%(3)              0.33%(3)                 120%
 23.15(1)     13.67  36.97(2)     143,028     1.34                  0.41                     135
 20.25(1)     15.74  16.76(2)     127,318     1.42(3)               0.42(3)                  130
 (1.50)(1)    16.22   7.55(2)     120,019     1.56(3)              (0.08)(3)                 115

 16.17(8)(9)     --     --        225,787     1.72(3)(6)(7)        (0.45)(3)(6)(7)           154(12)
 32.50(8)        --     --        521,938     1.72(3)(6)           (0.38)(3)(6)              124(12)



  8.98(8)(9) $   --    -- %      $ 32,358     2.37%(3)(6)(7)       (1.32)%(3)(6)(7)          154%(12)
 31.66(8)        --     --        118,963     2.37(3)(6)           (1.04)(3)(6)              124(12)



  9.66(8)(9) $   --    -- %      $    353     1.52%(3)(6)(7)       (0.12)%(3)(6)(7)          154%(12)
 32.80(8)        --     --          2,490     1.52(3)(6)            (0.32)(3)(6)             124(12)

--------
*  Commencement of operations.
+ See Note 1 -- Due to the reorganization which effectively converted the fund from closed-end to open-end, periods ended 12/31/08 through 12/31/11 have been presented under the requirements of closed-end funds.
@  Calculated based upon average shares outstanding
(1)Based on net asset value per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at NAV on the ex-dividend date.
(2)Based on market value per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's prior dividend reinvestment plan.
(3)Excludes expense reductions. If expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

                                    12/31/08 12/31/10 10/31/12(7) 10/31/13
                                    -------- -------- ----------- --------
     SunAmerica Focused Alpha
      Large-Cap Fund Class A.......   0.00%    0.00%     0.00%      0.00%
     SunAmerica Focused Alpha
      Large-Cap Fund Class C.......    N/A      N/A      0.01%      0.00
     SunAmerica Focused Alpha
      Large-Cap Fund Class W.......    N/A      N/A      0.00%      0.00

(4)The total distributions for the calendar year exceeded investment company taxable income and net capital gains and resulted in an excess distributed amount to be treated as ordinary income to the extent of the Fund's current and accumulated earnings and profits.
(5)See Note 8.
(6)Net of following expense reimbursements, waivers, (recoupments) and custody credits, if applicable (based on average net assets):

                                                  10/31/12(7) 10/31/13
                                                  ----------- --------
         SunAmerica Focused Alpha Large-Cap Fund
          Class A................................     0.05%     0.00%
         SunAmerica Focused Alpha Large-Cap Fund
          Class C................................     0.26      0.03
         SunAmerica Focused Alpha Large-Cap Fund
          Class W................................    12.82      1.13

(7)Annualized
(8)Total return is not annualized and does not reflect sales load, but does include expense reimbursements and expense reductions.
(9)The Fund's performance figures were increased by the following amounts, from redemption fees received:

                                                        10/31/12
                                                        --------
               SunAmerica Focused Alpha Large-Cap Fund
                Class A................................   0.66%
               SunAmerica Focused Alpha Large-Cap Fund
                Class C................................   0.63
               SunAmerica Focused Alpha Large-Cap Fund
                Class W................................   0.63

(10)Includes redemption fees of $0.11 per share.
(11)Includes the effect of a merger (see Note 3).
(12)Excludes purchases/sales due to fund merger.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENT                                               NET               NET
               ASSET                 (BOTH               DIVIDENDS  DISTRIBUTIONS         ASSET            ASSETS    RATIO OF
               VALUE      NET      REALIZED   TOTAL FROM  FROM NET      FROM       TOTAL  VALUE            END OF     EXPENSE
             BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT NET REALIZED  DISTRI- END OF   TOTAL   PERIOD   TO AVERAGE
PERIOD ENDED OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME       GAINS     BUTIONS PERIOD RETURN(2) (000'S) NET ASSETS(4)
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------ --------- ------- -------------

                                                            SUNAMERICA INCOME EXPLORER FUND
                                                            -------------------------------
                                                                        CLASS A
                                                                        -------
 07/02/13@-
 10/31/13     $15.00     $0.20       $0.55      $0.75      $(0.19)       $--      $(0.19) $15.56   5.03%   $21,475     1.72%(3)
                                                                        CLASS C
                                                                        -------
 07/02/13@-
 10/31/13     $15.00     $0.17       $0.55      $0.72      $(0.16)       $--      $(0.16) $15.56   4.81%   $   190     2.37%(3)
                                                                        CLASS W
                                                                        -------
 07/02/13@-
 10/31/13     $15.00     $0.22       $0.54      $0.76      $(0.20)       $--      $(0.20) $15.56   5.10%   $   105     1.52%(3)

    RATIO
   OF NET
 INVESTMENT
  INCOME TO
   AVERAGE    PORTFOLIO
NET ASSETS(4) TURNOVER
------------- ---------






    4.22%(3)     13%



    3.39%(3)     13%



    4.36%(3)     13%

--------
@  Commencement of operations.
(1)Calculated based upon average shares outstanding.
(2)Total return is not annualized and does not reflect sales load, but does include expense reimbursements and expense reductions.
(3)Annualized
(4)Net of following expense reimbursements, waivers, (recoupments) and custody credits, if applicable (based on average net assets):

                                                       10/31/13(3)
                                                       -----------
              SunAmerica Income Explorer Fund Class A.     3.80%
              SunAmerica Income Explorer Fund Class C.    44.66
              SunAmerica Income Explorer Fund Class W.    53.79

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES -- 2020 HIGH WATERMARK FUND
        PORTFOLIO PROFILE -- OCTOBER 31, 2013 -- (UNAUDITED)

INDUSTRY ALLOCATION*

 United States Treasury Bonds..........................................  81.7%
 Resolution Funding Corp...............................................  12.5
 U.S. Government Treasuries............................................   4.5
 Repurchase Agreements.................................................   1.5
                                                                        -----
 Total Investments --.................................................. 100.2
 Liabilities in excess of other assets (including open forward foreign currency contracts and futures contracts)............................  (0.2)
                                                                        -----
 Net Assets --......................................................... 100.0%
                                                                        =====

CREDIT QUALITY+#

 Aaa................................................................... 100.0%
                                                                        =====

--------
* Calculated as a percentage of net assets
+ Source: Moody's
# Calculated as a percentage of total debt issues, excluding short-term securities.

        SUNAMERICA SPECIALTY SERIES -- 2020 HIGH WATERMARK FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2013


                                                 PRINCIPAL    VALUE
                 SECURITY DESCRIPTION             AMOUNT     (NOTE 4)
         --------------------------------------------------------------
         U.S. GOVERNMENT AGENCIES -- 12.5%
         RESOLUTION FUNDING -- 12.5%
           Resolution Funding Corp. STRIPS
            zero coupon due 07/15/2020
            (cost $5,336,443).................. $ 7,000,000 $ 5,985,532
                                                            -----------
         U.S. GOVERNMENT TREASURIES -- 81.7%
         UNITED STATES TREASURY BONDS -- 81.7%
           U.S. Treasury Bond STRIPS
            zero coupon due 08/15/2020
            (cost $32,945,198).................  44,490,000  38,979,469
                                                            -----------
         TOTAL LONG-TERM INVESTMENT SECURITIES
            (cost $38,281,641).................              44,965,001
                                                            -----------
         SHORT-TERM INVESTMENT SECURITIES -- 4.5%
         U.S. GOVERNMENT TREASURIES -- 4.5%
           United States Treasury Bills
            0.10% due 04/10/14(1)
            (cost $2,139,097)..................   2,140,000   2,139,452
                                                            -----------

                                                       PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                   AMOUNT     (NOTE 4)
   -------------------------------------------------------------------------
   REPURCHASE AGREEMENT -- 1.5%
     Agreement with State Street Bank & Trust Co.,
      bearing interest at 0.00%, dated 10/31/2013,
      to be repurchased 11/01/2013 in the amount of
      $717,000 collateralized by $800,000 of Federal
      Home Loan Mtg. Corp. Notes, bearing interest
      at 2.00% due 01/30/2023 and having an
      approximate value of $732,296
      (cost $717,000)................................. $717,000      717,000
                                                                 -----------
   TOTAL INVESTMENTS --
      (cost $41,137,738)(2)...........................    100.2%  47,821,453
   Liabilities in excess of other assets..............     (0.2)     (84,151)
                                                       --------  -----------
   NET ASSETS --                                          100.0% $47,737,302
                                                       ========  ===========

--------
(1)The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(2)See Note 7 for cost of investments on a tax basis.
STRIPS -- Separate Trading of Registered Interest and Principal of Securities


OPEN FUTURES CONTRACTS
------------------------------------------------------------------------------------------
                                                                VALUE AS OF   UNREALIZED
NUMBER OF                                             VALUE AT  OCTOBER 31,  APPRECIATION
CONTRACTS TYPE     DESCRIPTION      EXPIRATION MONTH TRADE DATE    2013     (DEPRECIATION)
--------- ---- -------------------- ---------------- ---------- ----------- --------------
    1     Long S&P 500 E-Mini Index  December 2013    $84,112     $87,550       $3,438
                                                                                ======

The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2013 (see Note 4):

                                          LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                              QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS      TOTAL
                                          --------------------- ----------------- ---------------------- -----------
ASSETS:
Lont-Term Investment Securities:
  U.S. Government Agencies:
   Resolution Funding....................        $   --            $ 5,985,532             $--           $ 5,985,532
  U.S. Government Treasuries:
   United States Treasury Bonds..........            --             38,979,469              --            38,979,469
Short-Term Investment Securities:
  U.S. Government Treasuries.............            --              2,139,452              --             2,139,452
Repurchase Agreement.....................            --                717,000              --               717,000
Other Financial Instruments:+
  Open Futures Contracts -- Appreciation.         3,438                     --              --                 3,438
                                                 ------            -----------             ---           -----------
TOTAL                                            $3,438            $47,821,453             $--           $47,824,891
                                                 ======            ===========             ===           ===========

--------
+ Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA ALTERNATIVE STRATEGIES FUND CONSOLIDATED PORTFOLIO PROFILE -- OCTOBER 31, 2013** -- (UNAUDITED)


INDUSTRY ALLOCATION*

  U.S. Government Treasuries..........................................  31.4%
  Federal Farm Credit Bank............................................  16.7
  Federal National Mtg. Assoc.........................................  13.6
  Federal Home Loan Bank..............................................  11.2
  Commodity Funds.....................................................   9.1
  United States Treasury Notes........................................   8.6
  Exchange-Traded Funds...............................................   5.8
  Repurchase Agreements...............................................   4.1
                                                                       -----
  Total Investments --................................................ 100.5
  Liabilities in excess of other assets (including futures contracts, and options contracts).............................................  (0.5)
                                                                       -----
  Net Assets --....................................................... 100.0%
                                                                       =====

CREDIT QUALITY+#

 Aaa................................................................... 100.0%
                                                                        =====

--------
*  Calculated as a percentage of net assets
** Consolidated; see Note 2.
+  Source: Moody's
# Calculated as a percentage of total debt issues, excluding short-term securities.

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA ALTERNATIVE STRATEGIES FUND CONSOLIDATED PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2013**


                                                     SHARES/
                                                    PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                AMOUNT     (NOTE 4)
     ---------------------------------------------------------------------
     COMMODITY INDEX-LINKED NOTES -- 9.1%
     COMMODITY NOTES -- 9.1%
       Credit Suisse AG New York FRS
        (Indexed to the S&P GSCI Total
        Return Index)
        Senior Notes
        0.02% due 11/24/2014*(3).................. $ 3,000,000 $ 2,822,634
       UBS AG FRS (Indexed to the S&P
        GSCI Total Return Index)
        Senior Notes
        0.02% due 06/12/2014*(3)..................   5,000,000   5,202,950
                                                               -----------
     TOTAL COMMODITY INDEX-LINKED NOTES
        (cost $8,000,000).........................               8,025,584
                                                               -----------
     U.S. GOVERNMENT AGENCIES -- 41.4%
     FEDERAL FARM CREDIT BANK -- 16.7%
        0.99% due 09/05/2017......................  15,000,000  14,777,310
                                                               -----------
     FEDERAL HOME LOAN BANK -- 11.1%
        1.00% due 11/09/2017......................  10,000,000   9,872,710
                                                               -----------
     FEDERAL NATIONAL MTG. ASSOC. -- 13.6%
        1.25% due 02/27/2014(2)...................  12,000,000  12,044,052
                                                               -----------
     TOTAL U.S. GOVERNMENT AGENCIES
        (cost $37,027,662)........................              36,694,072
                                                               -----------
     U.S. GOVERNMENT TREASURIES -- 8.5%
       United States Treasury Notes:
        1.63% due 01/15/2015 TIPS(5)..............   1,592,227   1,640,989
        1.88% due 07/15/2015 TIPS(5)..............   1,563,055   1,645,848
        2.00% due 01/15/2014 TIPS(5)..............   1,645,410   1,647,467
        2.00% due 07/15/2014 TIPS(5)..............   1,612,910   1,649,326
        2.63% due 06/30/2014......................   1,000,000   1,016,602
                                                               -----------
     TOTAL U.S. GOVERNMENT TREASURIES
        (cost $7,331,699).........................               7,600,232
                                                               -----------
     EXCHANGE-TRADED FUNDS -- 5.8%
       iShares Barclays MBS Bond Fund.............      18,100   1,926,745
       iShares Barclays 1-3 Year Credit Bond Fund.      24,100   2,541,104
       iShares iBoxx Investment Grade Corporate
        Bond Fund.................................       5,600     645,120
                                                               -----------
     TOTAL EXCHANGE-TRADED FUNDS
        (cost $5,073,763).........................               5,112,969
                                                               -----------
     TOTAL LONG-TERM INVESTMENT SECURITIES
        (cost $57,433,124)........................              57,432,857
                                                               -----------
     SHORT-TERM INVESTMENT SECURITIES -- 31.3%
     U.S. GOVERNMENT TREASURIES -- 31.3%
       United States Treasury Bills
        0.09% due 10/16/2014......................   2,000,000   1,998,206
        0.10% due 10/16/2014......................   3,000,000   2,997,309
        0.10% due 10/16/2014(2)...................   3,000,000   2,997,309
        0.10% due 04/03/2014(2)(4)................   4,000,000   3,999,024
        0.13% due 05/29/2014......................  10,800,000  10,795,928
        0.13% due 01/09/2014(4)...................   5,000,000   4,999,710
                                                               -----------
     TOTAL SHORT-TERM INVESTMENT SECURITIES
        (cost $27,781,687)........................              27,787,486
                                                               -----------

                                                        SHARES/
                                                       PRINCIPAL     VALUE
                SECURITY DESCRIPTION                    AMOUNT      (NOTE 4)
  ---------------------------------------------------------------------------
  REPURCHASE AGREEMENTS -- 4.1%
    Agreement with State Street Bank & Trust Co.,
     bearing interest at 0.00%, dated 10/31/2013,
     to be repurchased 11/01/2013 in the amount
     $2,592,000 collateralized by $2,890,000 of
     Federal Home Loan Mtg. Assoc., bearing
     interest at 2.00% due 01/30/2023 and having
     an approximate value of $2,645,419.............. $2,592,000  $ 2,592,000
    Agreement with State Street Bank & Trust Co.,
     bearing interest at 0.00%, dated 10/31/2013,
     to be repurchased 11/01/2013 in the amount
     $1,037,991 collateralized by $1,135,000 of
     Federal National Mtg. Assoc., bearing interest
     at 2.00% due 11/02/2022 and having an
     approximate value of $1,063,386(2)..............  1,037,991    1,037,991
                                                                  -----------
  TOTAL REPURCHASE AGREEMENTS
     (cost $3,629,991)...............................               3,629,991
                                                                  -----------
  TOTAL INVESTMENTS --
     (cost $88,844,802)(1)...........................      100.2%  88,850,334
  Liabilities in excess of other assets..............       (0.2)    (168,666)
                                                      ----------  -----------
  NET ASSETS --                                            100.0% $88,681,668
                                                      ==========  ===========

--------
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At October 31, 2013, the aggregate value of these securities was $8,025,584 representing 9.1% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.
** Consolidated; see Note 2.
(1)See Note 7 for cost of investments on a tax basis.
(2)The security is owned by the SunAmerica Alternative Strategies Cayman Fund, Ltd., which is a wholly-owned subsidiary of the SunAmerica Alternative Strategies Fund.
(3)Fair valued security. Securities are classified as Level 2 based on the securities valuation inputs; see Note 4.
(4)The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(5)Principal amount of security is adjusted for inflation.
GSCI -- Goldman Sachs Commodity Index
TIPS -- Treasury Inflation Protected Securities
FRS -- Floating Rate Security
The rates shown on FRS are the current interest rates at October 31, 2013 and unless noted otherwise, the dates shown are the original maturity dates.

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA ALTERNATIVE STRATEGIES FUND CONSOLIDATED PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2013** -- (CONTINUED)


OPEN FUTURES CONTRACTS
------------------------------------------------------------------------------------------------
                                                                      VALUE AS OF   UNREALIZED
NUMBER OF                                                   VALUE AT  OCTOBER 31, APPRECIATION/
CONTRACTS TYPE         DESCRIPTION        EXPIRATION MONTH TRADE DATE    2013     (DEPRECIATION)
--------- ----- ----------------------    ---------------- ---------- ----------- --------------
   52     Long  Alluminum Futures(a)       December 2013   $2,355,475 $2,389,075    $  33,600
   52     Short Alluminum Futures(a)       December 2013    2,362,100  2,389,075      (26,975)
   20     Long  Australian $ Currency      December 2013    1,926,200  1,886,200      (40,000)
   19     Long  British Pound Currency     December 2013    1,918,644  1,905,700      (12,944)
   36     Long  Corn Futures(a)            December 2013      811,800    770,850      (40,950)
   13     Short Euro Fx Currency           December 2013    2,159,788  2,208,700      (48,912)
   47     Long  Euro Stoxx 50              December 2013    1,929,742  1,952,077       22,335
   16     Short Euro-Bund                  December 2013    3,038,968  3,084,806      (45,838)
   20     Long  FTSE 100 Index             December 2013    2,027,338  2,151,281      123,943
   23     Short Ibex 35 Index              November 2013    3,004,156  3,078,698      (74,542)
   15     Short Japanese Yen Currency      December 2013    1,916,437  1,907,250        9,187
   18     Long  Long Gilt Future           December 2013    3,169,536  3,211,096       41,560
   10     Long  Light Sweet Crude(a)        March 2014        995,600    964,700      (30,900)
   10     Short Light Sweet Crude(a)       December 2013    1,027,200    963,800       63,400
   62     Short Mexican Bolsa Index        December 2013    1,929,771  1,947,638      (17,867)
   104    Short MSCI E-Mini Index          December 2013    5,183,360  5,324,280     (140,920)
   14     Long  S&P 500 E-Mini Index       December 2013    1,187,025  1,225,700       38,675
   41     Long  Soybean Oil Futures(a)     December 2013    1,032,804  1,016,718      (16,086)
   25     Short Soybean Meal Futures(a)    December 2013    1,030,500  1,009,000       21,500
   18     Short Soybean Futures(a)         January 2014     1,147,500  1,139,625        7,875
   15     Long  SPI 200                    December 2013    1,891,198  1,919,600       28,402
   120    Long  Zinc Futures(a)            December 2013    6,025,900  5,819,250     (206,650)
   120    Short Zinc Futures(a)            December 2013    5,864,000  5,819,250       44,750
                                                                                    ---------
                                                                                    $(267,357)
                                                                                    =========

OPEN PUT OPTION CONTRACTS WRITTEN AT OCTOBER 31, 2013 FOR THE ALTERNATIVE STRATEGIES FUND WERE AS FOLLOWS:
----------------------------------------------------------------------------------------------------------
                                                                            VALUE AT        UNREALIZED
                          EXPIRATION    STRIKE     NO. OF      PREMIUMS    OCTOBER 31,    APPRECIATION/
        ISSUE               MONTH       PRICE     CONTRACTS    RECEIVED       2013        (DEPRECIATION)
 ----------------------   ----------    ------    ---------    --------    -----------    --------------
Crude Oil Futures(a)        Dec-13      $   92       20        $11,400       $ 6,800         $ 4,600
Natural Gas Futures(a)      Dec-13       3,400       52         13,520        22,360          (8,840)
                                                     --        -------       -------         -------
                                                     72        $24,920       $29,160         $(4,240)
                                                     ==        =======       =======         =======

--------
(a)The security is owned by the SunAmerica Alternative Strategies Cayman Fund, Ltd. which is a wholly-owned subsidiary of the SunAmerica Alternative Strategies Fund.
** Consolidated; See Note 2.

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA ALTERNATIVE STRATEGIES FUND CONSOLIDATED PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2013** -- (CONTINUED)


The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2013 (see Note 4):

                                              LEVEL 1 -- UNADJUSTED  LEVEL 2 --OTHER  LEVEL 3 --SIGNIFICANT
                                                  QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS     TOTAL
                                              --------------------- ----------------- --------------------- -----------
ASSETS:
Long-Term Investment Securities:
  Commodity Index-Linked Notes:
   Community Notes...........................      $       --          $ 8,025,584             $--          $ 8,025,584
  U.S. Government Agencies:
   Federal Farm Credit Bank..................              --           14,777,310              --          $14,777,310
   Federal Home Loan Bank....................              --            9,872,710              --          $ 9,872,710
   Federal National Mtg. Assoc...............              --           12,044,052              --          $12,044,052
  U.S. Government Treasuries:
   United States Treasury Notes..............              --            7,600,232              --            7,600,232
  Exchange-Traded Funds......................       5,112,969                   --              --            5,112,969
Short-Term Investment Securities:
  U.S. Government Treasuries.................              --           27,787,486              --           27,787,486
Repurchase Agreements........................              --            3,629,991              --            3,629,991
Other Financial Instruments:+
  Open Futures Contracts -- Appreciation.....         435,227                   --              --              435,227
  Open Put Options Contracts -- Appreciation.           4,600                   --              --                4,600
                                                   ----------          -----------             ---          -----------
TOTAL                                              $5,552,796          $83,737,365             $--          $89,290,161
                                                   ==========          ===========             ===          ===========
LIABILITIES
Other Financial Instruments:+
  Open Futures Contracts -- Depreciation.....      $  702,584                   --              --          $   702,584
  Open Put Options Contracts -- Depreciation.           8,840                   --              --                8,840
                                                   ----------          -----------             ---          -----------
TOTAL                                              $  711,424          $        --             $--          $   711,424
                                                   ==========          ===========             ===          ===========

--------
+ Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.
** Consolidated; See Note 2.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA GLOBAL TRENDS FUND CONSOLIDATED PORTFOLIO PROFILE -- OCTOBER 31, 2013** -- (UNAUDITED)

INDUSTRY ALLOCATION*

 Repurchase Agreements..................................................  98.8%
 Other assets less liabilities (including open forward foreign currency
  contracts and futures contracts)......................................   1.2
                                                                         -----
 Net Assets --.......................................................... 100.0%
                                                                         =====

--------
*  Calculated as a percentage of net assets
** Consolidated; See Note 2.

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA GLOBAL TRENDS FUND CONSOLIDATED PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2013*


                                                  PRINCIPAL      VALUE
               SECURITY DESCRIPTION                AMOUNT       (NOTE 4)
     --------------------------------------------------------------------
     REPURCHASE AGREEMENTS -- 98.8%
       Bank of America Securities LLC Joint
        Repurchase Agreement(1)................. $17,775,000  $ 17,775,000
       Bank of America Securities LLC Joint
        Repurchase Agreement(1)(2)..............   5,085,000     5,085,000
       Barclays Capital, Inc. Joint Repurchase
        Agreement(1)............................   9,950,000     9,950,000
       Barclays Capital, Inc. Joint Repurchase
        Agreement(1)(2).........................   2,845,000     2,845,000
       BNP Paribas SA Joint Repurchase
        Agreement(1)............................   9,950,000     9,950,000
       BNP Paribas SA Joint Repurchase
        Agreement(1)(2).........................   2,845,000     2,845,000
       Deutsche Bank AG Joint Repurchase
        Agreement(1)............................  19,900,000    19,900,000
       Deutsche Bank AG Joint Repurchase
        Agreement(1)(2).........................   5,695,000     5,695,000
       UBS Securities LLC Joint Repurchase
        Agreement(1)............................  19,905,000    19,905,000
       UBS Securities LLC Joint Repurchase
        Agreement(1)(2).........................   5,705,000     5,705,000
                                                              ------------
     TOTAL REPURCHASE AGREEMENTS
        (cost $99,655,000)......................                99,655,000
                                                              ------------
     TOTAL INVESTMENTS --
        (cost $99,655,000)(3)...................        98.8%   99,655,000
     Other assets less liabilities..............         1.2     1,250,173
                                                 -----------  ------------
     NET ASSETS --                                     100.0% $100,905,173
                                                 ===========  ============

--------
*  Consolidated; see Note 2.
(1)See Note 4 for details of Joint Repurchase Agreements.
(2)The security is owned by the SunAmerica Global Trends Cayman Fund, Ltd., which is a wholly-owned subsidiary of the SunAmerica Global Trends Fund.
(3)See Note 7 for cost of investments on a tax basis.

OPEN FUTURES CONTRACTS
---------------------------------------------------------------------------------------------
                                                                   VALUE AS OF   UNREALIZED
NUMBER OF                                               VALUE AT   OCTOBER 31,  APPRECIATION
CONTRACTS TYPE         DESCRIPTION     EXPIRATION DATE TRADE DATE     2013     (DEPRECIATION)
--------- ---- ----------------------- --------------- ----------- ----------- --------------
   32     Long Copper High Grade(a)     December 2013  $ 2,577,800 $ 2,640,400    $ 62,600
   52     Long EURO- Bund               December 2013    9,863,234  10,025,621     162,387
   70     Long Hang Seng Index          November 2013   10,457,481  10,492,326      34,845
   40     Long Kospi Index              December 2013    5,097,337   5,069,055     (28,282)
   231    Long S&P 500 E-Mini Index     December 2013   19,828,475  20,224,050     395,575
   22     Long Silver(a)                December 2013    2,486,400   2,405,370     (81,030)
   120    Long Sugar 11(a)               March 2014      2,389,285   2,462,208      72,923
   79     Long US Treasury 10YR Notes   December 2013   10,070,036  10,061,391      (8,645)
                                                                                  --------
                                                                                  $610,373
                                                                                  ========

--------
(a)The security is owned by the SunAmerica Global Trends Cayman Fund, Ltd., which is a wholly-owned subsidiary of the SunAmerica Global Trends Fund.

OPEN FORWARD FOREIGN CURRENCY CONTRACTS
------------------------------------------------------------------------------------------
                                                       DELIVERY   UNREALIZED   UNREALIZED
  COUNTERPARTY     CONTRACT TO DELIVER IN EXCHANGE FOR   DATE    APPRECIATION DEPRECIATION
------------------ ------------------- --------------- --------- ------------ ------------
Barclays Bank PLC  BRL    5,976,000    USD  2,713,157  11/4/2013   $45,538        $--
                   USD    2,654,289    BRL  5,976,000  11/4/2013    13,330         --
                                                                   -------        ---
                                                                    58,868         --
                                                                   -------        ---

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA GLOBAL TRENDS FUND CONSOLIDATED PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2013** -- (CONTINUED)

OPEN FORWARD FOREIGN CURRENCY CONTRACTS - (CONTINUED)
-------------------------------------------------------------------------------------------------------------------
                                                                                 DELIVERY   UNREALIZED   UNREALIZED
               COUNTERPARTY                 CONTRACT TO DELIVER IN EXCHANGE FOR    DATE    APPRECIATION DEPRECIATION
------------------------------------------- ------------------- --------------  ---------- ------------ ------------
Goldman Sachs International                 BRL     5,714,000   USD   2,594,207  11/4/2013   $ 43,542    $      --
                                            USD     2,574,222   BRL   5,714,000  11/4/2013         --      (23,557)
                                                                                             --------    ---------
                                                                                               43,542      (23,557)
                                                                                             --------    ---------
HSBC Bank USA                               MXN    32,944,000   USD   2,526,051 11/29/2013      6,072           --
                                            USD     2,548,780   MXN  32,944,000 11/29/2013         --      (28,801)
                                                                                             --------    ---------
                                                                                                6,072      (28,801)
                                                                                             --------    ---------
JP Morgan Chase Bank, N.A.                  BRL     5,606,000   USD   2,543,903  11/4/2013     41,448           --
                                            USD     2,545,174   BRL   5,606,000  11/4/2013         --      (42,719)
                                            USD     2,580,411   PLN   7,836,000 11/29/2013         --      (40,397)
                                                                                             --------    ---------
                                                                                               41,448      (83,116)
                                                                                             --------    ---------
Royal Bank of Canada                        USD     2,571,254   MXN  33,163,000 11/29/2013         --      (34,523)
                                                                                             --------    ---------
Standard Chartered Bank                     BRL    11,690,000   USD   5,205,333  11/4/2013         --      (12,951)
                                            USD     5,307,364   BRL  11,690,000  11/4/2013         --      (89,080)
                                                                                             --------    ---------
                                                                                                   --     (102,031)
                                                                                             --------    ---------
Toronto Dominion Bank                       MXN    33,163,000   USD   2,564,612 11/29/2013     27,881           --
                                                                                             --------    ---------
UBS AG                                      BRL     5,606,000   USD   2,545,174  11/4/2013     42,719           --
                                            USD     2,562,157   BRL   5,606,000  11/4/2013         --      (59,702)
                                                                                             --------    ---------
                                                                                               42,719      (59,702)
                                                                                             --------    ---------
Net Unrealized Appreciation (Depreciation)                                                   $220,530    $(331,730)
                                                                                             ========    =========

BRL -- Brazilian Real
MXN -- Mexican Peso
PLN -- Polish Zloty
USD -- United States Dollar

The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2013 (see Note 4):

                                                           LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                                               QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS
                                                           --------------------- ----------------- ----------------------
ASSETS:
Repurchase Agreements.....................................       $     --           $99,655,000             $--
Other Financial Instruments:+
  Open Futures Contracts -- Appreciation..................        728,330                    --              --
  Open Forward Foreign Currency Contracts -- Appreciation.             --               220,530              --
                                                                 --------           -----------             ---
TOTAL                                                            $728,330           $99,875,530             $--
                                                                 ========           ===========             ===
LIABILITIES:
Other Financial Instruments:+
  Open Futures Contracts -- Depreciation..................        117,957                    --              --
  Open Forward Foreign Currency Contracts -- Depreciation.             --               331,730              --
                                                                 --------           -----------             ---
TOTAL                                                            $117,957           $   331,730             $--
                                                                 ========           ===========             ===

                                                              TOTAL
                                                           ------------
ASSETS:
Repurchase Agreements..................................... $ 99,655,000
Other Financial Instruments:+
  Open Futures Contracts -- Appreciation..................      728,330
  Open Forward Foreign Currency Contracts -- Appreciation.      220,530
                                                           ------------
TOTAL                                                      $100,603,860
                                                           ============
LIABILITIES:
Other Financial Instruments:+
  Open Futures Contracts -- Depreciation..................      117,957
  Open Forward Foreign Currency Contracts -- Depreciation.      331,730
                                                           ------------
TOTAL                                                      $    449,687
                                                           ============

--------
+ Other financial instruments are derivative instruments not reflected in the Consolidated Portfolio of Investments, such as futures, forward and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.
--------
** Consolidated; See Note 2.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA FOCUSED ALPHA GROWTH FUND PORTFOLIO PROFILE -- OCTOBER 31, 2013 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                 Medical-Biomedical/Gene................  14.4%
                 Oil Companies-Exploration & Production.   8.2
                 Transport-Rail.........................   8.1
                 Retail-Major Department Stores.........   6.9
                 Web Portals/ISP........................   6.5
                 Finance-Credit Card....................   6.1
                 Internet Content-Entertainment.........   5.8
                 Oil-Field Services.....................   5.5
                 Agricultural Chemicals.................   5.3
                 Time Deposits..........................   4.1
                 Hotels/Motels..........................   2.8
                 Electric-Transmission..................   2.6
                 Resorts/Theme Parks....................   2.5
                 Diversified Manufacturing Operations...   2.3
                 Consulting Services....................   1.9
                 Distribution/Wholesale.................   1.8
                 Retail-Sporting Goods..................   1.8
                 Insurance-Property/Casualty............   1.8
                 Multimedia.............................   1.7
                 Medical Instruments....................   1.7
                 Retail-Automobile......................   1.7
                 Apparel Manufacturers..................   1.5
                 Diagnostic Kits........................   1.2
                 Real Estate Investment Trusts..........   1.0
                 Soap & Cleaning Preparation............   1.0
                 Food-Canned............................   0.9
                 Medical-Hospitals......................   0.9
                                                         -----
                 Total Investments --................... 100.0
                 Liabilities in excess of other assets..  (0.0)
                                                         -----
                 Net Assets --.......................... 100.0%
                                                         =====

--------
* Calculated as a percentage of net assets

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA FOCUSED ALPHA GROWTH FUND PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2013

                                                                VALUE
                   SECURITY DESCRIPTION               SHARES   (NOTE 4)
      -------------------------------------------------------------------
      COMMON STOCK -- 95.9%
      AGRICULTURAL CHEMICALS -- 5.3%
        Monsanto Co.................................. 264,039 $27,692,410
                                                              -----------
      APPAREL MANUFACTURERS -- 1.5%
        Under Armour, Inc., Class A+.................  97,500   7,912,125
                                                              -----------
      CONSULTING SERVICES -- 1.9%
        Verisk Analytics, Inc., Class A+............. 144,700   9,914,844
                                                              -----------
      DIAGNOSTIC KITS -- 1.2%
        IDEXX Laboratories, Inc.+....................  56,400   6,083,304
                                                              -----------
      DISTRIBUTION/WHOLESALE -- 1.8%
        Fastenal Co.................................. 192,400   9,581,520
                                                              -----------
      DIVERSIFIED MANUFACTURING OPERATIONS -- 2.3%
        Colfax Corp.+................................ 210,100  11,757,196
                                                              -----------
      ELECTRIC-TRANSMISSION -- 2.6%
        ITC Holdings Corp............................ 133,100  13,388,529
                                                              -----------
      FINANCE-CREDIT CARD -- 6.1%
        Visa, Inc., Class A.......................... 160,022  31,471,527
                                                              -----------
      FOOD-CANNED -- 0.9%
        TreeHouse Foods, Inc.+.......................  65,000   4,761,900
                                                              -----------
      HOTEL/MOTELS -- 2.8%
        Hyatt Hotels Corp., Class A+................. 300,000  14,280,000
                                                              -----------
      INSURANCE-PROPERTY/CASUALTY -- 1.8%
        Arch Capital Group, Ltd.+.................... 164,300   9,522,828
                                                              -----------
      INTERNET CONTENT-ENTERTAINMENT -- 5.8%
        Facebook, Inc., Class A+..................... 604,882  30,401,369
                                                              -----------
      MEDICAL INSTRUMENTS -- 1.7%
        Edwards Lifesciences Corp.+.................. 136,500   8,898,435
                                                              -----------
      MEDICAL-BIOMEDICAL/GENE -- 14.4%
        Biogen Idec, Inc.+........................... 157,294  38,409,622
        Gilead Sciences, Inc.+....................... 515,557  36,599,391
                                                              -----------
                                                               75,009,013
                                                              -----------
      MEDICAL-HOSPITALS -- 0.9%
        Community Health Systems, Inc................ 105,000   4,581,150
                                                              -----------
      MULTIMEDIA -- 1.7%
        FactSet Research Systems, Inc................  83,000   9,042,020
                                                              -----------
      OIL COMPANIES-EXPLORATION & PRODUCTION -- 8.2%
        Concho Resources, Inc.+...................... 105,000  11,614,050
        Continental Resources, Inc.+................. 273,521  31,154,042
                                                              -----------
                                                               42,768,092
                                                              -----------
      OIL-FIELD SERVICES -- 5.5%
        Frank's International NV..................... 122,685   3,752,934
        Schlumberger, Ltd............................ 263,757  24,719,306
                                                              -----------
                                                               28,472,240
                                                              -----------
      REAL ESTATE INVESTMENT TRUSTS -- 1.0%
        American Campus Communities, Inc............. 150,000   5,184,000
                                                              -----------
      RESORT/THEME PARKS -- 2.5%
        Vail Resorts, Inc............................ 184,000  12,962,800
                                                              -----------
      RETAIL-AUTOMOBILE -- 1.7%
        CarMax, Inc.+................................ 189,000   8,881,110
                                                              -----------
      RETAIL-MAJOR DEPARTMENT STORES -- 6.9%
        TJX Cos., Inc................................ 587,035  35,685,858
                                                              -----------

                                                    SHARES/
                                                   PRINCIPAL      VALUE
               SECURITY DESCRIPTION                 AMOUNT       (NOTE 4)
   ------------------------------------------------------------------------
   RETAIL-SPORTING GOODS -- 1.8%
     Dick's Sporting Goods, Inc..................     180,000  $  9,577,800
                                                               ------------
   SOAP & CLEANING PREPARATION -- 1.0%
     Church & Dwight Co., Inc....................      78,000     5,081,700
                                                               ------------
   TRANSPORT-RAIL -- 8.1%
     Canadian Pacific Railway, Ltd...............     235,688    33,719,882
     Genesee & Wyoming, Inc., Class A+...........      87,000     8,686,080
                                                               ------------
                                                                 42,405,962
                                                               ------------
   WEB PORTALS/ISP -- 6.5%
     Google, Inc., Class A+......................      32,984    33,992,651
                                                               ------------
   TOTAL LONG-TERM INVESTMENT SECURITIES
      (cost $388,182,496)........................               499,310,383
                                                               ------------
   SHORT-TERM INVESTMENT SECURITIES -- 4.1%
   TIME DEPOSITS -- 4.1%
     Euro Time Deposit with State Street Bank &
      Trust Co.
      0.01% due 11/01/2013
      (cost $21,615,000)......................... $21,615,000    21,615,000
                                                               ------------
   TOTAL INVESTMENTS --
      (cost $409,797,496)(1).....................       100.0%  520,925,383
   Liabilities in excess of other assets.........        (0.0)      (12,007)
                                                  -----------  ------------
   NET ASSETS --                                        100.0% $520,913,376
                                                  ===========  ============

--------
+  Non-income producing security
(1)See Note 7 for cost of investments on a tax basis.

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA FOCUSED ALPHA GROWTH FUND PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2013 -- (CONTINUED)

The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2013 (see Note 4):

                                            LEVEL 1 --UNADJUSTED  LEVEL 2 --OTHER  LEVEL 3 --SIGNIFICANT
                                               QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS     TOTAL
                                            -------------------- ----------------- --------------------- ------------
ASSETS:
Long-Term Investment Securities:
  Common Stock:
   Agricultural Chemicals..................     $ 27,692,410        $        --             $--          $ 27,692,410
   Finance-Credit Card.....................       31,471,527                 --              --            31,471,527
   Internet Content-Entertainment..........       30,401,369                 --              --            30,401,369
   Medical-Biomedical/Gene.................       75,009,013                 --              --            75,009,013
   Oil Companies-Exploration & Production..       42,768,092                 --              --            42,768,092
   Oil-Field Services......................       28,472,240                 --              --            28,472,240
   Retail-Major Department Stores..........       35,685,858                 --              --            35,685,858
   Transport-Rail..........................       42,405,962                 --              --            42,405,962
   Web Portals/ISP.........................       33,992,651                 --              --            33,992,651
   Other Industries*.......................      151,411,261                 --              --           151,411,261
Short-Term Investment Securities
  Time Deposits............................               --         21,615,000              --            21,615,000
                                                ------------        -----------             ---          ------------
TOTAL                                           $499,310,383        $21,615,000             $--          $520,925,383
                                                ============        ===========             ===          ============

--------
* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of securities by industry classification, please refer to the Portfolio of Investments.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND PORTFOLIO PROFILE -- OCTOBER 31, 2013 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                 Web Portals/ISP........................  12.3%
                 Medical-Biomedical/Gene................  11.1
                 Finance-Credit Card....................   9.9
                 Diversified Manufacturing Operations...   7.8
                 Diversified Banking Institutions.......   5.9
                 Retail-Major Department Stores.........   5.4
                 Retail-Building Products...............   5.1
                 Retail-Drug Store......................   5.1
                 Medical-Drugs..........................   5.1
                 Transport-Rail.........................   5.0
                 Banks-Super Regional...................   4.7
                 Oil Companies-Exploration & Production.   4.6
                 Internet Content-Entertainment.........   4.6
                 Agricultural Chemicals.................   4.4
                 Oil-Field Services.....................   3.8
                 Oil Refining & Marketing...............   3.6
                 Time Deposits..........................   2.7
                                                         -----
                 Total Investments --................... 101.1
                 Liabilities in excess of other assets..  (1.1)
                                                         -----
                 Net Assets --.......................... 100.0%
                                                         =====

--------
* Calculated as a percentage of net assets

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2013


                                                         VALUE
                  SECURITY DESCRIPTION        SHARES    (NOTE 4)
             -----------------------------------------------------
             COMMON STOCK -- 98.4%
             AGRICULTURAL CHEMICALS -- 4.4%
               Monsanto Co..................   271,580 $28,483,310
                                                       -----------
             BANKS-SUPER REGIONAL -- 4.7%
               US Bancorp...................   816,408  30,501,003
                                                       -----------
             DIVERSIFIED BANKING INSTITUTIONS -- 5.9%
               Citigroup, Inc...............   404,344  19,723,900
               JPMorgan Chase & Co..........   352,253  18,155,120
                                                       -----------
                                                        37,879,020
                                                       -----------
             DIVERSIFIED MANUFACTURING OPERATIONS -- 7.8%
               3M Co........................   400,520  50,405,442
                                                       -----------
             FINANCE-CREDIT CARD -- 9.9%
               Discover Financial Services..   641,857  33,299,541
               Visa, Inc., Class A..........   153,818  30,251,386
                                                       -----------
                                                        63,550,927
                                                       -----------
             INTERNET CONTENT-ENTERTAINMENT -- 4.6%
               Facebook, Inc., Class A+.....   581,975  29,250,064
                                                       -----------
             MEDICAL-BIOMEDICAL/GENE -- 11.1%
               Biogen Idec, Inc.+...........   149,411  36,484,672
               Gilead Sciences, Inc.+.......   492,020  34,928,500
                                                       -----------
                                                        71,413,172
                                                       -----------
             MEDICAL-DRUGS -- 5.1%
               Pfizer, Inc.................. 1,067,343  32,746,083
                                                       -----------
             OIL COMPANIES-EXPLORATION & PRODUCTION -- 4.6%
               Continental Resources, Inc.+.   261,358  29,768,676
                                                       -----------

                                                    SHARES/
                                                   PRINCIPAL      VALUE
               SECURITY DESCRIPTION                 AMOUNT       (NOTE 4)
   ------------------------------------------------------------------------
   OIL REFINING & MARKETING -- 3.6%
     Marathon Petroleum Corp.....................     325,456  $ 23,322,177
                                                               ------------
   OIL-FIELD SERVICES -- 3.8%
     Schlumberger, Ltd...........................     258,898    24,263,921
                                                               ------------
   RETAIL-BUILDING PRODUCTS -- 5.1%
     Lowe's Cos., Inc............................     662,841    32,996,225
                                                               ------------
   RETAIL-DRUG STORE -- 5.1%
     CVS Caremark Corp...........................     527,677    32,853,170
                                                               ------------
   RETAIL-MAJOR DEPARTMENT STORES -- 5.4%
     TJX Cos., Inc...............................     565,857    34,398,447
                                                               ------------
   TRANSPORT-RAIL -- 5.0%
     Canadian Pacific Railway, Ltd...............     223,635    31,995,459
                                                               ------------
   WEB PORTALS/ISP -- 12.3%
     Google, Inc., Class A+......................      77,058    79,414,434
                                                               ------------
   TOTAL LONG-TERM INVESTMENT SECURITIES
      (cost $560,097,605)........................               633,241,530
                                                               ------------
   SHORT-TERM INVESTMENT SECURITIES -- 2.7%
   TIME DEPOSITS -- 2.7%
     Euro Time Deposit with State Street Bank &
      Trust Co. 0.01% due 11/01/2013
      (cost $17,096,000)......................... $17,096,000  $ 17,096,000
                                                               ------------
   TOTAL INVESTMENTS --
      (cost $577,193,605)(1).....................       101.1%  650,337,530
   Liabilities in excess of other assets.........        (1.1)   (6,946,185)
                                                  -----------  ------------
   NET ASSETS --                                        100.0% $643,391,345
                                                  ===========  ============

--------
+  Non-income producing security
(1)See Note 7 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2013 (see Note 4):

                                          LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                              QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS      TOTAL
                                          --------------------- ----------------- ---------------------- ------------
ASSETS:
Long-Term Investment Securities:
  Common Stock
   Diversified Banking Institutions......     $ 37,879,020         $        --             $--           $ 37,879,020
   Diversified Manufacturing Operations..       50,405,442                  --              --             50,405,442
   Finance-Credit Card...................       63,550,927                  --              --             63,550,927
   Medical-Biomedical/Gene...............       71,413,172                  --              --             71,413,172
   Medical-Drugs.........................       32,746,083                  --              --             32,746,083
   Retail-Building Products..............       32,996,225                  --              --             32,996,225
   Retail-Drug Store.....................       32,853,170                  --              --             32,853,170
   Retail-Major Department Stores........       34,398,447                  --              --             34,398,447
   Transport-Rail........................       31,995,459                  --              --             31,995,459
   Web Portals/ISP.......................       79,414,434                  --              --             79,414,434
   Other Industries*.....................      165,589,151                  --              --            165,589,151
Short-Term Investment Securities:
  Time Deposits..........................               --          17,096,000              --             17,096,000
                                              ------------         -----------             ---           ------------
TOTAL                                         $633,241,530         $17,096,000             $--           $650,337,530
                                              ============         ===========             ===           ============

--------
* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of securities by industry classification. Please refer to the Portfolio of Investments.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA INCOME EXPLORER FUND PORTFOLIO PROFILE -- OCTOBER 31, 2013 -- (UNAUDITED)

INDUSTRY ALLOCATION*

            Domestic Fixed Income Investment Companies......  22.3%
            Time Deposits...................................  14.3
            International Fixed Income Investment Companies.  11.4
            Repurchase Agreements...........................   6.2
            Diversified Banking Institutions................   4.4
            Telephone-Integrated............................   4.2
            Domestic Equity Investment Companies............   4.2
            Electric-Integrated.............................   4.1
            Insurance-Life/Health...........................   3.9
            Banks-Commercial................................   3.4
            Oil Companies-Integrated........................   3.2
            Insurance-Multi-line............................   3.2
            Banks-Super Regional............................   2.4
            Coal............................................   2.2
            Telecom Services................................   2.1
            Medical-Drugs...................................   1.9
            Real Estate Investment Trusts...................   1.8
            Tobacco.........................................   1.8
            Insurance-Reinsurance...........................   1.7
            Insurance-Property/Casualty.....................   1.7
            Banks-Money Center..............................   1.5
            Banks-Special Purpose...........................   1.4
            Metal-Copper....................................   1.3
            Electric-Generation.............................   1.2
            Water...........................................   1.2
            Diversified Financial Services..................   1.0
            Gambling (Non-Hotel)............................   0.8
            Shipbuilding....................................   0.8
            Electronic Components-Misc......................   0.8
            Machinery-General Industrial....................   0.7
            Oil Refining & Marketing........................   0.6
            Consulting Services.............................   0.6
            Television......................................   0.6
            Electronic Components-Semiconductors............   0.6
            Pipelines.......................................   0.6
            Brewery.........................................   0.6
            Transport-Services..............................   0.6
            Sovereign Agency................................   0.5
            Medical-Generic Drugs...........................   0.5
            Computers.......................................   0.5
            Chemicals-Diversified...........................   0.4
            Investment Management/Advisor Services..........   0.1
            Transport-Marine................................   0.1
            Savings & Loans/Thrifts.........................   0.1
                                                             -----
            Total Investments --............................ 117.5
            Liabilities in excess of other assets........... (17.5)
                                                             -----
            Net Assets --................................... 100.0%
                                                             =====

--------
* Calculated as a percentage of net assets

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA INCOME EXPLORER FUND PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2013


                                                                VALUE
                   SECURITY DESCRIPTION               SHARES   (NOTE 4)
      -------------------------------------------------------------------
      COMMON STOCK -- 28.7%
      CHEMICALS-DIVERSIFIED -- 0.4%
        K+S AG.......................................   3,342 $    85,261
                                                              -----------
      COAL -- 2.2%
        Banpu PCL.................................... 156,570     145,880
        Indo Tambangraya Megah Tbk PT................  42,500     112,730
        Inner Mongolia Yitai Coal Co., Ltd., Class B.  65,783     130,119
        Tambang Batubara Bukit Asam Persero Tbk PT...  91,889      99,042
                                                              -----------
                                                                  487,771
                                                              -----------
      COMPUTERS -- 0.5%
        Asustek Computer, Inc........................  14,000     107,218
                                                              -----------
      CONSULTING SERVICES -- 0.6%
        Leidos Holdings, Inc.........................   2,033      95,734
        Science Applications International Corp......   1,161      40,925
                                                              -----------
                                                                  136,659
                                                              -----------
      ELECTRIC-GENERATION -- 0.6%
        Tractebel Energia SA.........................   7,800     132,658
                                                              -----------
      ELECTRIC-INTEGRATED -- 1.8%
        CPFL Energia SA..............................  13,557     115,829
        E.ON SE......................................   8,125     148,432
        EDP - Energias do Brasil SA+.................  23,200     132,560
                                                              -----------
                                                                  396,821
                                                              -----------
      ELECTRONIC COMPONENTS-MISC. -- 0.8%
        Radiant Opto-Electronics Corp................  44,000     164,741
                                                              -----------
      ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 0.6%
        Intel Corp...................................   5,134     125,424
                                                              -----------
      GAMBLING (NON-HOTEL) -- 0.8%
        OPAP SA......................................  14,743     183,158
                                                              -----------
      INSURANCE-MULTI-LINE -- 0.7%
        Porto Seguro SA..............................  11,300     141,994
                                                              -----------
      INSURANCE-PROPERTY/CASUALTY -- 0.6%
        Dongbu Insurance Co., Ltd....................   2,650     118,541
                                                              -----------
      MACHINERY-GENERAL INDUSTRIAL -- 0.7%
        Metso Oyj....................................   3,586     141,198
                                                              -----------
      MEDICAL-DRUGS -- 1.9%
        AbbVie, Inc..................................   2,879     139,488
        AstraZeneca PLC..............................   2,534     134,445
        Orion Oyj, Class B...........................   5,092     136,821
                                                              -----------
                                                                  410,754
                                                              -----------
      MEDICAL-GENERIC DRUGS -- 0.5%
        Teva Pharmaceutical Industries, Ltd..........   3,116     116,643
                                                              -----------
      METAL-COPPER -- 1.3%
        Freeport-McMoRan Copper & Gold, Inc..........   4,339     159,501
        Southern Copper Corp.........................   4,485     125,356
                                                              -----------
                                                                  284,857
                                                              -----------
      OIL COMPANIES-INTEGRATED -- 3.2%
        Ecopetrol SA.................................  60,300     143,393
        Eni SpA......................................   5,933     150,236
        PTT PCL......................................   2,000      20,369
        PTT PCL (Foreign Shares).....................   9,161      93,302
        Statoil ASA..................................   5,830     138,086
        Total SA.....................................   2,519     154,814
                                                              -----------
                                                                  700,200
                                                              -----------

                                                                  VALUE
                   SECURITY DESCRIPTION                 SHARES   (NOTE 4)
     ----------------------------------------------------------------------
     OIL REFINING & MARKETING -- 0.6%
       HollyFrontier Corp..............................   2,987 $   137,581
                                                                -----------
     SHIPBUILDING -- 0.8%
       Yangzijiang Shipbuilding Holdings, Ltd.......... 189,000     179,536
                                                                -----------
     TELECOM SERVICES -- 1.8%
       Bell Aliant, Inc................................   4,541     115,022
       Tele2 AB, Series B..............................  10,182     122,874
       Vivendi SA......................................   6,386     162,097
                                                                -----------
                                                                    399,993
                                                                -----------
     TELEPHONE-INTEGRATED -- 4.1%
       Belgacom SA.....................................   5,453     149,298
       Bezeq The Israeli Telecommunication Corp., Ltd..  88,743     154,547
       Elisa Oyj.......................................   6,163     154,219
       Koninklijke KPN NV+.............................  58,370     186,559
       Magyar Telekom Telecommunications PLC...........  84,520     116,073
       TDC A/S.........................................  15,226     137,479
                                                                -----------
                                                                    898,175
                                                                -----------
     TELEVISION -- 0.6%
       ProSiebenSat.1 Media AG.........................   2,681     127,696
                                                                -----------
     TOBACCO -- 1.8%
       Altria Group, Inc...............................   3,443     128,183
       Lorillard, Inc..................................   2,747     140,124
       Reynolds American, Inc..........................   2,504     128,631
                                                                -----------
                                                                    396,938
                                                                -----------
     TRANSPORT-SERVICES -- 0.6%
       Hutchison Port Holdings Trust................... 164,556     120,126
                                                                -----------
     WATER -- 1.2%
       Cia de Saneamento Basico do Estado de
        Sao Paulo......................................  12,100     128,227
       Cia de Saneamento de Minas Gerais-COPASA........   7,793     125,859
                                                                -----------
                                                                    254,086
                                                                -----------
     TOTAL COMMON STOCK
        (cost $5,728,892)..............................           6,248,029
                                                                -----------
     CONVERTIABLE PREFERRED SECURITIES -- 0.1%
     REAL ESTATE INVESTMENT TRUSTS-- 0.1%
       CommonWealth REIT
        Series D
        6.50%
        (cost $20,716).................................     900      19,413
                                                                -----------
     PREFERRED SECURITIES -- 13.2%
     BANKS-COMMERCIAL -- 1.0%
       Barclays Bank PLC
        Series 4
        7.75%..........................................   4,900     124,607
       Barclays Bank PLC
        Series 5
        8.13%..........................................   1,600      40,816
       HSBC USA, Inc. FRS
        Series F
        3.50%..........................................   1,200      23,448
       PrivateBancorp, Inc.
        7.13%..........................................     950      23,550
                                                                -----------
                                                                    212,421
                                                                -----------
     BANKS-MONEY CENTER -- 0.2%
       National Westminster Bank PLC
        Series C
        7.76%..........................................   1,600      40,320
                                                                -----------

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA INCOME EXPLORER FUND PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2013 -- (CONTINUED)


                                                             VALUE
                   SECURITY DESCRIPTION             SHARES  (NOTE 4)
         ------------------------------------------------------------
         PREFERRED SECURITIES (CONTINUED)
         BANKS-SPECIAL PURPOSE -- 1.4%
           AgriBank FCB FRS
            6.88%..................................  3,000 $   301,380
                                                           -----------
         BANKS-SUPER REGIONAL -- 0.9%
           PNC Financial Services Group, Inc. FRS
            Series P
            6.13%..................................  2,500      63,450
           US Bancorp FRS
            Series F
            6.50%..................................  3,474      93,173
           Wells Fargo & Co. VRS
            5.85%..................................  1,300      31,616
                                                           -----------
                                                               188,239
                                                           -----------
         BREWERY -- 0.6%
           Cia de Bebidas das Americas+............  3,272     122,061
                                                           -----------
         DIVERSIFIED BANKING INSTITUTIONS -- 1.4%
           Ally Financial, Inc.
            7.25%..................................  1,607      40,416
           Ally Financial, Inc.
            7.38%..................................  1,600      40,496
           Citigroup, Inc. FRS
            Series K
            6.88%..................................  1,200      29,940
           Countrywide Capital IV
            6.75%..................................  1,400      35,308
           Countrywide Capital V
            7.00%..................................  4,300     107,715
           GMAC Capital Trust I FRS
            Series 2
            8.13%..................................  1,100      29,546
           Royal Bank of Scotland Group PLC
            Series H
            7.25%..................................  1,000      24,700
                                                           -----------
                                                               308,121
                                                           -----------
         ELECTRIC-GENERATION -- 0.6%
           AES Tiete SA............................ 12,700     124,154
                                                           -----------
         ELECTRIC-INTEGRATED -- 1.4%
           Cia Energetica de Minas Gerais.......... 13,700     121,883
           Cia Paranaense de Energia
            Class B................................  9,900     138,057
           DTE Energy Co.
            6.50%..................................    550      13,354
           Integrys Energy Group, Inc. FRS
            6.00%..................................  1,109      26,849
                                                           -----------
                                                               300,143
                                                           -----------
         INSURANCE-LIFE/HEALTH -- 1.4%
           Aviva PLC
            8.25%..................................  3,600      97,956
           ING Groep NV
            7.20%..................................  2,100      52,836
           ING Groep NV
            7.38%..................................  3,800      95,912
           ING Groep NV
            8.50%..................................    500      12,890

                                                                VALUE
                   SECURITY DESCRIPTION                SHARES  (NOTE 4)
       -----------------------------------------------------------------
       INSURANCE-LIFE/HEALTH (CONTINUED)
         Principal Financial Group, Inc. FRS
          Series B
          6.52%....................................... 1,900  $    47,101
                                                              -----------
                                                                  306,695
                                                              -----------
       INSURANCE-MULTI-LINE -- 0.5%
         Aegon NV
          6.88%....................................... 1,300       32,227
         Aegon NV
          7.25%....................................... 1,250       31,612
         Hartford Financial Services Group, Inc. FRS
          7.88%....................................... 2,000       57,720
                                                              -----------
                                                                  121,559
                                                              -----------
       INSURANCE-PROPERTY/CASUALTY -- 0.1%
         Arch Capital Group, Ltd.
          Series C
          6.75%.......................................   800       19,384
                                                              -----------
       INSURANCE-REINSURANCE -- 0.7%
         Aspen Insurance Holdings, Ltd.
          7.25%.......................................   600       15,006
         Aspen Insurance Holdings, Ltd. FRS
          5.95%....................................... 1,100       26,356
         Axis Capital Holdings, Ltd.
          Series C
          6.88%.......................................   800       19,560
         Endurance Specialty Holdings, Ltd.
          Series B
          7.50%.......................................   500       12,655
         Montpelier Re Holdings, Ltd.
          8.88%.......................................   600       16,272
         PartnerRe, Ltd.
          Series E
          7.25%.......................................   600       15,378
         Reinsurance Group of America, Inc. FRS
          6.20%....................................... 1,800       44,838
                                                              -----------
                                                                  150,065
                                                              -----------
       INVESTMENT MANAGEMENT/ADVISOR SERVICES -- 0.1%
         Affiliated Managers Group, Inc.
          6.38%....................................... 1,100       25,663
                                                              -----------
       PIPELINES -- 0.1%
         NuStar Logistics LP FRS
          7.63%.......................................   550       14,058
                                                              -----------
       REAL ESTATE INVESTMENT TRUSTS -- 1.7%
         CBL & Associates Properties, Inc.
          Series D
          7.38%....................................... 1,100       27,225
         Cedar Realty Trust, Inc.
          Series B
          7.25%.......................................   700       16,177
         Chesapeake Lodging Trust
          Series A
          7.75%....................................... 1,000       24,330
         Colony Financial, Inc.
          Series A
          8.50%....................................... 1,000       25,420

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA INCOME EXPLORER FUND PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2013 -- (CONTINUED)

                                                       SHARES/
                                                      PRINCIPAL  VALUE
                   SECURITY DESCRIPTION                AMOUNT   (NOTE 4)
        ---------------------------------------------------------------
        PREFERRED SECURITIES (CONTINUED)
        REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
          Corporate Office Properties Trust
           Series L
           7.38%.....................................  $1,100   $ 27,071
          Cousins Properties, Inc.
           Series B
           7.50%.....................................     750     18,780
          DDR Corp.
           Series J
           6.50%.....................................   1,000     22,000
          DDR Corp.
           Series H
           7.38%.....................................     300      7,518
          DuPont Fabros Technology, Inc.
           Series A
           7.88%.....................................     900     22,275
          First Potomac Realty Trust
           Series A
           7.75%.....................................     426     10,620
          Glimcher Realty Trust
           Series H
           7.50%.....................................   1,000     23,800
          NorthStar Realty Finance Corp.
           Series D
           8.50%.....................................   1,100     26,675
          Pebblebrook Hotel Trust
           Series A
           7.88%.....................................     800     20,192
          Pennsylvania Real Estate Investment Trust
           Series A
           8.25%.....................................     950     24,016
          Retail Properties of America, Inc.
           7.00%.....................................   1,000     22,760
          Saul Centers, Inc.
           Series C
           6.88%.....................................   1,100     24,992
          Sunstone Hotel Investors, Inc.
           Series D
           8.00%.....................................     500     12,800
          Vornado Realty Trust
           Series J
           6.88%.....................................     500     12,400
          Winthrop Realty Trust
           7.75%.....................................     550     14,108
                                                                --------
                                                                 383,159
                                                                --------
        SAVINGS & LOANS/THRIFTS -- 0.1%
          First Niagara Financial Group, Inc. FRS
           Series B
           8.63%.....................................     500     14,370
                                                                --------
        SOVEREIGN AGENCY -- 0.5%
          Farm Credit Bank of Texas FRS
           6.75%*....................................   1,200    119,963
                                                                --------
        TELECOM SERVICES -- 0.3%
          Qwest Corp.
           6.13%.....................................     991     20,910
          Qwest Corp.
           7.00%.....................................   1,000     24,710
          Qwest Corp.
           7.38%.....................................   1,300     32,565
                                                                --------
                                                                  78,185
                                                                --------

                                                     SHARES/
                                                    PRINCIPAL   VALUE
                 SECURITY DESCRIPTION                AMOUNT    (NOTE 4)
      ------------------------------------------------------------------
      TELEPHONE-INTEGRATED -- 0.1%
        Telephone & Data Systems, Inc.
         6.88%..................................... $  1,100  $    26,961
                                                              -----------
      TRANSPORT-MARINE -- 0.1%
        Teekay Offshore Partners LP
         Series A
         7.25%.....................................      600       15,126
                                                              -----------
      TOTAL PREFERRED SECURITIES
         (cost $2,881,054).........................             2,872,027
                                                              -----------
      PREFERRED SECURITIES/CAPITAL SECURITIES -- 14.1%
      BANKS-COMMERCIAL -- 1.4%
        Rabobank Nederland VRS
         8.40% due 06/29/2017(1)...................  100,000      110,050
        Rabobank Nederland FRS
         11.00% due 06/30/2019*(1).................  150,000      197,250
                                                              -----------
                                                                  307,300
                                                              -----------
      BANKS-MONEY CENTER -- 1.3%
        Dresdner Funding Trust I
         8.15% due 06/30/2031*.....................  100,000      101,250
        HBOS Capital Funding LP
         6.85% due 11/30/2013(1)...................  100,000       99,500
        HSBC Capital Funding LP FRS
         10.18% due 06/30/2030*(1).................   50,000       71,500
                                                              -----------
                                                                  272,250
                                                              -----------
      BANKS-SUPER REGIONAL -- 1.5%
        PNC Financial Services Group, Inc. FRS
         6.75% due 08/01/2021(1)...................  100,000      105,500
        Wells Fargo & Co. FRS
         Series K
         7.98% due 03/15/2018(1)...................  200,000      225,500
                                                              -----------
                                                                  331,000
                                                              -----------
      DIVERSIFIED BANKING INSTITUTIONS -- 2.0%
        Bank of America Corp. FRS
         Series M
         8.13% due 05/15/2018(1)...................   25,000       27,938
        Goldman Sachs Capital II FRS
         4.00% due 11/30/2013(1)...................  125,000       92,187
        JPMorgan Chase & Co. FRS
         Series 1
         7.90% due 04/30/2018(1)...................  275,000      303,187
                                                              -----------
                                                                  423,312
                                                              -----------
      DIVERSIFIED FINANCIAL SERVICES -- 1.0%
        General Electric Capital Corp. FRS
         Series A
         7.13% due 06/15/2022(1)...................  200,000      223,000
                                                              -----------
      ELECTRIC-INTEGRATED -- 0.9%
        NextEra Energy Capital Holdings, Inc. FRS
         6.65% due 06/15/2067......................  100,000      102,500
        PPL Capital Funding, Inc. FRS
         Series A
         6.70% due 03/30/2067......................  100,000      101,000
                                                              -----------
                                                                  203,500
                                                              -----------
      INSURANCE-LIFE/HEALTH -- 2.5%
        Dai-ichi Life Insurance Co., Ltd. FRS
         7.25% due 07/25/2021*(1)..................  200,000      228,000
        Prudential Financial, Inc. FRS
         5.63% due 06/15/2043......................  100,000       99,625
        Sumitomo Life Insurance Co. FRS
         6.50% due 09/20/2073*.....................  200,000      212,500
                                                              -----------
                                                                  540,125
                                                              -----------

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA INCOME EXPLORER FUND PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2013 -- (CONTINUED)

                                                          SHARES/
                                                         PRINCIPAL   VALUE
                  SECURITY DESCRIPTION                    AMOUNT    (NOTE 4)
  ---------------------------------------------------------------------------
  PREFERRED SECURITIES/CAPITAL SECURITIES (CONTINUED)
  INSURANCE-MULTI-LINE -- 2.0%
    AXA SA FRS
     6.46% due 12/14/2018*(1)........................... $100,000  $   101,625
    Catlin Insurance Co., Ltd. FRS
     7.25% due 01/19/2017*(1)...........................  100,000      103,750
    Farmers Exchange Capital II FRS
     6.15% due 11/01/2053*..............................  100,000      101,907
    MetLife Capital Trust X
     9.25% due 04/08/2068*..............................  100,000      129,250
                                                                   -----------
                                                                       436,532
                                                                   -----------
  INSURANCE-PROPERTY/CASUALTY -- 1.0%
    Mitsui Sumitomo Insurance Co., Ltd. FRS
     7.00% due 03/15/2072*..............................  200,000      224,500
                                                                   -----------
  PIPELINES -- 0.5%
    Enterprise Products Operating LLC FRS
     Series A
     8.38% due 08/01/2066...............................  100,000      110,375
                                                                   -----------
  TOTAL PREFERRED SECURITIES/CAPITAL SECURITIES
     (cost $3,071,127)..................................             3,071,894
                                                                   -----------
  REGISTERED INVESTMENT COMPANIES -- 37.9%
  DOMESTIC EQUITY INVESTMENT COMPANIES -- 4.2%
    Eaton Vance Tax-Advantaged Dividend
     Income Fund........................................   15,410      288,321
    Eaton Vance Tax-Managed Diversified Equity Income
     Fund...............................................   17,672      189,444
    Gabelli Dividend & Income Trust.....................   10,407      220,629
    John Hancock Tax-Advantaged Dividend
     Income Fund........................................   12,286      225,325
                                                                   -----------
                                                                       923,719
                                                                   -----------
  DOMESTIC FIXED INCOME INVESTMENT COMPANIES -- 22.3%
    AllianceBernstein Income Fund, Inc..................   16,054      114,304
    AllianzGI Convertible & Income Fund.................   30,492      295,772
    AllianzGI Convertible & Income Fund II..............   28,428      251,019
    BlackRock Build America Bond Trust..................    2,765       54,056
    BlackRock Corporate High Yield Fund, Inc ...........   15,304      109,424
    BlackRock Corporate High Yield Fund V, Inc .........    8,430      103,858
    BlackRock Limited Duration Income Trust.............   10,101      170,101
    Calamos Convertible and High Income Fund............   17,208      221,123
    Eaton Vance Limited Duration Income Fund............    6,443       97,998
    Eaton Vance Senior Floating-Rate Trust..............    3,966       62,663
    Flaherty & Crumrine Preferred Securities Income
     Fund, Inc..........................................   11,145      203,508
    Flaherty & Crumrine Total Return Fund, Inc..........    7,777      143,097
    Franklin Templeton Limited Duration Income Trust....   11,077      144,555
    John Hancock Preferred Income Fund..................    6,571      125,440
    MFS Multimarket Income Trust........................   21,714      143,095
    New America High Income Fund, Inc...................   17,576      171,014
    Nuveen Credit Strategies Income Fund................   22,936      219,039
    Nuveen Floating Rate Income Opportunity Fund........    9,648      118,863
    Nuveen Mortgage Opportunity Term Fund...............    3,805       92,157
    Nuveen Mortgage Opportunity Term Fund 2.............    3,215       77,610
    Nuveen Preferred Income Opportunities Fund..........   31,505      283,860
    Nuveen Short Duration Credit Opportunities Fund.....    8,085      152,079
    PIMCO Corporate & Income Opportunity Fund...........   11,896      221,741
    PIMCO High Income Fund..............................   12,157      149,410
    PIMCO Income Strategy Fund II.......................   22,824      239,424
    Pioneer Diversified High Income Trust...............    5,627      120,587
    Pioneer Floating Rate Trust.........................   12,589      158,621
    Wells Fargo Advantage Income Opportunities Fund.....   24,138      220,621
    Western Asset Global Corporate Defined Opportunity
     Fund, Inc..........................................    9,009      162,883
    Western Asset High Yield Defined Opportunity Fund,
     Inc................................................   12,112      215,957
                                                                   -----------
                                                                     4,843,879
                                                                   -----------

                                                        SHARES/
                                                       PRINCIPAL     VALUE
                SECURITY DESCRIPTION                    AMOUNT      (NOTE 4)
  ---------------------------------------------------------------------------
  INTERNATIONAL FIXED INCOME INVESTMENT COMPANIES -- 11.4%
    AllianceBernstein Global High Income Fund, Inc... $   19,722  $   301,944
    First Trust Aberdeen Global Opportunity
     Income Fund.....................................     15,015      222,673
    Legg Mason BW Global Income Opportunities Fund,
     Inc.............................................     14,437      251,204
    Nuveen Preferred & Income Term Fund..............     12,385      278,910
    PIMCO Dynamic Credit Income Fund.................     10,918      247,511
    PIMCO Dynamic Income Fund........................     10,161      303,001
    PIMCO Income Opportunity Fund....................     10,391      300,300
    Stone Harbor Emerging Markets Income Fund........      8,378      168,230
    Templeton Global Income Fund.....................      6,006       50,330
    Wells Fargo Advantage Multi-Sector Income Fund...     14,668      212,246
    Western Asset Global High Income Fund, Inc.......     12,127      151,951
                                                                  -----------
                                                                    2,488,300
                                                                  -----------
  TOTAL REGISTERED INVESTMENT COMPANIES
     (cost $8,197,227)...............................               8,255,898
                                                                  -----------
  FOREIGN CORPORATE BONDS & NOTES -- 3.0%
  BANKS-COMMERCIAL -- 1.0%
    KBC Bank NV VRS
     Sub. Notes
     8.00% due 01/25/2023............................    200,000      215,870
                                                                  -----------
  DIVERSIFIED BANKING INSTITUTIONS -- 1.0%
    Credit Agricole SA VRS
     Sub. Notes
     8.13% due 09/19/2033*...........................    200,000      212,450
                                                                  -----------
  INSURANCE-REINSURANCE -- 1.0%
    Aquarius+Investments PLC for
     Swiss Reinsurance Co., Ltd. VRS
     Jr. Sub. Notes
     8.25% due 09/01/2018(1).........................    200,000      219,000
                                                                  -----------
  TOTAL FOREIGN CORPORATE BONDS & NOTES
     (cost $613,739).................................                 647,320
                                                                  -----------
  TOTAL LONG-TERM INVESTMENT SECURITIES
     (cost $20,512,755)..............................              21,114,581
                                                                  -----------
  SHORT-TERM INVESTMENT SECURITIES -- 14.3%
  TIME DEPOSITS -- 14.3%
    Euro Time Deposit with State Street Bank &
     Trust Co.
     0.01% due 11/01/2013
     (cost $3,120,000)...............................  3,120,000    3,120,000
                                                                  -----------
  REPURCHASE AGREEMENT -- 6.2%
    State Street Bank & Trust Co.
     Joint Repurchase Agreement
     (cost $1,347,000)(2)............................  1,347,000    1,347,000
                                                                  -----------
  TOTAL INVESTMENTS --
     (cost $24,979,755)(3)...........................      117.5%  25,581,581
  Liabilities in excess of other assets..............      (17.5)  (3,811,499)
                                                      ----------  -----------
  NET ASSETS --                                            100.0% $21,770,082
                                                      ==========  ===========

--------
+  Non-income producing security
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2013, the aggregate value of these securities was $1,803,945 representing 8.3% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.
(1)Perpetual maturity -- maturity date reflects the next call date.
(2)See Note 4 for details of Joint Repurchase Agreements.
(3)See Note 7 for cost of investments on a tax basis.
FRS -- Floating Rate Security
VRS -- Variable Rate Security
The rates shown on FRS and VRS are the current interest rates at October 31, 2013 and unless noted otherwise, the dates shown are the original maturity dates.

        SUNAMERICA SPECIALTY SERIES -- SUNAMERICA INCOME EXPLORER FUND PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2013 -- (CONTINUED)


The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2013 (see Note 4):

                                                     LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                                         QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS      TOTAL
                                                     --------------------- ----------------- ---------------------- -----------
ASSETS:
Long-Term Investment Securities:
  Common Stock......................................      $ 6,248,029         $       --              $--           $ 6,248,029
  Convertible Preferred Securities..................           19,413                 --               --                19,413
  Preferred Securities
   Sovereign Agency.................................               --            119,963               --               119,963
   Other Industries*................................        2,752,064                 --               --             2,752,064
  Preferred Securities/Capital Securities                          --          3,071,894               --             3,071,894
  Registered Investment Companies:
   Domestic Equity Investment Companies.............          923,719                 --               --               923,719
   Domestic Fixed Income Investment Companies.......        4,843,879                 --               --             4,843,879
   International Fixed Income Investment Companies..        2,488,300                 --               --             2,488,300
  Foreign Corporate Bonds & Notes...................               --            647,320               --               647,320
Short-Term Investment Securities
  Time Deposits.....................................               --          3,120,000               --             3,120,000
Repurchase Agreement................................               --          1,347,000               --             1,347,000
                                                          -----------         ----------              ---           -----------
TOTAL                                                     $17,275,404         $8,306,177              $--           $25,581,581
                                                          ===========         ==========              ===           ===========

--------
* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of securities by industry classification, please refer to the Portfolio of Investments.

The Fund's policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2013

Note 1. Organization

   SunAmerica Specialty Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company and is organized as a Delaware Statutory Trust. The Trust consists of six different investment funds (each a "Fund" and collectively, the "Funds") as of October 31, 2013. Each Fund is managed by SunAmerica Asset Management Corp. (the "Adviser" or "SunAmerica"). An investor may invest in one or more of the following Funds: SunAmerica Alternative Strategies Fund (the "Alternative Strategies Fund"), SunAmerica Global Trends Fund (the "Global Trends Fund"), SunAmerica Focused Alpha Growth Fund (the "Focused Alpha Growth Fund"), SunAmerica Focused Alpha Large-Cap Fund (the "Focused Alpha Large-Cap Fund") and SunAmerica Income Explorer Fund (the "Income Explorer Fund").

   On June 18, 2012, the Class A and Class C shares of the 2020 High Watermark Fund were closed to new investments as a result of an Early Closure Condition, as defined in the prospectus, which was caused by certain low interest rate conditions. The Class I shares of the Fund closed to new investments effective August 31, 2012 as a result of the same Early Closure Condition. This Early Closure Condition does not require the Fund to irrevocably allocate its assets to its fixed income portfolio.

   In reorganizations that occurred on January 23, 2012 (the "Reorganizations"), the Focused Alpha Growth Fund and Focused Alpha Large-Cap Fund acquired the assets and assumed the liabilities of the Focused Alpha Growth Fund, Inc. and the Focused Alpha Large-Cap Fund, Inc., respectively (each a "Predecessor Fund" and together, the "Predecessor Funds"), both closed-end registered investment companies, in exchange for Class A shares of Focused Alpha Growth Fund and Focused Alpha Large-Cap Fund, respectively. These transactions were structured to qualify as a tax-free reorganizations under the Internal Revenue Code. As a result of the Reorganizations, each of the Focused Alpha Growth Fund and Focused Alpha Large-Cap Fund carried forward the performance and accounting history of the corresponding Predecessor Fund, as each Predecessor Fund is the accounting survivor of the respective Reorganization. The most recent fiscal year end of the Predecessor Funds was December 31, 2011.

   The Funds are considered to be separate entities for financial and tax reporting purposes. The investment objective and principal investment techniques for each Fund are as follows:

   The 2020 High Watermark Fund seeks capital appreciation to the extent consistent with the preservation of capital investment gains in order to have a net asset value ("NAV") on August 31, 2020, its Protected Maturity Date, at least equal to the protected high watermark value ("Protected High Watermark Value"). The Fund seeks high total return as a secondary objective. The Protected High Watermark Value for the Fund is the highest NAV per share attained, (i) reduced by an amount that is proportionate to the sum of all dividends and distributions paid by the Fund subsequent to the time that the highest NAV was achieved, (ii) reduced by extraordinary expenses, if any, and (iii) increased by appreciation in share value to the extent such appreciation exceeds this adjusted share value subsequent to the last paid dividend or distribution. The Fund's undertaking (the "Payment Undertaking") that shareholders in the Fund will be entitled to redeem their shares on the Protected Maturity Date for the Protected High Watermark Value is backed by a master agreement between the Trust, on behalf of the Fund, and Prudential Global Funding, LLC ("PGF"), under which PGF will pay to the Fund any shortfall between its Protected High Watermark Value and the actual NAV per share on the Fund's Protected Maturity Date, provided certain conditions are met. Pursuant to the Master Agreement between the Trust and PGF, the Fund pays PGF a fee at an annual rate of 0.35% of the average daily net assets of the Fund.

   If the NAV of the 2020 High Watermark Fund at its Protected Maturity Date is insufficient to satisfy the Payment Undertaking, a shareholder's ability to receive the Protected High Watermark Value will depend on the Fund's ability to collect the difference under the Master Agreement with PGF. A shareholder's ability to rely on the Master Agreement is subject to certain conditions and restrictions that may reduce, or eliminate, the Fund's ability to meet the Payment Undertaking.

   The 2020 High Watermark Fund is subject to conditions of the Master Agreement that require Trajectory Asset Management LLC ("Trajectory"), the Fund's subadviser, to provide certain information to PGF on a daily basis and to follow certain parameters and proprietary mathematical formulae in making investment allocation decisions. These limitations are designed to reduce, but do not eliminate, the risk that the Fund's assets will be insufficient to allow the Fund to redeem shares at not less than the Protected High Watermark Value on its Protected Maturity Date.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2013 -- (CONTINUED)


   While Trajectory intends to meet all obligations under the Master Agreement, a failure to meet the commercially negotiated terms could permit PGF to cancel the Master Agreement and thus terminate its obligations to make any payment to the 2020 High Watermark Fund if a shortfall exists to the Payment Undertaking on the Protected Maturity Date. In this event, shareholders will not receive the Protected High Watermark Value but instead will receive the Fund's then-current net asset value when they redeem their shares, which may be lower than the Protected High Watermark Value and lower than the shareholder's initial investment.

   As described under Note 5, SunAmerica has contractually agreed to reduce its fees in the event that the 2020 High Watermark Fund becomes completely invested in fixed income securities. However, if this reduction in fees is not sufficient to reduce total annual operating expenses to an extent that they are covered by the current yield on the Fund's fixed income securities, and the Fund is within three years of its Protected Maturity Date, that date will be accelerated and the Trust's Board of Trustees will consider appropriate action under all of the circumstances as described below. PGF may, however, permit the Fund to hold a higher proportion of its assets in obligations of U.S. government agencies and instrumentalities (which generally pay higher rates of interest than direct obligations of the U.S. Treasury) in order to avoid this circumstance.

   Under the Master Agreement, if certain low interest rate conditions occur and the 2020 High Watermark Fund is within three years of its initial Protected Maturity Date, the Fund can terminate early. If the Fund terminates early under these circumstances ("Early Fund Termination"), the 2020 High Watermark Fund's Protected High Watermark Value will be accelerated and shareholders will receive the benefit of the Protected High Watermark Value. Thereafter, the Trust's Board of Trustees will consider appropriate action under all of the circumstances. These actions could include liquidating the Fund or continuing to operate the Fund and pursuing a strategy other than the High Watermark Strategy. Shareholders will receive 30 days' written notice of any shareholder distribution of liquidation proceeds or other action following a Protected Maturity Date or Early Fund Termination.

   Please refer to the 2020 High Watermark Fund's prospectus for additional details concerning the calculation of the Protected High Watermark Value, the Payment Undertaking, the Master Agreement, an Early Closure Condition and an Early Fund Termination.

   The Alternative Strategies Fund seeks to provide long-term total return by utilizing an actively managed quantitative investment process to provide exposure to a diversified portfolio of alternative, or non-traditional, investment strategies and asset classes, and by investing in U.S. Government Securities and other fixed income securities.

   The Global Trends Fund seeks to provide capital appreciation by utilizing an actively managed rules based investment process to allocate assets across a diversified, broad-based spectrum of asset classes, including the global equity and fixed income market, currencies and commodities.

   The Focused Alpha Growth Fund seeks to provide growth of capital through active trading of equity securities of large, small and mid-cap companies.

   The Focused Alpha Large-Cap Fund seeks to provide growth of capital through active trading of equity securities to achieve a blend of growth companies, value companies and companies that have elements of growth and value, issued by large-cap companies. Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowing for investment purposes, in large-cap companies.

   The Income Explorer Fund seeks to achieve its investment objectives primarily by strategically allocating its assets among a preferred securities strategy, closed-end fund strategy and global dividend equity strategy. Through this combination of investments, the Fund expects to gain exposure to a broad range of income-producing investments, including both fixed income and equity securities.

   Each Fund, except for the Focused Alpha Growth Fund and Focused Alpha Large-Cap Fund, is a "diversified" Fund within the meaning of the 1940 Act.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2013 -- (CONTINUED)


   Each Fund offers multiple classes of shares of beneficial interest. The classes within each Fund are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

   Class A shares are offered at net asset value per share plus an initial sales charge. Additionally, any purchases of Class A shares in excess of $1,000,000 will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within two years of purchase.

   Class C shares are offered at net asset value and may be subject to a contingent deferred sales charge on redemptions made within 12 months of purchase. Class C shares of the High Watermark Funds will convert automatically to Class A shares approximately eight years after purchase and at such time will be subject to the lower distribution fee applicable to Class A shares.

   Class I shares are offered at net asset value per share. The class is offered exclusively to participants in certain employee retirement plans and other programs.

   Class W shares are offered at net asset value per share. The class is offered exclusively through advisory fee-based programs sponsored by certain financial intermediaries and other programs.

   Each class of shares bears the same voting, dividend, liquidation and other rights and conditions, except as may otherwise be provided in the Funds' registration statement. Class A and Class C shares make distribution and account maintenance fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act except that Class C shares are subject to higher distribution fee rates. Class I shares and Class W shares have not adopted 12b-1 Plans and make no payments thereunder, however, Class I shares and Class W shares pay a service fee to the Funds' distributor for administrative and shareholder services (see Note 5).

   Class A shares acquired in connection with the Reorganizations were subject to a redemption fee of 1.00% of the total redemption amount (calculated at net asset value) on fund shares redeemed or exchanged on or before April 20, 2012. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative daily net assets of each class.

   INDEMNIFICATIONS: The Trust's organizational documents provide current and former officers and trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust. In addition, pursuant to Indemnification Agreements between the Trust and each of the current trustees who is not an "interested person," as defined in
   Section 2(a)(19) of the 1940 Act, of the Trust (collectively, the "Disinterested Trustees"), the Trust provides the Disinterested Trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust, whether such liabilities are asserted during or after their service as trustees. In addition, in the normal course of business the Trust enters into contracts that contain the obligation to indemnify others. The Trust's maximum exposure under these arrangements is unknown. Currently, however, the Trust expects the risk of loss to be remote.

Note 2. Basis for consolidation for the SunAmerica Alternative Strategies Cayman Fund, Ltd. and SunAmerica Global Trends Cayman Fund, Ltd.

   The SunAmerica Alternative Strategies Cayman Fund, Ltd. (the "Alternative Strategies Subsidiary"), a Cayman Islands exempted company, was incorporated on October 20, 2008, and is a wholly-owned subsidiary of the Alternative Strategies Fund. The Alternative Strategies Subsidiary commenced operations on May 22, 2009 and was organized as a wholly-owned subsidiary of the Alternative Strategies Fund in order to effect certain investments on behalf of the Alternative Strategies Fund consistent with the investment objectives and policies in the Alternative Strategies Fund's prospectus and statement of additional information. With respect to its investments, the Alternative Strategies Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Alternative Strategies Fund; however, the Alternative Strategies Subsidiary (unlike the Alternative Strategies Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked and hedge fund-linked derivative instruments that may otherwise be limited if purchased by the Alternative Strategies Fund due to federal tax requirements relating to qualifying income. The Alternative

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2013 -- (CONTINUED)

   Strategies Fund and Alternative Strategies Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investment in certain securities that may involve leverage, the Alternative Strategies Subsidiary will comply with asset segregation or "earmarking" requirements to the same extent as the Alternative Strategies Fund. The Alternative Strategies Fund may invest up to 25% of its assets in the Alternative Strategies Subsidiary. As of October 31, 2013, net assets of the Alternative Strategies Fund were $88,681,668, of which approximately $20,002,758, or approximately 22.6%, represented the Alternative Strategies Fund's ownership of all issued shares and voting rights of the Alternative Strategies Subsidiary.

   The SunAmerica Global Trends Cayman Fund, Ltd. (the "Global Trends Subsidiary"), a Cayman Islands exempted company, was incorporated on March 17, 2011, and is a wholly-owned subsidiary of the Global Trends Fund. The Global Trends Subsidiary commenced operations on June 17, 2011 and was organized as a wholly-owned subsidiary of the Global Trends Fund in order to effect certain investments on behalf of the Global Trends Fund consistent with the investment objectives and policies in the Global Trends Fund's prospectus and statement of additional information. With respect to its investments, the Global Trends Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Global Trends Fund; however, the Global Trends Subsidiary (unlike the Global Trends Fund) may invest without limitation in commodity-linked instruments that may otherwise be limited if purchased by the Global Trends Fund due to federal tax requirements relating to qualifying income. The Global Trends Fund and Global Trends Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investment in certain securities that may involve leverage, the Global Trends Subsidiary will comply with asset segregation or "earmarking" requirements to the same extent as the Global Trends Fund. The Global Trends Fund may invest up to 25% of its assets in the Global Trends Subsidiary. As of October 31, 2013, net assets of the Global Trends Fund were $100,905,173, of which approximately $22,503,102, or approximately 22.3%, represented the Global Trends Fund's ownership of all issued shares and voting rights of the Global Trends Subsidiary.

Note 3. Fund Mergers

   Pursuant to a plan of reorganization, all of the assets and liabilities of the Focused Small-Cap Growth Portfolio, a series of SunAmerica Series, Inc., were transferred in a tax-free exchange to the Focused Alpha Growth Fund, in exchange for shares of the Focused Alpha Growth Fund. The reorganization was consummated on July 22, 2013. The acquiring fund acquired all of the assets and liabilities of the target fund as shown in the table below.

   Class A and Class B shares of the Focused Small-Cap Growth Portfolio were exchanged tax-free for Class A shares of Focused Alpha Growth Fund at an exchange ratio of 0.64 to 1 and 0.54 to 1, respectively. Class C shares of the Focused Small-Cap Growth Portfolio were exchanged tax-free for Class C shares of Focused Alpha Growth Fund at an exchange ratio of 0.55 to 1. Class I shares of the Focused Small-Cap Growth Portfolio were exchanged tax-free for Class W shares of Focused Alpha Growth Fund at an exchange ratio of 0.66 to 1. Shares of the Focused Alpha Growth Fund issued in connection with the acquisition of the Focused Small-Cap Growth Portfolio were 6,205,050 with a value of $141,677,844. The assets in the investment portfolio of the Focused Small-Cap Growth Portfolio with a value of $141,916,849 and identified cost of $119,711,124 as of the date of the reorganization, were the principal assets acquired by the acquiring fund. For financial statement purposes, assets received and shares issued by the acquiring fund were recorded at value; however, the cost basis of the investments received from the target fund were carried forward to align ongoing reporting of the acquiring fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

   The following is a summary of the shares outstanding, net assets, net asset value per share and net unrealized appreciation (depreciation) immediately before and after the reorganization:

                                                             NET ASSET NET UNREALIZED
                                      SHARES        NET        VALUE    APPRECIATION
                                    OUTSTANDING    ASSETS    PER SHARE (DEPRECIATION)
                                    ----------- ------------ --------- --------------
Target Portfolio
Focused Small-Cap Growth Portfolio.                                     $22,205,725
Class A............................  8,209,610  $120,203,448  $14.64
Class B............................    582,073     7,205,458   12.38
Class C............................  1,124,179    13,899,595   12.36
Class I............................     24,416       369,343   15.13

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2013 -- (CONTINUED)

                                                    NET ASSET NET UNREALIZED
                             SHARES        NET        VALUE    APPRECIATION
                           OUTSTANDING    ASSETS    PER SHARE (DEPRECIATION)
                           ----------- ------------ --------- --------------
Acquiring Portfolio
Focused Alpha Growth Fund.                                     $ 84,733,521
Class A................... 13,440,236  $307,168,509  $22.85
Class C...................  2,064,779    46,731,861   22.63
Class W...................    857,550    19,663,419   22.93
Post Reorganization
Focused Alpha Growth Fund.                                     $106,939,246
Class A................... 19,015,047  $434,577,415  $22.85
Class C...................  2,678,910    60,631,456   22.63
Class W...................    873,658    20,032,762   22.93

   Assuming the reorganization had been completed on November 1, 2012, the beginning of the annual reporting period for the acquiring fund, the unaudited pro forma results of operations for the period ended October 31, 2013, are as follows:

Net investment income (loss)................... $(4,855,797)
Net realized/unrealized gains (losses).........  127,774,435
                                                ------------
Change in net assets resulting from operations. $122,918,638
                                                ============

   Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the target fund that have been included in the Statement of Operations since July 22, 2013.

   Pursuant to separate plans of reorganization, all of the assets and liabilities of the SunAmerica Value Fund, a series of SunAmerica Equity Funds, and SunAmerica Focused Large-Cap Growth Portfolio, a series of SunAmerica Series, Inc., were transferred in a tax-free exchange to the Focused Alpha Large-Cap Fund, in exchange for shares of the Focused Alpha Large-Cap Fund. The reorganizations were consummated on October 28, 2013. The acquiring fund acquired all of the assets and liabilities of the target funds as shown in the table below.

   Class A and Class B shares of the SunAmerica Value Fund were exchanged tax-free for Class A shares of Focused Alpha Large-Cap Fund at an exchange ratio of 0.69 to 1, and 0.64 to 1, respectively. Class C shares of the SunAmerica Value Fund were exchanged tax-free for Class C shares of Focused Alpha Large-Cap Fund at an exchange ratio of 0.65 to 1. Shares of the Focused Alpha Large-Cap Fund issued in connection with the acquisition of the SunAmerica Value Fund were 4,825,314 with a value of $117,688,841. The assets in the investment fund of the SunAmerica Value Fund with a value of $117,772,716 and identified cost of $113,080,223 as of the date of the reorganization, were the principal assets acquired by the acquiring fund. For financial statement purposes, assets received and shares issued by the acquiring fund were recorded at value; however, the cost basis of the investments received from the target fund were carried forward to align ongoing reporting of the acquiring fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

   Class A and Class B shares of the SunAmerica Focused Large-Cap Growth Portfolio were exchanged tax-free for Class A shares of Focused Alpha Large-Cap Fund at an exchange ratio of 0.88 to 1, and 0.78 to 1, respectively. Class C shares of the SunAmerica Focused Large-Cap Growth Portfolio were exchanged tax-free for Class C shares of Focused Alpha Large-Cap Fund at an exchange ratio of 0.80 to 1. Shares of the Focused Alpha Large-Cap Fund issued in connection with the acquisition of the SunAmerica Focused Large-Cap Growth Portfolio were 12,055,950 with a value of $293,805,253. The assets in the investment fund of the SunAmerica Focused Large-Cap Growth Portfolio with a value of $294,098,834 and identified cost of $273,900,011 as of the date of the reorganization, were the principal assets acquired by the acquiring fund. For financial statement purposes, assets received and shares issued by the acquiring fund were recorded at value; however, the cost basis of the investments received from the target fund were carried forward to align ongoing reporting of the acquiring fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2013 -- (CONTINUED)


   The following is a summary of the shares outstanding, net assets, net asset value per share and net unrealized appreciation (depreciation) immediately before and after the reorganization:

                                                                        NET ASSET NET UNREALIZED
                                                 SHARES        NET        VALUE    APPRECIATION
                                               OUTSTANDING    ASSETS    PER SHARE (DEPRECIATION)
                                               ----------- ------------ --------- --------------
Target Portfolios
SunAmerica Value Fund.........................                                     $ 4,692,493
Class A.......................................  5,738,126  $ 96,360,436  $16.79
Class B.......................................    309,811     4,880,519   15.75
Class C.......................................  1,048,415    16,447,886   15.69
SunAmerica Focused Large-Cap Growth Portfolio.                                     $20,198,823
Class A....................................... 10,179,932  $218,386,283  $21.45
Class B.......................................    635,452    12,150,961  $19.12
Class C.......................................  3,291,565    63,268,009  $19.22
Acquiring Portfolio
Focused Alpha Large-Cap Fund..................                                     $66,353,818
Class A....................................... 11,487,070  $280,587,605  $24.43
Class C.......................................  1,642,556    39,696,207   24.17
Class W.......................................    100,765     2,471,541   24.53
Post Reorganization
Focused Alpha Large-Cap Fund..................                                     $91,245,134
Class A....................................... 25,069,827  $612,365,804  $24.43
Class C.......................................  4,941,063   119,412,102   24.17
Class W.......................................    100,765     2,471,541   24.53

   Assuming the reorganization had been completed on November 1, 2012, the beginning of the annual reporting period for the acquiring fund, the unaudited pro forma results of operations for the period ended October 31, 2013, are as follows:

Net investment income (loss)................... $(1,926,881)
Net realized/unrealized gains (losses).........  174,033,638
                                                ------------
Change in net assets resulting from operations. $172,106,757
                                                ============

   Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the target fund that have been included in the Statement of Operations since October 28, 2013.

   Pursuant to separate plans of reorganization, all of the assets and liabilities of the Focused Growth, Focused Technology and the Focused StarALPHA Portfolios, each a series of SunAmerica Series, Inc., were transferred in a tax-free exchange to the Focused Alpha Growth Fund, in exchange for shares of the Focused Alpha Growth Fund. The reorganizations were consummated on August 13, 2012. The acquiring fund acquired all of the assets and liabilities of the target funds as shown in the table below.

   Class A and Class B shares of the Focused Growth Portfolio were exchanged tax-free for Class A shares of Focused Alpha Growth Fund at an exchange ratio of 1.23 to 1, and 1.10 to 1, respectively. Class C shares of the Focused Growth Portfolio were exchanged tax-free for Class C shares of Focused Alpha Growth Fund at an exchange ratio of 1.10 to 1. Shares of the Focused Alpha Growth Fund issued in connection with the acquisition of the Focused Growth Portfolio were 6,285,258 with a value of $135,580,072. The assets in the investment fund of the Focused Growth Portfolio with a value of $123,837,595 and identified cost of $94,554,316 as of the date of the reorganization, were the principal assets acquired by the acquiring fund. For financial statement purposes, assets received and shares issued by the acquiring fund were recorded at value; however, the cost basis of the investments received from the target fund were carried forward to align ongoing reporting of the acquiring fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2013 -- (CONTINUED)


   Class A and Class B shares of the Focused Technology Portfolio were exchanged tax-free for Class A shares of Focused Alpha Growth Fund at an exchange ratio of 0.31 to 1, and 0.29 to 1, respectively. Class C shares of the Focused Technology Portfolio were exchanged tax-free for Class C shares of Focused Alpha Growth Fund at an exchange ratio of 0.29 to 1. Shares of the Focused Alpha Growth Fund issued in connection with the acquisition of the Focused Technology Portfolio were 1,276,790 with a value of $27,530,753. The assets in the investment fund of the Focused Technology Portfolio with a value of $27,557,058 and identified cost of $25,328,879 as of the date of the reorganization, were the principal assets acquired by the acquiring fund. For financial statement purposes, assets received and shares issued by the acquiring fund were recorded at value; however, the cost basis of the investments received from the target fund were carried forward to align ongoing reporting of the acquiring fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

   Class A and Class C shares of the Focused StarALPHA Portfolio were exchanged tax-free for Class A and Class C shares of Focused Alpha Growth Fund at an exchange ratio of 0.46 to 1, and 0.45 to 1, respectively. Shares of the Focused Alpha Growth Fund issued in connection with the acquisition of the Focused StarALPHA Portfolio were 351,681 with a value of $7,580,084. The assets in the investment fund of the Focused StarALPHA Portfolio with a value of $7,598,082 and identified cost of $6,986,266 as of the date of the reorganization, were the principal assets acquired by the acquiring fund. For financial statement purposes, assets received and shares issued by the acquiring fund were recorded at value; however, the cost basis of the investments received from the target fund were carried forward to align ongoing reporting of the acquiring fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

   The following is a summary of the shares outstanding, net assets, net asset value per share and net unrealized appreciation (depreciation) immediately before and after the reorganization:

                                                       NET ASSET NET UNREALIZED
                                SHARES        NET        VALUE    APPRECIATION
                              OUTSTANDING    ASSETS    PER SHARE (DEPRECIATION)
                              ----------- ------------ --------- --------------
Target Portfolio
Focused Growth Portfolio.....                                     $29,283,279
Class A......................  3,914,618  $103,927,194  $26.55
Class B......................    422,148     9,991,048   23.67
Class C......................    915,815    21,661,830   23.65
Focused Technology Portfolio.                                     $ 2,228,179
Class A......................  2,673,071  $ 18,036,636  $ 6.75
Class B......................    286,205     1,788,748    6.25
Class C......................  1,232,254     7,705,369    6.25
Focused StarALPHA Portfolio..                                     $   611,816
Class A......................    460,840  $  4,558,310  $ 9.89
Class C......................    314,505     3,021,774    9.61
Acquiring Portfolio
Focused Alpha Growth Fund....                                     $28,129,859
Class A......................  5,584,518  $120,528,924  $21.58
Class C......................     66,161     1,423,147   21.51
Class W......................    214,503     4,634,735   21.61
Post Reorganization
Focused Alpha Growth Fund....                                     $60,253,133
Class A...................... 11,992,516  $258,830,860  $21.58
Class C......................  1,571,892    33,812,120   21.51
Class W......................    214,503     4,634,735   21.61

   Assuming the reorganization had been completed on January 1, 2012, the beginning of the annual reporting period for the acquiring fund, the unaudited pro forma results of operations for the acquiring fund as of October 31, 2012, are as follows:

Net investment income (loss)................... $(1,228,033)
Net realized/unrealized gains (losses).........   60,622,767
                                                ------------
Change in net assets resulting from operations. $ 59,394,734
                                                ============

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2013 -- (CONTINUED)


   Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the target fund that have been included in the Statement of Operations since August 13, 2012.

   Pursuant to a plan of reorganization, all of the assets and liabilities of the Focused Growth and Income Portfolio, a series of SunAmerica Series, Inc., were transferred in a tax-free exchange to the Focused Alpha Large-Cap Fund, in exchange for shares of the Focused Alpha Large-Cap Fund. The reorganization was consummated on August 13, 2012. The acquiring fund acquired all of the assets and liabilities of the target fund as shown in the table below.

   Class A and Class B shares of the Focused Growth and Income Portfolio were exchanged tax-free for Class A shares of Focused Alpha Large-Cap Fund at an exchange ratio of 0.77 to 1 and 0.69 to 1, respectively. Class C shares of the Focused Growth and Income Portfolio were exchanged tax-free for Class C shares of Focused Alpha Large-Cap Fund at an exchange ratio of 0.70 to 1. Shares of the Focused Alpha Large-Cap Fund issued in connection with the acquisition of the Focused Growth and Income Portfolio were 9,205,714 with a value of $176,217,766. The assets in the investment portfolio of the Focused Growth and Income Portfolio with a value of $176,173,150 and identified cost of $163,297,939 as of the date of the reorganization, were the principal assets acquired by the acquiring fund. For financial statement purposes, assets received and shares issued by the acquiring fund were recorded at value; however, the cost basis of the investments received from the target fund were carried forward to align ongoing reporting of the acquiring fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

   The following is a summary of the shares outstanding, net assets, net asset value per share and net unrealized appreciation (depreciation) immediately before and after the reorganization:

                                                              NET ASSET NET UNREALIZED
                                       SHARES        NET        VALUE    APPRECIATION
                                     OUTSTANDING    ASSETS    PER SHARE (DEPRECIATION)
-                                    ----------- ------------ --------- --------------
Target Portfolio
Focused Growth and Income Portfolio.                                     $12,875,211
Class A.............................  9,127,486  $134,029,935  $14.68
Class B.............................    709,575     9,439,961   13.30
Class C.............................  2,455,269    32,747,870   13.34
Acquiring Portfolio
Focused Alpha Large-Cap Fund........                                     $ 5,263,003
Class A.............................  4,552,130  $ 87,187,772  $19.15
Class C.............................     28,498       544,139   19.09
Class W.............................     12,949       248,377   19.18
Post Reorganization
Focused Alpha Large-Cap Fund........                                     $18,138,214
Class A............................. 12,042,774  $230,657,668  $19.15
Class C.............................  1,743,568    33,292,009   19.09
Class W.............................     12,949       248,377   19.18

   Assuming the reorganization had been completed on January 1, 2012, the beginning of the annual reporting period for the acquiring fund, the unaudited pro forma results of operations for the period ended October 31, 2012, are as follows:

Net investment income (loss)................... $  (419,319)
Net realized/unrealized gains (losses).........  38,005,692
                                                -----------
Change in net assets resulting from operations. $37,586,373
                                                ===========

   Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the target fund that have been included in the Statement of Operations since August 13, 2012.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2013 -- (CONTINUED)


Note 4. Significant Accounting Policies

   The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be significant. The following is a summary of significant accounting policies consistently followed by the Trust/Fund in the preparation of its financial statements:

   SECURITY VALUATION: In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Funds would receive upon selling an asset or transferring a liability in a timely transaction to an independent third party in the principal or most advantageous market. GAAP established a three-tier hierarchy to provide more transparency around the inputs used to measure fair value and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tiers are as follows:

   Level 1 -- Unadjusted quoted prices in active markets for identical securities
   Level 2 -- Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Trustees ("the Board") , etc.).
   Level 3 -- Significant unobservable inputs (includes inputs that reflect the Funds' own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances.)

   Changes in valuation techniques may result in transfers in or out of an investment's assigned Level within the hierarchy. The methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

   The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is recently issued and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

   The summary of inputs used to value the Funds' net assets as of October 31, 2013 are reported on a schedule following the Portfolio of Investments.

   Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded and are generally categorized as Level 1. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

   As of the close of regular trading on the New York Stock Exchange ("NYSE"), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, the Funds use the exchange that is the primary market for the security. Such securities are generally categorized as Level 1. However, depending

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2013 -- (CONTINUED)

   on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund's shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, the Funds use an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and when so adjusted, such securities and futures are generally categorized as Level 2.

   Bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available and are generally categorized as Level 2. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable, the securities may be priced at the mean of two independent quotes obtained from brokers.

   Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day, and are generally categorized as Level 2.

   Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Registered investment companies are generally categorized as Level 1.

   Futures contracts traded on national securities exchanges are valued at the quoted daily settlement price established by the exchange on which they trade and are generally categorized as Level 1. Options traded on national securities exchanges are valued as of the close of the exchange upon which they trade and are generally categorized as Level 1. Options and swap contracts traded on over-the-counter markets are marked-to-market daily based upon quotations received from an approved outside pricing service or market makers and are generally categorized as Level 2. Forward foreign currency contracts ("forward contracts") are valued at the 4:00 p.m. eastern time forward rate and are generally categorized as Level 2.

   The Board is responsible for the share valuation process and has adopted policies and procedures (the "PRC Procedures") for valuing the securities and other assets held by the Funds, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Trust's fair valuation procedures. Securities for which market quotations are not readily available or the values of which may be significantly impacted by the occurrence of developments or significant events are generally categorized as Level 3. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

   DERIVATIVE INSTRUMENTS:

   Futures: The 2020 High Watermark Fund may invest in exchange traded S&P 500 Index futures to generate equity market exposures. During the period ended October 31, 2013, the 2020 High Watermark Fund invested in exchange traded S&P 500 Index futures to generate equity market exposures. The Alternative Strategies Fund expects to enter into futures transactions for investment purposes in order to gain exposure to the following asset classes: commodities, currencies, fixed income and equity index futures, and may take either a long or short position in a futures transaction. The Alternative Strategies Fund may also enter into futures transactions for hedging purposes. The Global Trends Fund expects to enter into futures transactions for investment purposes in order to gain exposure to a variety of asset classes, including U.S. and non-U.S. equity markets, U.S. and non-U.S. fixed income, currencies and commodities. The Global Trends Fund may also enter into futures transactions for hedging purposes. During the period ended October 31, 2013, the Alternative Strategies Fund entered into futures transactions

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2013 -- (CONTINUED)

   for investment purposes in order to gain exposure to commodities, currencies, fixed income and equity index futures, and took long and short positions in futures transactions. During this same period, the Alternative Strategies Fund also entered into futures transactions for hedging purposes. During the period ended October 31, 2013, the Global Trends Fund entered into futures transactions for investment purposes in order to gain exposure to U.S. and non-U.S. equity markets, U.S. and non-U.S. fixed income and commodities.

   Futures contracts are reported on a schedule following the Portfolio of Investments. As of October 31, 2013, the following Funds had open futures contracts: 2020 High Watermark Fund, Alternative Strategies Fund and Global Trends Fund.

   A futures contract is generally a standardized, transferable, exchange-traded contract that requires delivery of a commodity, bond, currency, stock index, or other underlying reference asset at a set price on a future date. Upon entering into a futures transaction, a Fund will be required to segregate an initial margin payment of cash or other liquid securities with the Futures Commission Merchant (the "broker"). Subsequent payments are made or received by the Funds as a result of changes in the value of the contract and/or changes in the value of the initial margin requirement. Such receipts or payments are recorded in the Statement of Assets and Liabilities as Variation Margin for changes in the value of the contracts and as due to/from broker for the changes in the value of the initial margin requirement. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   The primary risk to the 2020 High Watermark Fund of entering into futures contracts is market risk. The risks associated with the Alternative Strategy Fund's and Global Trend Fund's use of futures include the risk that the changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset. In addition, since the Alternative Strategies Fund may go short in futures contracts, there is a risk that losses caused by sudden, unanticipated market movements may be potentially unlimited. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. There may also be trading restrictions or limitations imposed by an exchange, and government regulations may restrict trading in futures contracts. While the Funds will generally only purchase exchange-traded futures, due to market conditions, there may not always be a liquid secondary market for a futures contract and, as a result, a Fund may be unable to close out its futures contracts at a time which is advantageous. In addition, if a Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times. There is generally minimal counterparty credit risk to the Funds since the futures are exchange-traded.

   At October 31, 2013, the amount shown in the Statements of Assets and Liabilities as Due from broker for the Alternative Strategies Fund and the Global Trends Fund includes amounts set aside for margin requirements for open futures contracts.

   Forward Foreign Currency Contracts: The Global Trends Fund may enter into forward contracts for investment purposes in order to gain currency exposure and enhance return. During the year ended October 31, 2013, the Global Trends Fund used forward contracts for investment purposes in order to gain currency exposure. As of October 31, 2013, the Global Trends Fund has open forward contracts which are reported on a schedule following the Fund's Portfolio of Investments.

   A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the cumulative change in market value is recorded by the Fund as unrealized appreciation or depreciation. On the settlement date, the Fund records either realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   Risks to the Funds of entering into forward contracts include counterparty risk, market risk and illiquidity risk. Counterparty risk arises because forwards are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, the Fund faces the risk that its counterparties may not perform their obligations. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. These contracts may involve market risk in excess of the unrealized gain or loss. Illiquidity risk arises because the secondary market for forwards may have less liquidity relative to markets for other securities. In addition, forward contracts are also not regulated by the Commodity Futures Trading Commission ("CFTC") and therefore the Fund will not receive any benefit of CFTC regulation when trading forwards. Moreover, because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2013 -- (CONTINUED)


   Options: Certain Funds may enter into option contracts for various purposes, including to facilitate trading, increase or decrease a Fund's market exposure, to seek higher investment returns, to seek protection against a decline in the value of a Fund's securities or an increase in prices of securities that may be purchased, or to generate income. During the year ended October 31, 2013, the Alternative Strategies Fund used option contracts to decrease the Fund's market exposure, to seek higher investment returns, and to seek protection against a decline in the value of the Fund's securities or an increase in prices of securities that may be purchased. As of October 31, 2013, Alternative Strategies Fund had open option contracts.

   An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. When a Fund writes a call or a put option, it receives a premium which is equal to the current market value of the option written. The premiums on written options are recorded as a liability on the Statement of Assets and Liabilities. If a Fund purchases a call or a put option, it pays a premium which reflects the current market value of the option and which is included on the Fund's Statement of Assets and Liabilities as an investment. The option position is marked to market daily and its value fluctuates based upon the value of the underlying financial instrument, time to expiration, cost of borrowing funds, and volatility of the value of the underlying financial instrument. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchased upon exercise of the option. Options may be traded on a national securities exchange or in the over-the-counter (OTC) market.

   Risks to the Funds of entering into option contracts include counterparty risk, market risk and, with respect to OTC options, illiquidity risk. Counterparty risk arises from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. Market risk is the risk that there will be an unfavorable change in the value of the underlying securities. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. In addition, unlisted options are not traded on an exchange and may not be as actively traded as listed options, making the valuation of such securities more difficult. An unlisted option also entails a greater risk that the party on the other side of the option transaction may default, which would make it impossible to close out an unlisted option position in some cases, and profits related to the transaction lost thereby. Transactions in options written during the period ended October 31, 2013 are summarized as follows:

                                                     WRITTEN OPTIONS FUTURE CONTRACTS
                                                     --------------------------------
                                                     ALTERNATIVE STRATEGIES FUND
                                                     --------------------------------
                                                     NUMBER OF        PREMIUMS
                                                     CONTRACTS        RECEIVED
                                                     ---------        --------
Options outstanding as of October 31, 2012..........   $ --           $    --
Options written.....................................    211            97,715
Options terminated in closing purchase transactions.     --                --
Options exercised...................................     --                --
Options expired.....................................    139            72,795
                                                       ----           -------
Options outstanding as of October 31, 2013..........   $ 72           $24,920
                                                       ====           =======

   Commodity-Linked and Hedge Fund-Linked Notes: The Alternative Strategies Fund and the Global Trends Fund may invest in commodity-linked derivative instruments, including commodity-linked notes linked to broad-based commodity indexes, in order to gain exposure to the commodities markets. By investing in these derivative instruments, the Funds seek to gain exposure to the returns of real assets that trade in the commodities markets without direct investment in physical commodities. The Funds will not invest directly in commodities. During the period ended October 31, 2013, the Alternative Strategies Fund invested in commodity-linked notes in order to gain exposure to the commodities markets.

   Commodity-linked derivatives are derivative instruments, the value of which is primarily linked to the price movement of a commodity, commodity index or commodity futures or option contract. A commodity-linked note is a derivative instrument that

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2013 -- (CONTINUED)

   has characteristics of a debt security and of a commodity-linked derivative. It typically provides for interest payments and a principal payment at maturity linked to the price movement of a commodity, commodity index or commodity futures or option contract.

   The Alternative Strategies Fund may also invest in hedge fund-linked derivative instruments, including hedge fund-linked notes linked to a hedge fund index, in order to gain a broad-based exposure to hedge funds. The Alternative Strategies Fund will not invest directly in hedge funds. During the period ended October 31, 2013, the Alternative Strategies Fund did not invest in hedge fund-linked notes.

   Hedge fund linked derivatives are derivative instruments, of which, the value, principal payment and interest payments are primarily linked to the price movement of a hedge fund, hedge fund index or hedge fund futures or option contract.

   The commodity and hedge fund-linked derivative instruments in which the Alternative Strategies Fund and Global Trends Fund may invest have substantial risks, including risk of loss of a significant portion of their principal value. Commodity and hedge fund-linked derivative instruments may be more volatile and less liquid than the underlying instruments and their value will be affected by the performance of the commodity markets or underlying hedge funds, as the case may be, as well as economic and other regulatory or political developments, overall market movements and other factors, including potential defaults by counterparties on their obligations to perform under these instruments. Typically, the return of the commodity-linked and hedge fund-linked notes will be based on some multiple of the performance of an index. The multiple (or leverage) will magnify the positive and negative return the Funds earn from these notes as compared to the index. Commodity and hedge fund-linked derivative instruments are also subject to credit risk and counterparty risk. Credit risk is the risk that the issuer might not pay interest when due or repay principal at maturity of the obligation. Counterparty risk is the risk that the Fund will be exposed to the credit of the counterparties to derivative contracts and its ability to satisfy the terms of the agreements, which exposes the Fund to the risk that the counterparties may default on their obligations to perform under the terms of the agreements.

   The following tables represent the value of derivatives held as of October 31, 2013, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities and the effect of derivatives on the Statement of Operations For the year ended October 31, 2013:

                                                           2020 HIGH WATERMARK FUND
                     -----------------------------------------------------------------------------------------------------
                                     ASSET DERIVATIVES                                LIABILITY DERIVATIVES
                     --------------------------------------------------  --------------------------------------------------
DERIVATIVE
CONTRACTS(1)         STATEMENT OF ASSETS AND LIABILITIES LOCATION  VALUE STATEMENT OF ASSETS AND LIABILITIES LOCATION  VALUE
------------         --------------------------------------------  ----- --------------------------------------------  -----
Equity
 contracts(2)(3).... Variation margin on futures contracts          $--  Variation margin on futures contracts         $480
                                                                    ===                                                ====

                                                                                                 CHANGE IN UNREALIZED
                                                                                                     APPRECIATION
                               LOCATION OF GAIN (LOSS) ON             REALIZED GAIN (LOSS) ON      (DEPRECIATION) ON
DERIVATIVE                     DERIVATIVES RECOGNIZED IN             DERIVATIVES RECOGNIZED IN DERIVATIVES RECOGNIZED IN
CONTRACTS(1)                    STATEMENT OF OPERATIONS               STATEMENT OF OPERATIONS   STATEMENT OF OPERATIONS
------------         ----------------------------------------------- ------------------------- -------------------------
Equity contracts(2). Net realized gain (loss) on futures contracts and written options contracts/Change in
                     unrealized appreciation (depreciation) on
                     futures contract and written options contracts           $14,164                   $4,733
                                                                              =======                   ======

--------
(1)The Portfolio's derivative contracts held during the period ended
   October 31, 2013, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.
(2)The average value outstanding for equity futures was $79,006
(3)The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $3,438 as reported in the Portfolio of Investments.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2013 -- (CONTINUED)


                                                            ALTERNATIVE STRATEGIES FUND
                     ----------------------------------------------------------------------------------------------------
                                      ASSET DERIVATIVES                                    LIABILITY DERIVATIVES
                     -----------------------------------------------------  ---------------------------------------------
DERIVATIVE
CONTRACTS(1)         STATEMENT OF ASSETS AND LIABILITIES LOCATION   VALUE   STATEMENT OF ASSETS AND LIABILITIES LOCATION
------------         --------------------------------------------  -------- --------------------------------------------
Equity contracts
 (2)(3)(4)(6)....... Variation margin on futures contracts         $ 75,806 Variation margin on futures contracts
                     Call and put options written, at value              -- Call and put options written, at value
                     Call and put options purchased, at                     Call and put options purchased, at
                     value                                               -- value
Interest rate
 contracts(2)(3).... Variation margin on futures contracts               -- Variation margin on futures contracts
Commodity
 contracts(2)(3).... Variation margin on futures contracts          128,875 Variation margin on futures contracts
Foreign exchange
 contracts(2)(3).... Variation margin on futures contracts           26,494 Variation margin on futures contracts
                                                                   --------
                                                                   $231,175
                                                                   ========

                     -------

                     --------
DERIVATIVE
CONTRACTS(1)          VALUE
------------         --------
Equity contracts
 (2)(3)(4)(6)....... $ 59,462
                       29,160

                           --
Interest rate
 contracts(2)(3)....   22,974
Commodity
 contracts(2)(3)....  110,634
Foreign exchange
 contracts(2)(3)....    6,275
                     --------
                     $228,505
                     ========

                                                                                                   CHANGE IN UNREALIZED
                                                                                                       APPRECIATION
                                 LOCATION OF GAIN (LOSS) ON             REALIZED GAIN (LOSS) ON      (DEPRECIATION) ON
DERIVATIVE                       DERIVATIVES RECOGNIZED IN             DERIVATIVES RECOGNIZED IN DERIVATIVES RECOGNIZED IN
CONTRACTS(1)                      STATEMENT OF OPERATIONS               STATEMENT OF OPERATIONS   STATEMENT OF OPERATIONS
------------           ----------------------------------------------- ------------------------- -------------------------
Equity                 Net realized gain (loss) on futures contracts
 contracts(2)(4)(5)(7) and written options contracts/Change in unrealized appreciation (depreciation) on
                       futures contract and written options contracts        $ (2,550,288)              $(1,609,614)

                       Net realized gain (loss) on purchased options
                       contracts/Change in unrealized appreciation
                       (depreciation) on purchased options contracts           (3,269,434)                       --
Interest rate          Net realized gain (loss) on futures contracts
 contracts(2)......... and written options contracts/Change in unrealized appreciation (depreciation) on
                       futures contract and written options contracts          (1,754,711)                  556,012
Commodity
 contracts(2)(5)(7)(8) Net realized gain (loss) on futures contracts and written options contracts/Change in
                       unrealized appreciation (depreciation) on
                       futures contract and written options contracts          (3,876,642)               (1,550,641)

                       Net realized gain (loss) on purchased options
                       contracts/Change in unrealized appreciation
                       (depreciation) on purchased options contracts             (659,390)                       --
Foreign exchange
 contracts(2)......... Net realized gain (loss) on futures contracts and written options contracts/Change in
                       unrealized appreciation (depreciation) on
                       futures contract and written options contracts            (405,096)                 (530,354)
                                                                             ------------               -----------
                                                                             $(12,515,561)              $(3,134,597)
                                                                             ============               ===========

--------
(1)The Portfolio's derivative contracts held during the period ended
   October 31, 2013, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.
(2)The average value outstanding for equity futures, interest rate futures, commodity futures contracts, and foreign exchange futures contracts was $29,262,063, $14,508,979, $34,070,967, and $9,884,416, respectively.
(3)The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $(267,357) as reported in the Portfolio of Investments.
(4)The average value outstanding for purchased options on equity contracts is $18,502.
(5)The realized gain(loss) for purchased option contracts is included in Net realized gain(loss) on investments (unaffiliated).
(6)Purchased options contracts are included in Investments as value (unaffiliated).
(7)The Change in unrealized appreciation (depreciation)on purchased options contracts is included in Change in unrealized appreciation (depreciation) on investments (unaffiliated).
(8)The average value outstanding for written options on commodity contracts is $2,430.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2013 -- (CONTINUED)


                                                                 GLOBAL TRENDS FUND
                     ----------------------------------------------------------------------------------------------------
                                      ASSET DERIVATIVES
                     -----------------------------------------------------  ---------------------------------------------
DERIVATIVE
CONTRACTS(1)         STATEMENT OF ASSETS AND LIABILITIES LOCATION   VALUE   STATEMENT OF ASSETS AND LIABILITIES LOCATION
------------         --------------------------------------------  -------- --------------------------------------------
Equity contracts
 (2)(4)............. Variation margin on futures contracts         $ 34,845 Variation margin on futures contracts
Interest rate
 contracts(2)(4).... Variation margin on futures contracts            8,858 Variation margin on futures contracts
Commodity
 contracts(2)(4).... Variation margin on futures contracts               -- Variation margin on futures contracts
Foreign exchange
 contracts(3)....... Unrealized appreciation on forward                     Unrealized depreciation on forward
                     foreign currency contracts                     220,530 foreign currency contracts
                                                                   --------
                                                                   $264,233
                                                                   ========

                     -------

                     --------
DERIVATIVE
CONTRACTS(1)          VALUE
------------         --------
Equity contracts
 (2)(4)............. $186,320
Interest rate
 contracts(2)(4)....   12,344
Commodity
 contracts(2)(4)....  142,760
Foreign exchange
 contracts(3).......
                      331,730
                     --------
                     $673,154
                     ========

                                                                                                 CHANGE IN UNREALIZED
                                                                                                     APPRECIATION
                               LOCATION OF GAIN (LOSS) ON             REALIZED GAIN (LOSS) ON      (DEPRECIATION) ON
DERIVATIVE                     DERIVATIVES RECOGNIZED IN             DERIVATIVES RECOGNIZED IN DERIVATIVES RECOGNIZED IN
CONTRACTS(1)                    STATEMENT OF OPERATIONS               STATEMENT OF OPERATIONS   STATEMENT OF OPERATIONS
------------         ----------------------------------------------- ------------------------- -------------------------
Equity contracts(2). Net realized gain (loss) on futures contracts and written options contracts/Change in
                     unrealized appreciation (depreciation) on
                     futures contract and written options contracts         $17,471,550                $ 323,220
Interest rate        Net realized gain (loss) on futures contracts
 contracts(2)....... and written options contracts/Change in unrealized appreciation (depreciation) on
                     futures contract and written options contracts              34,710                   72,443
Commodity            Net realized gain (loss) on futures contracts
 contracts(2)....... and written options contracts/Change in unrealized appreciation (depreciation) on
                     futures contract and written options contracts          (4,465,529)                 288,420
Foreign exchange
 contracts(3)....... Net realized foreign exchange gain (loss) on other assets and liabilities/Change in
                     unrealized foreign exchange gain (loss) on
                     other assets and liabilities                              (194,376)                (114,090)
                                                                            -----------                ---------
                                                                            $12,846,355                $ 569,993
                                                                            ===========                =========

--------
(1)The Portfolio's derivative contracts held during the period ended
   October 31, 2013, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.
(2)The average value outstanding for equity futures, interest rate futures, and commodity futures contracts was $77,118,447, $21,623,196, and $17,344,281, respectively.
(3)The average notional amount outstanding for forward foreign currency contracts was $91,338,465.
(4)The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $610,373 as reported in the Portfolio of Investments.

   REPURCHASE AGREEMENTS: The Funds, along with other affiliated registered investment companies, pursuant to procedures adopted by the Board and applicable guidance from the Securities and Exchange Commission ("SEC"), may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, the Funds' custodian takes possession of the collateral pledged for investments in such repurchase agreements ("repo" or collectively "repos"). The underlying collateral is valued daily on a mark to market basis, plus accrued interest to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2013 -- (CONTINUED)


   As of October 31, 2013, the following portfolios held an undivided interest in the joint repurchase agreement with Bank of America Securities LLC:

                          PERCENTAGE  PRINCIPAL
PORTFOLIO                 OWNERSHIP    AMOUNT
---------                 ---------- -----------
Global Trends Fund.......   13.27%   $17,775,000
Global Trends Subsidiary.    3.80      5,085,000

   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   Bank of America Securities LLC, dated October 31, 2013, bearing interest at a rate of 0.08% per annum, with a principal amount of $133,975,000, a repurchase price of $133,975,298, and a maturity date of November 1, 2013. The repurchase agreement is collateralized by the following:

                     INTEREST  MATURITY   PRINCIPAL
TYPE OF COLLATERAL     RATE      DATE      AMOUNT       VALUE
------------------   -------- ---------- ----------- -----------
U.S. Treasury Notes.   0.13%  12/31/2013 $82,385,000 $82,426,193
U.S. Treasury Notes.   0.38    2/15/2016 $54,326,000 $54,347,730

   As of October 31, 2013, the following portfolios held an undivided interest in the joint repurchase agreement with Barclays Capital, Inc:

                          PERCENTAGE PRINCIPAL
PORTFOLIO                 OWNERSHIP   AMOUNT
---------                 ---------- ----------
Global Trends Fund.......   13.28%   $9,950,000
Global Trends Subsidiary.    3.80     2,845,000

   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   Barclays Capital, Inc., dated October 31, 2013, bearing interest at a rate of 0.08% per annum, with a principal amount of $74,945,000, a repurchase price of $74,945,167, and a maturity date of November 1, 2013. The repurchase agreement is collateralized by the following:

                     INTEREST MATURITY   PRINCIPAL
TYPE OF COLLATERAL     RATE     DATE      AMOUNT       VALUE
------------------   -------- --------- ----------- -----------
U.S. Treasury Notes.   0.88%  2/28/2017 $76,025,000 $76,471,267

   As of October 31, 2013, the following portfolios held an undivided interest in the joint repurchase agreement with BNP Paribas SA:

                          PERCENTAGE PRINCIPAL
PORTFOLIO                 OWNERSHIP   AMOUNT
---------                 ---------- ----------
Global Trends Fund.......   13.28%   $9,950,000
Global Trends Subsidiary.    3.80     2,845,000

   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   BNP Paribas SA, dated October 31, 2013, bearing interest at a rate of 0.08% per annum, with a principal amount of $74,945,000, a repurchase price of $74,945,167, and a maturity date of November 1, 2013. The repurchase agreement is collateralized by the following:

                     INTEREST MATURITY   PRINCIPAL
TYPE OF COLLATERAL     RATE     DATE      AMOUNT       VALUE
------------------   -------- --------- ----------- -----------
U.S. Treasury Notes.   1.50%  7/31/2016 $74,271,900 $76,520,110

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2013 -- (CONTINUED)


   As of October 31, 2013, the following portfolios held an undivided interest in the joint repurchase agreement with Deutsche Bank AG:

                          PERCENTAGE  PRINCIPAL
PORTFOLIO                 OWNERSHIP    AMOUNT
---------                 ---------- -----------
Global Trends Fund.......   13.27%   $19,900,000
Global Trends Subsidiary.    3.80      5,695,000

   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   Deutsche Bank AG, dated October 31, 2013, bearing interest at a rate of 0.09% per annum, with a principal amount of $149,945,000, a repurchase price of $149,945,375, and a maturity date of November 1, 2013. The repurchase agreement is collateralized by the following:

                     INTEREST MATURITY   PRINCIPAL
TYPE OF COLLATERAL     RATE     DATE      AMOUNT        VALUE
------------------   -------- --------- ------------ ------------
U.S. Treasury Notes.   2.38%  9/30/2014 $149,688,000 $153,052,986

   As of October 31, 2013, the following portfolios held an undivided interest in the joint repurchase agreement with State Street Bank & Trust Co.:

                      PERCENTAGE PRINCIPAL
PORTFOLIO             OWNERSHIP   AMOUNT
---------             ---------- ----------
Income Explorer Fund.    0.87%   $1,347,000

   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   State Street Bank & Trust Co., dated October 31, 2013, bearing interest at a rate of 0.00% per annum, with a principal amount of $155,419,000, a repurchase price of $155,419,000, and a maturity date of November 1, 2013. The repurchase agreement is collateralized by the following:

                     INTEREST MATURITY   PRINCIPAL
TYPE OF COLLATERAL     RATE     DATE      AMOUNT        VALUE
------------------   -------- --------- ------------ ------------
U.S. Treasury Notes.   2.50%  3/31/2015 $153,290,000 $158,532,365

   As of October 31, 2013, the following portfolios held an undivided interest in the joint repurchase agreement with UBS Securities LLC:

                          PERCENTAGE  PRINCIPAL
PORTFOLIO                 OWNERSHIP    AMOUNT
---------                 ---------- -----------
Global Trends Fund.......   13.25%   $19,905,000
Global Trends Subsidiary.    3.80      5,705,000

   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   UBS Securities LLC, dated October 31, 2013, bearing interest at a rate of 0.09% per annum, with a principal amount of $150,210,000, a repurchase price of $150,210,376, and a maturity date of November 1, 2013. The repurchase agreement is collateralized by the following:

                     INTEREST MATURITY   PRINCIPAL
TYPE OF COLLATERAL     RATE     DATE      AMOUNT        VALUE
------------------   -------- --------- ------------ ------------
U.S. Treasury Notes.   0.75%  3/31/2018 $156,106,900 $153,624,800

   SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2013 -- (CONTINUED)


   Interest income is accrued daily from settlement date except when collection is not expected. For financial statement purposes, the Funds amortize all premiums and accrete all discounts on fixed income securities. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed after the ex-dividend date. Distributions received from the Fund's investments in U.S. real estate investment trusts ("REITS") often include a "return of capital" which is recorded by the Fund as a reduction to the cost basis of the securities held.

   Expenses common to all Funds, not directly related to individual Funds are allocated among the Funds based on relative net assets or other appropriate methods. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis. Interest earned on cash balances held at the custodian are shown as custody credits on the Statement of Operations.

   Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital share activity of the respective class).

   Dividends from net investment income and capital gain distributions, if any, are paid annually. The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net assets are not affected by these reclassifications.

   Prior to January 23, 2012, the Predecessor Funds had a distribution policy (the "Distribution Policy") in place under which the Predecessor Funds paid level quarterly dividend distributions, subject to an adjusting dividend distribution in the fourth quarter. Effective January 23, 2012, dividends from net investment income and capital gain distributions, if any, will be paid annually by the Focused Alpha Growth Fund and Focused Alpha Large-Cap Fund.

   Each Fund is considered a separate entity for tax purposes and intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of its taxable income, including any net capital gains on investments, to its shareholders. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that each Fund will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

   Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed each Fund's tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2010 - 2012 or expected to be taken in each Funds' 2013 tax return. The Funds are not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds file U.S. federal and certain state income tax returns. With few exceptions, the Funds are no longer subject to U.S. federal and state tax examinations by tax authorities for tax returns ending before 2010.

   FOREIGN CURRENCY TRANSLATION: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.

   The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the period.

   Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2013 -- (CONTINUED)


   Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities located in the Statement of Operations include realized foreign exchange gains and losses from currency gains or losses between the trade and the settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rates and realized gains and losses on forward foreign currency contracts.

   ORGANIZATION AND OFFERING COSTS: Organizational and offering costs incurred in connection with the commencement of the Income Explorer Fund have been expensed and are shown on the Statement of Operations.

   NEW ACCOUNTING PRONOUNCEMENTS: In December 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-11, "Disclosures about Offsetting Assets and Liabilities", which was subsequently clarified in ASU 2013-01 "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities" which was issued in January 2013. The amended Standard requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The new and revised disclosures are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and ASU 2013-01 and their impact on the financial statements.

Note 5. Investment Advisory and Management Agreements, Distribution and Service Agreements

   The Trust, on behalf of each Fund, has entered into Investment Advisory and Management agreements (the "Agreements") with SunAmerica. Under the Agreements, SunAmerica provides continuous supervision of each Fund's portfolio and administrative affairs, subject to general review by the Board. In connection therewith, SunAmerica furnishes the Funds with office facilities, maintains certain of the Funds' books and records, pays the salaries and expenses of all personnel, including officers of the Funds who are employees of SunAmerica and its affiliates and oversees the performance of services provided to the Funds by third parties. Pursuant to the Agreements, the Funds pay SunAmerica a management fee at an annual rate based on average daily net assets, which is computed daily and payable monthly, as follows:

FUND                          PERCENTAGE
----                          ----------
2020 High Watermark Fund(1)..    0.65%
Alternative Strategies Fund..    1.00%
Global Trends Fund...........    1.10%
Focused Alpha Growth Fund....    1.00%
Focused Alpha Large Cap Fund.    1.00%
Income Explorer Fund.........    1.00%

   -----
   (1) If the 2020 High Watermark Fund's portfolio becomes completely and irreversibly invested in fixed income securities, the management fees for the Fund will be reduced to 0.40%, for the remainder of the investment period.

   The Alternative Strategies Subsidiary has entered into a separate contract with SunAmerica whereby SunAmerica provides investment advisory and other services to the Alternative Strategies Subsidiary. In consideration of these services, the Alternative Strategies Subsidiary pays SunAmerica a management fee at the annual rate of 1.00% of average daily net assets of the Alternative Strategies Subsidiary. SunAmerica has contractually agreed to waive the management fee it receives from the Alternative Strategies Fund in an amount equal to the management fee paid by the Alternative Strategies Subsidiary to SunAmerica (the "Alternative Strategies Subsidiary management fee waiver"). This waiver may not be terminated by SunAmerica, and will remain in effect for as long as SunAmerica's contract with the Alternative Strategies Subsidiary is in place. For the period ended October 31, 2013, the amount of advisory fees waived was $350,604.

   The Global Trends Subsidiary has entered into a separate contract with SunAmerica whereby SunAmerica provides investment advisory and other services to the Global Trends Subsidiary. In consideration of these services, the Global Trends Subsidiary pays SunAmerica a management fee at the annual rate of 1.10% of average daily net assets of the Global Trends Subsidiary. SunAmerica has contractually agreed to waive the management fee it receives from the Global Trends Fund in an amount equal to the management fee paid by the Global Trends Subsidiary to SunAmerica (the "Global Trends Subsidiary management fee waiver"). This waiver may not be terminated by SunAmerica, and will remain in effect for as long as SunAmerica's contract with the Global Trends Subsidiary is in place. For the period ended
   October 31, 2013, the amount of advisory fees waived was $430,256.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2013 -- (CONTINUED)


   Pursuant to the Subadvisory Agreement between SunAmerica, Trajectory and the Trust (the "High Watermark Subadvisory Agreement"), SunAmerica has delegated portfolio management responsibilities to Trajectory. Trajectory's fee will be 43% of the net management fee. The term "net management fee" means the gross management fee less any fund waivers and/or reimbursement made by SunAmerica. SunAmerica has agreed to pay Trajectory a minimum annual fee equal to 0.20% of the 2020 High Watermark Fund's average daily net assets, accrued daily and payable monthly (the "Minimum Fee"). The Minimum Fee will continue in effect for successive annual periods ending October 31, upon mutual agreement of SunAmerica and Trajectory, and subject to approval by the Board, including a majority of Trustees who are not parties to the High Watermark Subadvisory Agreement or interested persons of any such party. Payments to Trajectory for its services are made by SunAmerica, not by the Funds. The continuation of the Minimum Fee was most recently approved at the June 4, 2013 board meeting to continue in effect until October 31, 2014.

   Pursuant to the Subadvisory Agreement between SunAmerica and Pelagos Capital Management, LLC ("Pelagos") (the "Alternative Strategies Subadvisory Agreement"), SunAmerica has delegated portfolio management responsibilities of Alternative Strategies Fund to Pelagos and pays Pelagos a subadvisory fee at an annual rate of 0.40% of the average daily net assets of the Fund. Pursuant to a Subadvisory Agreement between SunAmerica and Pelagos with respect to the Alternative Strategies Subsidiary, SunAmerica has delegated portfolio management responsibilities of the Alternative Strategies Subsidiary to Pelagos and pays Pelagos a subadvisory fee at an annual rate of 0.40% of average daily net assets of the Alternative Strategies Subsidiary. Payments to Pelagos for its services are made by SunAmerica, not by the Fund. Pelagos has contractually agreed to waive the subadvisory fee it receives with respect to the Alternative Strategies Fund in an amount equal to the subadvisory fee paid by SunAmerica to Pelagos with respect to the Alternative Strategies Subsidiary. This waiver may not be terminated by Pelagos and will remain in effect for as long as Pelagos' contract with the Alternative Strategies Subsidiary is in place.

   Pursuant to the Subadvisory Agreement between SunAmerica and Wellington Management Company, LLP ("Wellington") (the "Global Trends Subadvisory Agreement"), SunAmerica has delegated portfolio management responsibilities of Global Trends Fund to Wellington and pays Wellington a subadvisory fee at an annual rate of 0.45% of the average daily net assets of the Fund on the first $1 billion and 0.40% thereafter. Pursuant to a Subadvisory Agreement between SunAmerica and Wellington with respect to the Global Trends Subsidiary, SunAmerica has delegated portfolio management responsibilities of the Global Trends Subsidiary to Wellington and pays Wellington a subadvisory fee at an annual rate of 0.45% of average daily net assets of the Global Trends Subsidiary on the first $1 billion and 0.40% thereafter. Payments to Wellington for its services are made by SunAmerica, not by the Fund. Wellington has contractually agreed to waive the subadvisory fee it receives with respect to the Global Trends Fund in an amount equal to the subadvisory fee paid by SunAmerica to Wellington with respect to the Global Trends Subsidiary. This waiver may not be terminated by Wellington and will remain in effect for as long as Wellington's contract with the Global Trends Subsidiary is in place.

   Pursuant to the Subadvisory Agreement between SunAmerica and Marisco Capital Management, LLC ("Marisco"), and the Subadvisory Agreement between SunAmerica and BAMCO, Inc. ("BAMCO"), SunAmerica has delegated portfolio management responsibilities of the Focused Alpha Growth Fund to Marisco and BAMCO. SunAmerica pays Marisco and BAMCO a fee equal to a percentage of the average daily total assets of the Fund allocated to each Subadviser. For the period ended October 31, 2013, SunAmerica paid Marisco and BAMCO at an aggregate annual rate of 0.47% of the Fund's average daily total net assets. Marsico is responsible for managing the large-cap portion of the Fund and BAMCO is responsible for managing the small- and mid-cap portion of the Fund. Each subadviser is paid by SunAmerica and not the Fund.

   Pursuant to the Subadvisory Agreement between SunAmerica and Marisco and the Subadvisory Agreement between SunAmerica and Blackrock Investment Management, LLC ("Blackrock"), SunAmerica has delegated portfolio management responsibilities of the Focused Alpha Large-Cap Fund to Marisco and Blackrock. SunAmerica pays Marisco and Blackrock a fee equal to a percentage of the average daily total assets of the Fund allocated to each Subadviser. For the period ended October 31, 2013, SunAmerica paid Marisco and Blackrock at an aggregate annual rate of 0.40% of the Fund's average daily total net assets. Marsico is responsible for managing the large-cap growth portion of the Fund and Blackrock is responsible for managing the large-cap value portion of the Fund. Each Subadviser is paid by SunAmerica and not the Fund.

   Pursuant to the Subadvisory Agreement between SunAmerica and Cohen & Steers Capital Management, Inc. ("Cohen & Steers"), SunAmerica has delegated a portion of portfolio management responsibilities of the Income Explorer Fund to Cohen &

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2013 -- (CONTINUED)

   Steers. For its services under the Subadvisory Agreement, Cohen & Steers will receive a subadvisory fee at an annual rate of 0.40% of the average daily net assets on the first $200 million, 0.35% on the next $200 million and 0.30% thereafter of the portion of the Fund that it manages.

   Prior to January 23, 2012, SunAmerica served as administrator to the Predecessor Funds pursuant to an Administrative Service Agreement between SunAmerica and each predecessor Fund. Under the Administrative Services Agreements, SunAmerica was responsible for performing or supervising performance by others of administrative services in connection with the operations of the Predecessor Funds, subject to the supervision of each Predecessor Fund's Board. SunAmerica provided the Predecessor Funds with administrative services, regulatory reporting, all necessary office space, equipment, personnel and facilities for handling the affairs of the Predecessor Funds. SunAmerica's administrative services include recordkeeping, supervising the activities of the Predecessor Funds custodian and transfer agent, providing assistance in connection with the directors' and shareholders' meetings and other administrative services necessary to conduct the Predecessor Funds affairs. For its services as administrator, SunAmerica was paid a monthly fee at the annual rate of 0.04% of each Predecessor Funds average daily total assets.

   SunAmerica has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to cap the Funds' annual Fund operating expense at the following percentages of each Class's average daily net assets. For the purposes of waived fee and/or reimbursed expense calculations, annual Fund operating expenses shall not include extraordinary expenses, as determined under generally accepted accounting principals, or acquired Fund fees and expenses. The contractual expense fee waivers and expense reimbursements will continue in effect indefinitely, unless terminated by the Trustees, including a majority of the Disinterested Trustees. Any contractual waivers and/or reimbursements made by SunAmerica with respect to a Fund, with the exception of the Subsidiary management fee waivers, are subject to recoupment from the Funds within two years after the occurrence of any such waivers and/or reimbursements, provided that the Funds are able to effect such payment to SunAmerica and remain in compliance with the expense limitations in effect at the time the waivers and/or reimbursements were made:

FUND                                  PERCENTAGE
----                                  ----------
2020 High Watermark Class A..........    1.65%
2020 High Watermark Class C..........    2.30
2020 High Watermark Class I..........    1.18
Alternative Strategies Class A.......    1.72
Alternative Strategies Class C.......    2.37
Alternative Strategies Class W.......    1.52
Global Trends Class A................    1.85
Global Trends Class C................    2.50
Global Trends Class W................    1.65
Focused Alpha Growth Fund Class A....    1.72
Focused Alpha Growth Fund Class C....    2.37
Focused Alpha Growth Fund Class W ...    1.52
Focused Alpha Large-Cap Fund Class A.    1.72
Focused Alpha Large-Cap Fund Class C.    2.37
Focused Alpha Large-Cap Fund Class W.    1.52
Income Explorer Fund Class A (1).....    1.72
Income Explorer Fund Class C (1).....    2.37
Income Explorer Fund Class W (1).....    1.52

--------
(1)For the period July 2, 2013 (commencement of operations) to October 31, 2013.

   SunAmerica may also voluntarily waive fees and/or reimburse expenses, including to increase the investment return to the Fund's investors or, with respect to the 2020 High Watermark Fund, to prevent an Early Closure Condition from occurring, however, it is under no obligation to do so and may discontinue such voluntary waivers at any time. The exact amount of such waivers and/or reimbursements may change on a day-to-day basis. For the period ended October 31, 2013, SunAmerica voluntarily waived and/or reimbursed expenses in the amount of $172,091 for 2020 High Watermark Fund.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2013 -- (CONTINUED)


   For the period ended October 31, 2013, pursuant to the contractual expense limitations referred above, SunAmerica has waived or reimbursed expenses as follows:

                              OTHER EXPENSES
FUND                            REIMBURSED
----                          --------------
2020 High Watermark Fund.....    $ 33,664
Alternative Strategies Fund..      13,652
Global Trends Fund...........          --
Focused Alpha Growth Fund....          --
Focused Alpha Large Cap Fund.          --
Income Explorer Fund (1).....     195,833

                                 CLASS SPECIFIC
                                    EXPENSES
FUND                               REIMBURSED
----                             --------------
2020 High Watermark Class A.....    $ 52,937
2020 High Watermark Class C.....      25,575
2020 High Watermark Class I.....      81,445
Alternative Strategies Class A..     184,704
Alternative Strategies Class C..      74,636
Alternative Strategies Class W..      71,420
Global Trends Class A...........      41,366
Global Trends Class C...........       4,647
Global Trends Class W...........       5,440
Focused Alpha Growth Class A....      13,116
Focused Alpha Growth Class C....      22,850
Focused Alpha Growth Class W....       5,169
Focused Alpha Large Cap Class A.      68,080
Focused Alpha Large Cap Class C.      14,617
Focused Alpha Large Cap Class W.      12,084
Income Explorer Class A (1).....      31,444
Income Explorer Class C (1).....      17,195
Income Explorer Class W (1).....      16,675

   For the period ended October 31, 2013, the amounts recouped by SunAmerica are as follows:

                              OTHER EXPENSES
FUND                             RECOUPED
----                          --------------
2020 High Watermark Fund.....     $   --
Alternative Strategies.......         --
Global Trends................      4,268
Focused Alpha Growth Fund....         --
Focused Alpha Large Cap Fund.         --
Income Explorer Fund (1).....         --

--------
(1)For the period July 2, 2013 (commencement of operations) to October 31, 2013.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2013 -- (CONTINUED)


                                 CLASS SPECIFIC
                                    EXPENSES
FUND                                RECOUPED
----                             --------------
2020 High Watermark Class A.....    $    --
2020 High Watermark Class C.....         --
2020 High Watermark Class I.....         --
Alternative Strategies Class A..         --
Alternative Strategies Class C..         --
Alternative Strategies Class W..         --
Global Trends Class A...........         --
Global Trends Class C...........      4,371
Global Trends Class W...........         --
Focused Alpha Growth Class A....     58,428
Focused Alpha Growth Class C....      7,682
Focused Alpha Growth Class W....      3,340
Focused Alpha Large Cap Class A.     56,614
Focused Alpha Large Cap Class C.      4,272
Focused Alpha Large Cap Class W.         --
Income Explorer Class A (1).....         --
Income Explorer Class C (1).....         --
Income Explorer Class W (1).....         --

   At October 31, 2013, expenses previously waived and/or reimbursed by SunAmerica during the two years that remain subject to recoupment and expire during the time periods indicated are as follows:

                              OTHER EXPENSES REIMBURSED
                          ---------------------------------
                          OCTOBER 31, 2014 OCTOBER 31, 2015
                          ---------------- ----------------
2020 High Watermark......     $14,345          $ 33,664
Alternative Strategies...          --            13,652
Global Trends............          --                --
Focused Alpha Growth.....          --                --
Focused Alpha Large Cap..          --                --
Income Explorer Fund (1).          --           195,833

                                 CLASS SPECIFIC EXPENSES REIMBURSED
                                 ---------------------------------
                                 OCTOBER 31, 2014  OCTOBER 31, 2015
                                 ----------------  ----------------
2020 High Watermark Class A.....     $ 56,565          $ 52,937
2020 High Watermark Class C.....       32,350            25,575
2020 High Watermark Class I.....      100,066            81,445
Alternative Strategies Class A..           --           184,704
Alternative Strategies Class C..       17,515            57,239
Alternative Strategies Class W..       19,615            51,346
Global Trends Class A...........        3,121            35,376
Global Trends Class C...........        4,463                --
Global Trends Class W...........        5,162                --
Focused Alpha Growth Class A....           --                --
Focused Alpha Growth Class C....        9,763            22,850
Focused Alpha Growth Class W....       17,843             5,169
Focused Alpha Large Cap Class A.           45            68,080
Focused Alpha Large Cap Class C.       14,818            14,617
Focused Alpha Large Cap Class W.       21,289            12,084
Income Explorer Class A (1).....           --            31,444
Income Explorer Class C (1).....           --            17,195
Income Explorer Class W (1).....           --            16,675

--------
(1)For the period July 2, 2013 (commencement of operations) to October 31, 2013.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2013 -- (CONTINUED)


   The Trust, on behalf of each Fund, has a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), an affiliate of the Adviser. Each Fund has adopted a Distribution Plan on behalf of its Class A shares and Class C shares (each a "Plan" and collectively, the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act, hereinafter referred to as the "Class A Plan" and the "Class C Plan." In adopting the Plans, the Trustees determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

   Under the Class A Plan and Class C Plan, the Distributor receives payments from a Fund at an annual rate of 0.10% and 0.75%, respectively, of average daily net assets of such Fund's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be compensated for include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under each Plan may exceed the Distributor's distribution costs as described above. The Plans further provide that the Class A and Class C shares of each Fund shall pay the Distributor an account maintenance fee up to an annual rate of 0.25% of the average daily net assets of such class of shares for payments to broker-dealers for providing account maintenance activities. Accordingly, for the period ended October 31, 2013, SACS received fees (see Statement of Operations) based upon the aforementioned rates.

   The Trust, on behalf of the 2020 High Watermark Fund, has entered into an Administrative and Shareholder Services Agreement with SACS, pursuant to which SACS is paid an annual fee of 0.25% of average daily net assets of Class I shares as compensation for providing administrative and shareholder services to Class I shareholders. For the period ended October 31, 2013, SACS earned fees (see Statement of Operations) based upon the aforementioned rates.

   The Trust, on behalf of the Alternative Strategies, Global Trends, Focused Alpha Growth, and Focused Alpha Large-Cap Funds, has entered into an Administrative and Shareholder Services Agreement with SACS, pursuant to which SACS is paid an annual fee of 0.15% of average daily net assets of Class W shares as compensation for providing administrative and shareholder services to Class W shareholders. For the period ended October 31, 2013, SACS earned fees (see Statement of Operations) based upon the aforementioned rates.

   SACS receives sales charges on each Fund's Class A shares, portions of which are reallocated to affiliated broker-dealers and nonaffiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Fund's Class A and Class C shares. SACS has advised the Funds that for the period ended October 31, 2013, the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

                                                CLASS A                    CLASS A       CLASS C
                                 -------------------------------------- ------------- -------------
                                                                         CONTINGENT    CONTINGENT
                                  SALES     AFFILIATED   NON-AFFILIATED   DEFERRED      DEFERRED
                                 CHARGES  BROKER-DEALERS BROKER-DEALERS SALES CHARGES SALES CHARGES
-                                -------- -------------- -------------- ------------- -------------
2020 High Watermark Fund........ $     --    $     --       $     --       $    --       $  (576)
Alternative Strategies Fund.....   31,031      13,058         13,185         4,875        16,048
Global Tends Fund...............   80,077      28,023         40,314        20,912        26,826
Focused Alpha Growth Fund.......  588,363     176,215        323,183           750         4,644
Focused Alpha Large-Cap Fund....  216,243     100,170         84,659         1,357         2,315
SunAmerica Income Explorer Fund.       --          --             --            --            --

   The Trust has entered into a Service Agreement with SunAmerica Fund
   Services, Inc. ("SAFS"), an affiliate of the Adviser. Under the Service Agreement SAFS performs certain shareholder account functions by assisting the Funds' transfer agent, State Street Bank and Trust Company in connection with the services that it offers to the shareholders of the Funds. Pursuant to the Service Agreement the Funds pay a fee to SAFS for services rendered based upon an annual rate of 0.22% of daily net assets. For the period ended October 31, 2013, the Funds incurred the following expenses which are included in transfer agent fees payable in the Statement of Asset and Liabilities and in transfer agent fees and expenses in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2013 -- (CONTINUED)


                                             PAYABLE AT
                                 EXPENSES OCTOBER 31, 2013
                                 -------- ----------------
2020 High Watermark Class A..... $ 64,988     $ 5,109
2020 High Watermark Class C.....   23,824       1,551
2020 High Watermark Class I.....   31,611       2,331
Alternative Strategies Class A..  226,110      12,072
Alternative Strategies Class C..   56,683       2,792
Alternative Strategies Class W..   48,665       1,780
Global Trends Class A...........  240,607      12,511
Global Trends Class C...........   82,235       4,487
Global Trends Class W...........   60,963       2,074
Focused Alpha Growth Class A....  664,680      75,505
Focused Alpha Growth Class C....   97,824      12,597
Focused Alpha Growth Class W....   29,970       5,044
Focused Alpha Large-Cap Class A.  560,940      57,127
Focused Alpha Large-Cap Class C.   79,533       8,937
Focused Alpha Large-Cap Class W.    2,345         578
Income Explorer Class A.........   12,777       3,322
Income Explorer Class C.........       94          34
Income Explorer Class W.........       75          19

   At October 31, 2013, The following affiliates owned a percentage of the outstanding shares of the following Portfolios:

FUND                                    HOLDER                     PERCENTAGE
----                 --------------------------------------------- ----------
Alternative
 Strategies......... SunAmerica Focused Multi-Asset Strategy Fund     40.3%
Global Trends....... SunAmerica Focused Multi-Asset Strategy Fund     17.5%
                     SunAmerica Focused Balanced Strategy Fund         6.4%
Focused Alpha
 Large-Cap.......... SunAmerica Focused Multi-Asset Strategy Fund      5.5%
Income Explorer..... SunAmerica Focused Multi-Asset Strategy Fund     81.2%
                     SunAmerica Focused Balanced Strategy Fund        16.9%

   At October 31, 2013, The Variable Annuity Life Insurance Company, an affiliate of SunAmerica, owned 25.6% of the outstanding shares of the 2020 High Watermark Fund.

   As a result of a trading error in the Global Trends Fund on November 16, 2012, Wellington made a payment to the Fund in the amount of $1,013,157 in order to reimburse the Fund for the loss caused by the trading error.

Note 6. Purchases and Sales of Investment Securities

   The cost of purchases and the proceeds from sales and maturities of long-term investments during the period ended October 31, 2013 were as follows:

                            PURCHASES         SALES
                          OF PORTFOLIO    OF PORTFOLIO
                           SECURITIES      SECURITIES    PURCHASES      SALES
                         (EXCLUDING U.S. (EXCLUDING U.S.  OF U.S.      OF U.S.
                           GOVERNMENT      GOVERNMENT    GOVERNMENT   GOVERNMENT
FUND                       SECURITIES)     SECURITIES)   SECURITIES   SECURITIES
----                     --------------- --------------- ----------- ------------
2020 High Watermark.....  $         --    $         --   $        -- $ 13,151,428
Alternative Strategies..    35,075,686      49,181,128    30,012,473  131,874,975
Global Trends...........            --              --            --           --
Focused Alpha Growth....   402,908,831     375,446,871            --           --
Focused Alpha Large Cap.   380,307,833     451,657,752            --           --
Income Explorer.........    22,972,012       2,433,347            --           --

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2013 -- (CONTINUED)


Note 7. Federal Income Taxes

   At October 31, 2013 the amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal tax purposes, including short-term securities and repurchase agreements, were as follows:

                                                    2020       ALTERNATIVE
                                               HIGH WATERMARK  STRATEGIES    GLOBAL TRENDS
                                                    FUND          FUND#          FUND#
-                                              -------------- ------------- ---------------
Cost..........................................  $ 41,203,638  $ 97,822,145   $113,773,198
                                                ============  ============   ============
Appreciation..................................     6,683,715       535,739             --
Depreciation..................................       (65,900)   (9,587,168)   (13,790,096)
                                                ------------  ------------   ------------
Unrealized appreciation (depreciation) -- net.  $  6,617,815  $ (9,051,429)  $(13,790,096)
                                                ============  ============   ============

                                               FOCUSED ALPHA  FOCUSED ALPHA
                                                   GROWTH       LARGE-CAP   INCOME EXPLORER
                                                    FUND          FUND           FUND
-                                              -------------- ------------- ---------------
Cost..........................................  $409,815,734  $578,883,561   $ 25,034,606
                                                ============  ============   ============
Appreciation..................................   114,080,819    73,972,703        845,234
Depreciation..................................    (2,971,170)   (2,518,734)      (298,259)
                                                ------------  ------------   ------------
Unrealized appreciation (depreciation) -- net.  $111,109,649  $ 71,453,969   $    546,975
                                                ============  ============   ============

   The following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily due to taxable income from wholly owned foreign subsidiary, amortization of organizational costs, late year ordinary loss deferral, retirement pension expense, wash sales and derivative transactions.

                                  DISTRIBUTABLE EARNINGS              TAX DISTRIBUTIONS
                         ----------------------------------------  ------------------------
                                        FOR THE YEAR ENDED OCTOBER 31, 2013
                         ------------------------------------------------------------------
                                       LONG-TERM      UNREALIZED
                          ORDINARY   GAINS/ CAPITAL  APPRECIATION   ORDINARY    LONG-TERM
FUND                       INCOME    LOSS CARRYOVER (DEPRECIATION)   INCOME   CAPITAL GAINS
----                     ----------- -------------- -------------- ---------- -------------
2020 High Watermark..... $   914,721  $(17,984,685)  $  6,617,815  $1,279,700  $        --
Alternative Strategies#.          --   (81,206,338)    (9,693,949)         --           --
Global Trends#..........   5,649,589     3,481,687    (13,742,408)         --           --
Focused Alpha Growth....  16,878,538     5,493,832    111,109,496          --   34,000,761
Focused Alpha Large-Cap.  16,852,120    16,392,918     71,453,969   3,281,834    8,086,339
Income Explorer(1)......      81,091        (5,588)       556,518     235,019           --

--------
(1)For the period July 2, 2013 (commencement of operations) to October 31, 2013.

                            TAX DISTRIBUTIONS
                            FOR THE YEAR ENDED
                             OCTOBER 31, 2012
                         ------------------------
                          ORDINARY    LONG-TERM
FUND                       INCOME   CAPITAL GAINS
----                     ---------- -------------
2020 High Watermark..... $1,359,916  $        --
Alternative Strategies#.  6,718,943   15,748,405
Global Trends#..........  4,858,659      677,977
Focused Alpha Growth....         --           --
Focused Alpha Large-Cap.         --           --

--------
#  Consolidated; See Note 2.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2013 -- (CONTINUED)


   Under the current tax law, late year ordinary losses may be deferred and treated as occurring on the first day of the following year. For the fiscal year ended October 31, 2013, the Funds elected to defer late year ordinary losses as follows:

                         DEFERRED LATE YEAR
FUND                       ORDINARY LOSS
----                     ------------------
2020 High Watermark.....      $     --
Alternative Strategies..       884,314
Global Trends...........            --
Focused Alpha Growth....            --
Focused Alpha Large-Cap.            --
Income Explorer.........            --

   For the period ended October 31, 2013, the reclassifications arising from book/tax differences resulted in increases (decreases) that were due to deconsolidation adjustments of the wholly owned foreign subsidiaries, derivative transactions, net investment losses, treatment of foreign currency, capital loss carryforwards acquired as a result of mergers, Fair Fund settlements, nondeductible expenses, and disposition of passive foreign investment companies securities to the components of net assets as follows:

                          ACCUMULATED      ACCUMULATED
                         UNDISTRIBUTED  UNDISTRIBUTED NET
                         NET INVESTMENT   REALIZED GAIN
FUND                     INCOME (LOSS)       (LOSS)       CAPITAL PAID-IN
----                     -------------- ----------------- ---------------
2020 High Watermark.....   $       --     $         --      $        --
Alternative Strategies#.    3,451,759        5,798,810       (9,250,569)
Global Trends#..........    7,880,972       (3,012,286)      (4,868,686)
Focused Alpha Growth....    3,460,205      (84,325,477)      80,865,272
Focused Alpha Large-Cap.    1,364,289      (76,077,394)      74,713,105
Income Explorer.........       10,376            5,454          (15,830)

   As of October 31, 2013, for Federal income tax purposes, the Funds indicated below have capital loss carryforwards, which expire in the year indicated, which are available to offset future capital gains, if any:

                                     CAPITAL LOSS CARRYFORWARD+                  UNLIMITED+
                          ------------------------------------------------ -----------------------
FUND                         2014         2015         2016        2017        ST          LT
----                      ----------- ------------ ------------ ---------- ----------- -----------
2020 High Watermark...... $        -- $         -- $ 16,670,260 $1,314,425 $        -- $        --
Alternative Strategies#..          --           --           --         --  48,664,430  32,541,908
Global Trends#...........          --           --           --         --          --          --
Focused Alpha Growth*....   1,672,470   95,462,623   24,550,515         --     267,039     150,313
Focused Alpha Large-Cap*.  14,248,265  125,167,120  101,250,673         --          --          --
Income Explorer..........          --           --           --         --       5,588          --

--------
+ On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are effective for taxable years beginning after the date of enactment. Under the Act, the funds will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment without expiration. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.
* Certain capital loss carryforward amounts may be subject to limitations on their use pursuant to applicable U.S. Federal Income Tax Law. Therefore, it is possible that not all of the capital losses will be available for use. As of October 31, 2013, based on current tax law, the Focused Alpha Growth, and Focused Alpha Large-Cap have $109,747,929 and $192,524,570, respectively, of capital losses that will not be available for use.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2013 -- (CONTINUED)


   The Funds indicated below utilized capital loss carryforwards, which offset net taxable gains realized in the current period ended October 31, 2013.

                             CAPITAL LOSS
                         CARRYFORWARD UTILIZED
-                        ---------------------
2020 High Watermark.....      $ 2,656,636
Alternative Strategies#.               --
Global Trends#..........        1,212,390
Focused Alpha Growth....       18,959,231
Focused Alpha Large-Cap.       10,911,902
Income Explorer.........               --

--------
#  Consolidated; See Note 2.

Note 8. Capital Share Transactions

   Transactions in capital shares of each class of each fund were as follows:

                                                         2020 HIGH WATERMARK FUND
                        ------------------------------------------------------------------------------------------
                               CLASS A                CLASS A                CLASS C                CLASS C
                        ---------------------  ---------------------  ---------------------  ---------------------
                               FOR THE                FOR THE                FOR THE                FOR THE
                              YEAR ENDED             YEAR ENDED             YEAR ENDED             YEAR ENDED
                           OCTOBER 31, 2013       OCTOBER 31, 2012       OCTOBER 31, 2013       OCTOBER 31, 2012
                        ---------------------  ---------------------  ---------------------  ---------------------
                         SHARES      AMOUNT     SHARES      AMOUNT     SHARES      AMOUNT     SHARES      AMOUNT
                        --------  -----------  --------  -----------  --------  -----------  --------  -----------
Shares
 sold(1)(2)............  244,520  $ 2,306,692   371,972  $ 3,626,966     1,196  $    11,482   206,383  $ 1,992,447

 Reinvested
 shares................   67,858      658,897    70,581      674,052    17,054      165,426    20,814      198,152
Shares
 redeemed(1)(2)........ (739,466)  (7,079,246) (810,596)  (7,893,088) (568,052)  (5,404,124) (479,317)  (4,660,865)
                        --------  -----------  --------  -----------  --------  -----------  --------  -----------
Net
 increase
 (decrease)............ (427,088) $(4,113,657) (368,043) $(3,592,070) (549,802) $(5,227,216) (252,120) $(2,470,266)
                        ========  ===========  ========  ===========  ========  ===========  ========  ===========

                                  2020 HIGH WATERMARK FUND
                        --------------------------------------------
                               CLASS I                CLASS I
                        ---------------------  ---------------------
                               FOR THE                FOR THE
                              YEAR ENDED             YEAR ENDED
                           OCTOBER 31, 2013       OCTOBER 31, 2012
                        ---------------------  ---------------------
                         SHARES      AMOUNT     SHARES      AMOUNT
                        --------  -----------  --------  -----------
Shares
 sold(1)(2)............       --  $        --   420,731  $ 4,058,966

 Reinvested
 shares................   42,420      412,742    45,907      438,868
Shares
 redeemed(1)(2)........ (372,363)  (3,569,526) (623,301)  (6,067,703)
                        --------  -----------  --------  -----------
Net increase (decrease) (329,943) $(3,156,784) (156,663) $(1,569,869)
                        ========  ===========  ========  ===========

--------
(1)For the period ended October 31, 2013, includes automatic conversion of 145,327 shares of Class C shares in the amount of $1,381,224 to 144,709 shares of Class A shares in the amount of $1,381,224.
(2)For the year ended October 31, 2012, includes automatic conversion of 75,355 shares of Class C shares in the amount of $737,822 to 74,807 shares of Class A shares in the amount of $737,822.

                                                                ALTERNATIVE STRATEGIES FUND#
                         ---------------------------------------------------------------------------------
                                   CLASS A                     CLASS A                    CLASS C
                         --------------------------  --------------------------  ------------------------
                                   FOR THE                     FOR THE                    FOR THE
                                 YEAR ENDED                  YEAR ENDED                 YEAR ENDED
                              OCTOBER 31, 2013            OCTOBER 31, 2012           OCTOBER 31, 2013
                         --------------------------  --------------------------  ------------------------
                            SHARES        AMOUNT        SHARES        AMOUNT       SHARES       AMOUNT
                         -----------  -------------  -----------  -------------  ----------  ------------
Shares sold.............   2,548,594  $  21,077,267    9,722,656  $  96,304,283     160,060  $  1,317,219
Reinvested shares.......          --             --    1,501,938     15,635,183          --            --
Shares redeemed......... (15,065,610)  (125,689,392) (25,733,928)  (240,147,745) (3,481,257)  (28,604,414)
                         -----------  -------------  -----------  -------------  ----------  ------------
Net increase (decrease). (12,517,016) $(104,612,125) (14,509,334) $(128,208,279) (3,321,197) $(27,287,195)
                         ===========  =============  ===========  =============  ==========  ============

                         -------------------------
                                  CLASS C
                         ------------------------
                                  FOR THE
                                YEAR ENDED
                             OCTOBER 31, 2012
                         ------------------------
                           SHARES       AMOUNT
                         ----------  ------------
Shares sold.............  2,009,199  $ 20,117,520
Reinvested shares.......    174,163     1,806,069
Shares redeemed......... (3,209,171)  (29,553,705)
                         ----------  ------------
Net increase (decrease). (1,025,809) $ (7,630,116)
                         ==========  ============

--------
#  Consolidated; See Note 2.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2013 -- (CONTINUED)

                                    ALTERNATIVE STRATEGIES FUND#
                         --------------------------------------------------
                                  CLASS W                   CLASS W
                         ------------------------  ------------------------
                                  FOR THE                   FOR THE
                                YEAR ENDED                YEAR ENDED
                             OCTOBER 31, 2013          OCTOBER 31, 2012
                         ------------------------  ------------------------
                           SHARES       AMOUNT       SHARES       AMOUNT
                         ----------  ------------  ----------  ------------
Shares sold.............    658,944  $  5,465,750   7,332,266  $ 71,897,163
Reinvested shares.......         --            --      43,366       451,435
Shares redeemed......... (5,012,702)  (41,864,508) (6,414,781)  (59,030,770)
                         ----------  ------------  ----------  ------------
Net increase (decrease). (4,353,758) $(36,398,758)    960,851  $ 13,317,828
                         ==========  ============  ==========  ============

                                                                    GLOBAL TRENDS FUND#
                         --------------------------------------------------------------------------------
                                  CLASS A                     CLASS A                    CLASS C
                         -------------------------  --------------------------  ------------------------
                                  FOR THE                     FOR THE                    FOR THE
                                 YEAR ENDED                 YEAR ENDED                 YEAR ENDED
                              OCTOBER 31, 2013           OCTOBER 31, 2012           OCTOBER 31, 2013
                         -------------------------  --------------------------  ------------------------
                           SHARES        AMOUNT        SHARES        AMOUNT       SHARES       AMOUNT
                         ----------  -------------  -----------  -------------  ----------  ------------
Shares sold.............    927,516  $  13,860,930    9,364,905  $ 141,507,538     160,335  $  2,371,848
Reinvested shares.......         --             --      264,740      3,862,555          --            --
Shares redeemed......... (9,600,969)  (142,618,005) (10,096,148)  (149,985,410) (2,561,824)  (37,818,642)
                         ----------  -------------  -----------  -------------  ----------  ------------
Net increase (decrease). (8,673,453) $(128,757,075)    (466,503) $  (4,615,317) (2,401,489) $(35,446,794)
                         ==========  =============  ===========  =============  ==========  ============

                         -------------------------
                                  CLASS C
                         ------------------------
                                  FOR THE
                                YEAR ENDED
                             OCTOBER 31, 2012
                         ------------------------
                           SHARES       AMOUNT
                         ----------  ------------
Shares sold.............  3,659,787  $ 55,174,824
Reinvested shares.......     20,014       292,013
Shares redeemed......... (1,086,190)  (15,915,131)
                         ----------  ------------
Net increase (decrease).  2,593,611  $ 39,551,706
                         ==========  ============

                                         GLOBAL TRENDS FUND#
                         --------------------------------------------------
                                  CLASS W                   CLASS W
                         ------------------------  ------------------------
                                  FOR THE                   FOR THE
                                YEAR ENDED                YEAR ENDED
                             OCTOBER 31, 2013          OCTOBER 31, 2012
                         ------------------------  ------------------------
                           SHARES       AMOUNT       SHARES       AMOUNT
                         ----------  ------------  ----------  ------------
Shares sold.............    263,214  $  3,918,356   3,949,703  $ 59,630,303
Reinvested shares.......         --            --      21,491       313,552
Shares redeemed......... (3,763,887)  (55,820,770) (2,022,650)  (29,951,060)
                         ----------  ------------  ----------  ------------
Net increase (decrease). (3,500,673) $(51,902,414)  1,948,544  $ 29,992,795
                         ==========  ============  ==========  ============

                                                           FOCUSED ALPHA GROWTH FUND+
                     -------------------------------------------------------------------------------------------------------
                              CLASS A                     CLASS A                   CLASS C                 CLASS C
                     -------------------------  --------------------------  ----------------------  ------------------------
                                                      FOR THE PERIOD
                              FOR THE                 JANUARY 1, 2012               FOR THE             FOR THE PERIOD
                             YEAR ENDED                   THROUGH                 YEAR ENDED        JANUARY 24, 2012* THROUGH
                          OCTOBER 31, 2013           OCTOBER 31, 2012          OCTOBER 31, 2013        OCTOBER 31, 2012
                     -------------------------  --------------------------  ----------------------  ------------------------
                       SHARES        AMOUNT        SHARES        AMOUNT       SHARES      AMOUNT      SHARES       AMOUNT
                     ----------  -------------  -----------  -------------  ---------  -----------  ---------   -----------
Shares sold.........  4,418,092  $  96,680,107    2,888,023  $  61,291,551  1,005,375  $22,051,216    135,053   $ 2,916,143
Shares issued
 in merger@.........  5,574,811    127,408,906    6,407,998    138,301,936    614,131   13,899,595  1,505,731    32,388,973
Reinvested shares...  1,376,617     25,921,701           --             --    173,060    3,239,688         --            --
Shares redeemed(1).. (6,096,556)  (134,216,314) (11,948,372)  (247,948,326)  (392,238)  (8,412,791)   (96,542)   (2,105,473)
                     ----------  -------------  -----------  -------------  ---------  -----------  ---------   -----------
Net increase
 (decrease).........  5,272,964  $ 115,794,400   (2,652,351) $ (48,354,839) 1,400,328  $30,777,708  1,544,242   $33,199,643
                     ==========  =============  ===========  =============  =========  ===========  =========   ===========

--------
#  Consolidated; See Note 2.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2013 -- (CONTINUED)

                              FOCUSED ALPHA GROWTH FUND+
                     -------------------------------------------
                             CLASS W               CLASS W
                     ----------------------  -------------------
                                                FOR THE PERIOD
                             FOR THE          JANUARY 24, 2012*
                           YEAR ENDED              THROUGH
                        OCTOBER 31, 2013       OCTOBER 31, 2012
                     ----------------------  -------------------
                       SHARES      AMOUNT     SHARES    AMOUNT
                     ---------  -----------  -------  ----------
Shares sold......... 1,163,542  $26,309,777  238,632  $5,265,164
Shares issued in
 merger@............    16,108      369,343       --          --
Reinvested shares...     1,760       33,219       --          --
Shares redeemed(1)..  (182,937)  (4,100,839)  (2,752)    (57,853)
                     ---------  -----------  -------  ----------
Net increase
 (decrease).........   998,473  $22,611,500  235,880  $5,207,311
                     =========  ===========  =======  ==========

--------
*  Commencement of operations.
+  See Note 1
@  See Note 3
(1) For the period ended October 31, 2012, net of redemption fees of $1,430,734, $734, and $957 for Class A, C, and W shares respectively.

                                                         FOCUSED ALPHA LARGE-CAP FUND+
                     ------------------------------------------------------------------------------------------------------
                              CLASS A                    CLASS A                   CLASS C                 CLASS C
                     -------------------------  -------------------------  ----------------------  ------------------------
                                                      FOR THE PERIOD
                              FOR THE                JANUARY 1, 2012               FOR THE             FOR THE PERIOD
                             YEAR ENDED                  THROUGH                 YEAR ENDED        JANUARY 24, 2012* THROUGH
                          OCTOBER 31, 2013           OCTOBER 31, 2012         OCTOBER 31, 2013        OCTOBER 31, 2012
                     -------------------------  -------------------------  ----------------------  ------------------------
                       SHARES        AMOUNT       SHARES        AMOUNT       SHARES      AMOUNT      SHARES       AMOUNT
                     ----------  -------------  ----------  -------------  ---------  -----------  ---------   -----------
Shares sold.........  1,927,465  $  37,790,873   3,687,685  $  69,603,019    158,217  $ 3,362,470     45,645   $   879,718
Shares issued in
 merger@............ 13,582,757    331,778,199   7,490,644    143,469,896  3,298,507   79,715,895  1,715,070    32,747,870
Reinvested shares...    492,819      9,112,223          --             --     70,365    1,294,013         --            --
Shares redeemed..... (6,320,366)  (144,755,194) (6,688,913)  (123,808,857)  (281,650)  (5,916,654)   (72,840)   (1,412,627)
                     ----------  -------------  ----------  -------------  ---------  -----------  ---------   -----------
Net increase
 (decrease).........  9,682,675  $ 233,926,101   4,489,416  $  89,264,058  3,245,439  $78,455,724  1,687,875   $32,214,961
                     ==========  =============  ==========  =============  =========  ===========  =========   ===========

                                 FOCUSED ALPHA LARGE-CAP FUND+
                     ----------------------------------------------------
                              CLASS W                    CLASS W
                     -------------------------  -------------------------
                                                      FOR THE PERIOD
                              FOR THE               JANUARY 24, 2012*
                             YEAR ENDED                  THROUGH
                          OCTOBER 31, 2013           OCTOBER 31, 2012
                     -------------------------  -------------------------
                       SHARES        AMOUNT       SHARES        AMOUNT
                     ----------  -------------  ----------  -------------
Shares sold.........     92,061  $   2,078,580      18,285  $     343,731
Shares issued in
 merger@............         --             --          --             --
Reinvested shares...        433          8,025          --             --
Shares redeemed(1)..     (9,043)      (200,631)         --            727
                     ----------  -------------  ----------  -------------
Net increase
 (decrease).........     83,451  $   1,885,974      18,285  $     344,458
                     ==========  =============  ==========  =============

                                                 INCOME EXPLORER FUND
                     ----------------------------------------------------------------------------
                              CLASS A                    CLASS C                   CLASS W
                     -------------------------  -------------------------  ----------------------
                           FOR THE PERIOD             FOR THE PERIOD           FOR THE PERIOD
                           JULY 2, 2013*              JULY 2, 2013*             JULY 2, 2013*
                              THROUGH                    THROUGH                   THROUGH
                          OCTOBER 31, 2013           OCTOBER 31, 2013         OCTOBER 31, 2013
                     -------------------------  -------------------------  ----------------------
                       SHARES        AMOUNT       SHARES        AMOUNT       SHARES      AMOUNT
                     ----------  -------------  ----------  -------------  ---------  -----------
Shares sold.........  1,473,407  $  22,280,178      12,142  $     183,435      6,667  $   100,000
Reinvested shares...     15,244        232,274          90          1,374         87        1,332
Shares redeemed.....   (108,817)    (1,644,690)         (1)           (12)        --           --
                     ----------  -------------  ----------  -------------  ---------  -----------
Net increase
 (decrease).........  1,379,834     20,867,762      12,231        184,797      6,754      101,332
                     ==========  =============  ==========  =============  =========  ===========

--------
*  Commencement of operations.
+  See Note 1
@  See Note 3
(1)For the period ended October 31, 2012, net of redemption fees of $690,420, $733 and $727 for Class A, C, and W shares respectively.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2013 -- (CONTINUED)


   On September 13, 2010, the SunAmerica Focused Alpha Growth Fund, Inc. announced its intention to conduct an in-kind tender offer to acquire up to 30% of the SunAmerica Focused Alpha Growth Fund, Inc. outstanding shares at a price equal to 98.5% of the SunAmerica Focused Alpha Growth Fund, Inc. net asset value (NAV) per share in exchange for a pro rata distribution of the SunAmerica Focused Alpha Growth Fund, Inc. portfolio securities (subject to certain exceptions, including paying cash in lieu of fractional shares and paying cash in lieu of delivering any "odd lot" of portfolio securities (i.e., fewer than 100 shares) to a participating shareholder). The in-kind tender offer commenced on October 7, 2010 and expired at 5:00 p.m. eastern time on November 18, 2010.

   In accordance with the terms of the in-kind tender offer, the SunAmerica Focused Alpha Growth Fund, Inc. accepted 6,106,571 properly tendered shares, representing 30% of the SunAmerica Focused Alpha Growth Fund, Inc. outstanding shares of common stock, at a price per share of $17.96, which is equal to 98.5% of the SunAmerica Focused Alpha Growth Fund, Inc. net asset value per share as of the close of regular trading on the New York Stock Exchange on November 19, 2010. The total value of the assets of the SunAmerica Focused Alpha Growth Fund, Inc. distributed in payment for such properly tendered shares accepted was $109,674,015. Because the number of shares tendered exceeded 30% of the SunAmerica Focused Alpha Growth Fund, Inc. outstanding shares of common stock, the SunAmerica Focused Alpha Growth Fund, Inc. purchased tendered shares on a pro rata basis. Accordingly, on a pro rata basis, approximately 44.2% of the shares properly tendered by each participating shareholder were accepted for payment. As a result of the in-kind tender offer, the SunAmerica Focused Alpha Growth Fund, Inc. recorded net realized gains of $26,382,332 for financial statement purposes.

   As of December 31, 2011 there were 14,248,665 shares issued and outstanding of the SunAmerica Focused Alpha Growth Fund, Inc.

   On September 13, 2010, the SunAmerica Focused Alpha Large-Cap Fund, Inc. announced its intention to conduct an in-kind tender offer to acquire up to 25% of the SunAmerica Focused Alpha Large-Cap Fund, Inc. outstanding shares at a price equal to 98.5% of the SunAmerica Focused Alpha Large-Cap Fund, Inc. net asset value (NAV) per share in exchange for a pro rata distribution of the SunAmerica Focused Alpha Large-Cap Fund, Inc. portfolio securities (subject to certain exceptions, including paying cash in lieu of fractional shares and paying cash in lieu of delivering any "odd lot" of portfolio securities (i.e., fewer than 100 shares) to a participating shareholder). The in-kind tender offer commenced on October 7, 2010 and expired at 5:00 p.m. Eastern time on November 18, 2010.

   In accordance with the terms of the in-kind tender offer, the SunAmerica Focused Alpha Large-Cap Fund, Inc. accepted 2,413,809 properly tendered shares, representing 25% of the SunAmerica Focused Alpha Large-Cap Fund, Inc. outstanding shares of common stock, at a price per share of $16.64, which is equal to 98.5% of the SunAmerica Focused Alpha Large-Cap Fund, Inc. net asset value per share as of the close of regular trading on the New York Stock Exchange on November 19, 2010. The total value of the assets of the SunAmerica Focused Alpha Large-Cap Fund, Inc. distributed in payment for such properly tendered shares accepted was $40,165,782. Because the number of shares tendered exceeded 25% of the SunAmerica Focused Alpha Large-Cap Fund, Inc. outstanding shares of common stock, the SunAmerica Focused Alpha Large-Cap Fund, Inc. purchased tendered shares on a pro rata basis. Accordingly, on a pro rata basis, approximately 33.3% of the shares properly tendered by each participating shareholder were accepted for payment. As a result of the in-kind tender offer, the Focused Alpha Large-Cap Fund, Inc. recorded net realized gains of $6,723,429 for financial statement purposes.

   As of December 31, 2011 there were 7,241,427 shares issued and outstanding of the SunAmerica Focused Alpha Large-Cap Fund, Inc.

Note 9. Line of Credit

   The Trust has established a $10 million committed secured line of credit with State Street Bank and Trust Company, the custodian for the 2020 High Watermark Fund, Alternative Strategies Fund and Global Trends Fund. The SunAmerica family of mutual funds has established a $75 million committed and $50 million uncommitted line of credit with State Street Bank and Trust Company, for the Focused Alpha Growth, Focused Alpha Large-Cap and Income Explorer Funds. Interest is currently payable at the higher of the Federal Funds Rate or London Interbank Offered Rate plus 125 basis points on both of the committed lines and State Street Bank and Trust Company's discretionary bid rate on the uncommitted line of credit. There is also a commitment fee

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2013 -- (CONTINUED)

   of 10 basis points per annum on the daily unused portion of both committed lines of credit which is included in other expenses on the Statement of Operations. Borrowings under both of the lines of credit will commence when the respective Fund's cash shortfall exceeds $100,000. For the period ended October 31, 2013, the following Funds had borrowings:

                                                                WEIGHTED
                                 DAYS     INTEREST AVERAGE DEBT AVERAGE
FUND                          OUTSTANDING CHARGES    UTILIZED   INTEREST
----                          ----------- -------- ------------ --------
Alternative Strategies Fund..      1       $  397  $10,000,000    1.43%
Focused Alpha Growth Fund....      1            6      151,799    1.43
Focused Alpha Large-Cap Fund.      7        1,847    6,990,604    1.40
Income Explorer Fund.........      1           16      414,160    1.36

   As of October 31, 2013, the following Fund had an outstanding borrowing:

Focused Alpha Large-Cap Fund. $23,206,438

Note 10. Expense Reductions

   Through expense offset arrangements resulting from broker commission recapture, a portion of the expenses of the Funds set forth below have been reduced. For the year ended October 31, 2013, the amount of expense reductions received by each Fund used to offset the Fund's non-affiliated expenses were as follows:

                                TOTAL
                               EXPENSE
PORTFOLIO                     REDUCTIONS
---------                     ----------
Focused Alpha Growth Fund....   $6,778
Focused Alpha Large-Cap Fund.      200

Note 11. Interfund Lending Agreement

   Pursuant to the exemptive relief granted by the Securities and Exchange Commission, the Funds are permitted to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Funds to borrow money from and lend money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating Funds receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction. For the year ended October 31, 2013, none of the Funds participated in this program.

Note 12. Trustees' Retirement Plan

   The Board has adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993, as amended, for the Disinterested Trustees. The Retirement Plan provides generally that a Disinterested Trustee may become a participant ("Participant") in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Trustee of any of the adopting SunAmerica mutual funds (the "Adopting Funds") or has attained the age of 60 while a Trustee and completed five (5) consecutive years of service as a Trustee of any Adopting Fund (an "Eligible Trustee/Director"). Pursuant to the Retirement Plan, an Eligible Trustee may receive benefits upon (i) his or her death or disability while a Trustee or (ii) the termination of his or her tenure as a Trustee, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Trustee.

   As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Trustee and Participant, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Trustee's account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2013 -- (CONTINUED)


   Effective December 3, 2008, the Retirement Plan was amended to, among other things, (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008, (2) prohibit Disinterested Trustees from first becoming participants in the Retirement Plan after December 31, 2008 and (3) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to Participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

   The following amounts for the Retirement Plan Liabilities are included in the Trustees' fees and expenses payable line on the Statement of Assets and Liabilities and the amounts for the Retirement Plan Expenses are included in the Trustees' fees and expenses line on the Statement of Operations.

                              RETIREMENT RETIREMENT RETIREMENT
                                 PLAN       PLAN       PLAN
                              LIABILITY   EXPENSE    PAYMENTS
                              ---------- ---------- ----------
FUND                               AS OF OCTOBER 31, 2013
----                          --------------------------------
Focused Alpha Growth Fund....  $ 6,077      $185      $2,589
Focused Alpha Large-Cap Fund.   14,727       159       4,054

Note 13. Investment Concentration

   The Funds may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the U.S. government. The Funds may also invest in obligations issued by agencies and instrumentalities of the U.S. government that may vary in the level of support they receive from the government. These obligations may not be backed by the full faith and credit of the U.S. government. With respect to those instruments that are not backed by the full faith and credit of the U.S. government, the U.S. government may choose not to provide financial support to such government sponsored agencies or instrumentalities since it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund holding securities of such issuer might not be able to recover its investment from the U.S. government. As a result of the Funds' concentration in U.S. government agencies or instrumentalities, they may be subject to risks associated with the U.S. government. At the end of the period, the 2020 High Watermark Fund and the Alternative Strategies Fund had 12.5% and 41.4%, respectively, of their total net assets invested in such securities.

        SUNAMERICA SPECIALTY SERIES
        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of SunAmerica Specialty Series:

In our opinion, the accompanying statements of assets and liabilities (consolidated statements of assets and liabilities for SunAmerica Alternative Strategies Fund and SunAmerica Global Trends Fund), including the portfolios of investments (consolidated portfolios of investments for SunAmerica Alternative Strategies Fund and SunAmerica Global Trends Fund), and the related statements of operations (consolidated statements of operations for SunAmerica Alternative Strategies Fund and SunAmerica Global Trends Fund) and of changes in net assets (consolidated statements of changes in net assets for SunAmerica Alternative Strategies Fund and SunAmerica Global Trends Fund) and the financial highlights (consolidated financial highlights for SunAmerica Alternative Strategies Fund and SunAmerica Global Trends Fund) present fairly, in all material respects, the financial position of each of the six funds constituting SunAmerica Specialty Series (the "Trust") at October 31, 2013, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas
December 27, 2013

        SUNAMERICA SPECIALTY SERIES
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS AND SUBADVISORY AGREEMENTS -- OCTOBER 31, 2013 -- (UNAUDITED)

AT THE JUNE 4-5, 2013 MEETING

The Board of Trustees (the "Board," the members of which are referred to as "Trustees") of SunAmerica Specialty Series (the "Trust"), including the Trustees who are not "interested persons," as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), of the Trust or its separate series (each a "Fund" and collectively, the "Funds"), SunAmerica Asset Management Corp. ("SunAmerica"), Pelagos Capital Management, LLC ("Pelagos"), Wellington Management Company, LLP ("Wellington Management"), BAMCO, Inc ("BAMCO"), Marsico Capital Management LLC ("Marsico"), BlackRock Investment Management LLC ("BlackRock"), or Trajectory Asset Management LLC ("Trajectory," and together with Pelagos, Wellington, BAMCO, Marsico, and BlackRock, the "Subadvisers") (the "Disinterested Trustees"), approved the continuation of the Investment Advisory and Management Agreement between the Trust, on behalf of the 2020 High Watermark Fund (the "2020 Fund," "), and SunAmerica, the Investment Advisory and Management Agreement between the Trust, on behalf of the SunAmerica Alternative Strategies Fund (the "Alternative Strategies Fund") and SunAmerica, the Investment Advisory and Management Agreement between the Trust, on behalf of the SunAmerica Global Trends Fund ("Global Trends Fund") and SunAmerica, and the Investment Advisory and Management Agreement between the Trust, on behalf of each of the SunAmerica Focused Alpha Growth Fund (the "Alpha Growth Fund") and SunAmerica Focused Alpha Large-Cap Fund ("Alpha Large-Cap Fund", and SunAmerica_ (each an "Advisory Agreement," and collectively, the "Advisory Agreements"), each for a one-year period ending June 30, 2014 at an in-person meeting held on June 4-5, 2013 (the "Meeting").

At the Meeting, the Board, including the Disinterested Directors, also approved the continuation of the Subadvisory Agreement among SunAmerica, Trajectory and the Trust with respect to the 2020 Fund, the Subadvisory Agreement between SunAmerica and Pelagos with respect to the Alternative Strategies Fund, the Subadvisory Agreement between SunAmerica and Wellington with respect to the Global Trends Fund, the Subadvisory Agreement between SunAmerica and Marsico with respect to each of the Alpha Growth Fund and Alpha Large-Cap Fund, the Subadvisory Agreement between SunAmerica and BAMCO with respect to the Alpha Growth Fund and the Subadvisory Agreement between SunAmerica and BlackRock with respect to the Alpha Large-Cap Fund, each for a one-year period ending June 30, 2014 (the "Subadvisory Agreements," and together with the Advisory Agreement, the "Agreements"). The Trust currently consists of six separate Funds, including the 2020 Fund, Alternative Strategies Fund, Global Trends Fund, Alpha Growth Fund Alpha Large-Cap Fund and the SunAmerica Income Explorer Fund (the "Income Explorer Fund").

At the Meeting, the Board, including the Disinterested Trustees, also approved a new Subadvisory Agreement between SunAmerica and Pelagos with respect to the Alternative Strategies Fund (the "New Subadvisory Agreement") in connection with the anticipated termination of the existing Subadvisory Agreement between SunAmerica and Pelagos (the "Existing Subadvisory Agreement") as a result of the proposed acquisition by Franklin Templeton Institutional LLC ("FTI"), an indirect subsidiary of Franklin Resources, Inc. ("Franklin"), of the remaining equity ownership position in Pelagos from the other principal owners of Pelagos Capital (the "Transaction"). The Transaction, which was scheduled to be completed in June 2013 (the "Effective Date"), would constitute a change in control of Pelagos and result in the "assignment" of the Existing Subadvisory Agreement, as that term is defined in the 1940 Act. In accordance with its terms, and as required by the 1940 Act, the Existing Subadvisory Agreement would terminate on the Effective Date as a result of its assignment. Upon termination of the Existing Subadvisory Agreement, the New Subadvisory Agreement would become effective./1/

In accordance with Section 15(c) of the 1940 Act, the Board requested, and SunAmerica and the Subadvisers provided, materials relating to the Board's consideration of whether to approve the continuation of the Advisory Agreements and Subadvisory Agreements and whether to approve the New Subadvisory Agreement. These materials included, among other things, (a) a summary of the services provided to the Funds by SunAmerica and its affiliates, and by the Subadvisers; (b) information independently compiled and prepared by Lipper, Inc. ("Lipper") on fees and expenses of the Funds, and the investment performance of the Funds as compared with a peer group and/or peer universe of funds, as applicable; (c) information on the profitability of SunAmerica and its affiliates, and a discussion relating to indirect benefits; (d) information relating to economies of scale; (e) information about SunAmerica's general compliance policies and procedures and the services it provides in connection with its oversight of subadvisers; (f) information on SunAmerica's and the Subadvisers' risk management process; (g) information regarding brokerage and soft dollar practices; and (h) information about the key personnel of SunAmerica and its affiliates, and the Subadvisers, that are involved in the investment management, administration, compliance and risk management activities with respect to the Funds, as well as current and projected staffing levels and compensation practices.
--------
1 On June 13, 2013, the Transaction was completed and the New Subadvisory Agreement became effective.

        SUNAMERICA SPECIALTY SERIES
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS AND SUBADVISORY AGREEMENTS -- OCTOBER 31, 2013 -- (UNAUDITED) (CONTINUED)


In determining whether to approve the continuation of the Advisory Agreements and Subadvisory Agreements, and whether to approve the New Subadvisory Agreement, the Board, including the Disinterested Trustees, considered at the Meeting, and from time to time, as appropriate, factors that it deemed relevant, including the following information:

Nature, Extent and Quality of Services Provided by SunAmerica and the Subadvisers. The Board, including the Disinterested Trustees, considered the nature, quality and extent of services provided by SunAmerica. The Board noted that the services include acting as investment manager and adviser to the Funds, managing the daily business affairs of the Funds, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that SunAmerica provides office space, bookkeeping, accounting, legal, and compliance, clerical and administrative services and has authorized its officers and employees, if elected, to serve as officers or trustees of the Trust without compensation. Finally, the Board noted that SunAmerica is responsible for monitoring and reviewing the activities of affiliated and unaffiliated third-party service providers, including the Subadvisers. In addition to the quality of the advisory services provided by SunAmerica, the Board considered the quality of the administrative and other services provided by SunAmerica to the Funds pursuant to the Advisory Agreements.

In connection with the services provided by SunAmerica, the Board analyzed the structure and duties of SunAmerica's fund administration, accounting, operations, legal and compliance departments and concluded that they were adequate to meet the needs of the Funds. The Board also reviewed the personnel responsible for providing advisory services to the Funds and other key personnel of SunAmerica, in addition to current and projected staffing levels and compensation practices. The Board further considered certain strategic changes that SunAmerica intended to implement with respect to its investment department, and concluded, based on their experience and interaction with SunAmerica, that: (i) SunAmerica would continue to be able to retain quality investment and other personnel; (ii) SunAmerica has exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities under the Advisory Agreements; (iii) SunAmerica has been responsive to requests of the Board; and (iv) SunAmerica has kept the Board apprised of developments relating to the Funds and the industry in general. The Board concluded that the nature and extent of services provided under the Advisory Agreements were reasonable and appropriate in relation to the management fee and that the quality of services continues to be high.

The Board also considered SunAmerica's reputation and relationship with the Funds and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board considered SunAmerica's experience in providing management and investment advisory and administrative services to advisory clients and noted that as of March 31, 2013, SunAmerica managed, advised and/or administered approximately $54.8 billion in assets. In addition, the Board considered SunAmerica's code of ethics and its commitment to compliance generally and with respect to its management and administration of the Funds. The Board also considered SunAmerica's risk management process. The Board further observed that SunAmerica has developed internal procedures for monitoring compliance with the investment objectives, policies and restrictions of the Funds as set forth in the Fund's prospectuses. The Board also reviewed SunAmerica's compliance and regulatory history and noted that there were no material regulatory or compliance issues that would potentially impact SunAmerica from effectively serving as the investment adviser to the Funds.

The Board also considered the nature, quality and extent of subadvisory services provided by each Subadviser to the applicable Fund. The Board observed that the Subadvisers are responsible for providing day-to-day investment management services, including investment research, advice and supervision, and determining which securities will be purchased or sold by the Fund that each Subadviser manages, subject to the oversight and review of SunAmerica. The Board reviewed each Subadviser's history, structure, size, visibility and resources, which are needed to attract and retain highly qualified investment professionals. The Board reviewed the personnel that are responsible for providing subadvisory services to the Funds and other key personnel of the Subadvisers, in addition to current and projected staffing levels and compensation practices and concluded, based on their experience with each Subadviser, that each Subadviser: (i) has been able to retain high quality portfolio managers and other investment personnel; (ii) has exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Subadvisory Agreement; and (iii) has been responsive to requests of the Board and of SunAmerica. In addition, the Board considered each Subadviser's code of ethics and risk management process. The Board further observed that each Subadviser has developed internal policies and procedures for monitoring compliance with the investment objectives, policies and restrictions of the Funds as set forth in the Funds' prospectuses. The Board also reviewed each Subadviser's compliance and regulatory history and noted that there were no material legal, regulatory or

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        SUBADVISORY AGREEMENTS -- OCTOBER 31, 2013 -- (UNAUDITED) (CONTINUED)

compliance issues that would potentially impact the Subadvisers in effectively serving as subadvisers to the Funds. The Board concluded that the nature and extent of services provided by the Subadvisers under the Subadvisory Agreements were reasonable and appropriate in relation to the subadvisory fees and that the quality of services continues to be high.

With respect to the approval of New Subadvisory Agreement, the Board was provided with specific information from SunAmerica and Pelagos regarding the Transaction and the Board reviewed the details of the Transaction with SunAmerica. In evaluating the nature, quality and extent of the services to be provided by Pelagos under the New Subadvisory Agreement, the Board considered, among other things, the expected impact of the transaction on the operations, organization and personnel of Pelagos and how it would effect the Alternative Strategies Fund, the ability of Pelagos to perform its duties after the Transaction and any anticipated changes to the current investment practices and related services to the Fund. The Board noted in particular that the Transaction was not anticipated to result in any changes in the investment personnel, management, day-to-day operations or investment processes of Pelagos and that the current portfolio management team would continue to manage the Fund. The Board concluded that it was satisfied with the nature, extent and quality of the services provided by Pelagos under the Current Subadvisory Agreement and expected to be provided by Pelagos under the New Subadvisory Agreement, and such services were reasonable and appropriate in relation to the subadvisory fee. The Board further concluded that the quality of services to be provided by Pelagos to the Fund after the Transaction should continue to be high.

Investment Performance. The Board, including the Disinterested Trustees, also considered the investment performance of SunAmerica and the Subadvisers with respect to the Funds. In connection with its review, the Board received and reviewed information regarding the investment performance of the Funds as compared to each Fund's peer universe ("Peer Universe") and/or peer group ("Peer Group") as independently determined by Lipper and to an appropriate index or combination of indices. The Board was provided with a description of the methodology used by Lipper to select the funds in the Peer Groups and Peer Universes.

It was noted that performance information was for the periods ended March 31, 2013. The Board also noted that it regularly reviews the performance of the Funds throughout the year. The Board further noted that, while it monitors performance of the Funds closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years.

2020 Fund. The Board considered that the 2020 Fund's performance was below the median of its Peer Universe2 for the one- and five-year periods, and above the median for the three-year period. The Board further considered that the 2020 Fund outperformed its Lipper Index for the three-year period and underperformed for the one- and five-year periods.

The Board also considered that the 2020 Fund has certain restrictions on its investment techniques in the master agreement that backs the payment undertaking on the Fund and that, due to these restrictions, the Fund's fixed income exposures were significantly higher than those of the funds in the Peer Universe, which can cause the Fund's relative ranking within the Peer Universe to change significantly from period to period. The Board therefore acknowledged the inherent limitations in comparing the 2020 Fund to its Peer Universe, noting that while the Fund generally tailors its portfolio's risk level over time in a manner similar to ordinary target date funds, the Fund also seeks to preserve principal and investment gains at the Fund's protected maturity date and are therefore subject to restrictions in the master agreement that backs the payment undertaking. In view of the above considerations, the Board concluded that the Fund's performance was satisfactory.

Alternative Strategies Fund. The Board considered that the Fund's performance was below the median of its Peer Group and Peer Universe for the one- and three-year periods. The Board further considered that the Fund underperformed its Lipper Index the one- and three-year periods. The Board noted management's discussion of the Fund's performance, including management's continued monitoring of the Portfolio, and also considered that management had provided the Board with information regarding potential options that were under consideration by management with respect to the Fund in order to address these performance concerns. The Board concluded that the Fund's performance was being addressed. The Board also acknowledged the inherent limitations in comparing this Fund to its Peer Group. In particular, the Board noted that the Peer Group for the Fund contained a number of funds in the "flexible portfolio" category due to the relative lack of funds that share the Fund's unique investment strategies.

Global Trends Fund. The Board considered that the Fund's performance was below the median of its Peer Group and Peer Universe for the one-year period. The Board also considered that the Fund underperformed its Lipper Index for the one-year period. The Board
--------
2 Due to the limited number of funds in the 2020 Fund's Lipper classification, no Peer Group was provided in the Lipper Report.

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        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS AND
        SUBADVISORY AGREEMENTS -- OCTOBER 31, 2013 -- (UNAUDITED) (CONTINUED)

noted that the Fund had a relatively short performance history and also acknowledged the inherent limitations in comparing this Fund to its Peer Group and Peer Universe. In particular, the Board noted that the Peer Group and Peer Universe for the Fund consisted primarily of funds in the "global flexible" category due to the relative lack of funds that share the Fund's unique investment strategies. The Board then noted management's discussion of the Fund's performance, including management's continued monitoring of the Portfolio, and concluded that the Fund's performance was being addressed.

Alpha Growth Fund. The Board considered that the Fund's performance was above the median for its Peer Group and Peer Universe for the three- and five-year periods, at the median of its Peer Group for the one-year period and below the median of its Peer Universe for the one-year period. The Board also noted that the Fund outperformed its Lipper Index for the three- and five-year periods and underperformed its Lipper Index for the one-year period. The Board concluded that the Fund's overall performance was satisfactory.

Alpha Large-Cap Fund. The Board considered that the Fund's performance was above the median of its Peer Group and Peer Universe for the one-, three-, and five-year periods. The Board further noted that the Fund outperformed its Lipper Index for the one-, three-, and five-year periods. The Board concluded that the Fund's performance was satisfactory.

Consideration of the Management Fee and Subadvisory Fees and the Cost of the Services and Profits to be Realized by SunAmerica and the Subadvisers and their Affiliates from the Relationship with the Funds. The Board, including the Disinterested Trustees, received and reviewed information regarding the fees to be paid by the Funds to SunAmerica pursuant to the Advisory Agreements and the fees paid by SunAmerica to the Subadvisers pursuant to the Subadvisory Agreements. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by SunAmerica, the Subadvisers or their affiliates in connection with providing such services to the Funds.

To assist in analyzing the reasonableness of the management fee for each of the Funds, the Board received reports independently prepared by Lipper. The reports showed comparative fee information for each Fund's Peer Group and/or Peer Universe as determined by Lipper, including rankings within each category. In considering the reasonableness of the management fee to be paid by each Fund to SunAmerica, the Board reviewed a number of expense comparisons, including:
(i) contractual and actual management fees; and (ii) actual total operating expenses. In considering each Fund's total operating expenses, the Board analyzed the level of fee waivers and expense reimbursements and the net expense caps contractually agreed upon by SunAmerica with respect to the Funds. The Board also considered the voluntary fee waivers and/or expense reimbursements being made by SunAmerica with respect to the 2020 Fund in order to prevent an Early Closure Condition from occurring. The Board further considered that, unlike the funds in the Peer Group and Peer Universe, the fee waivers and/or reimbursements being made by SunAmerica with respect to the Alpha Growth Fund and Alpha Large-Cap Fund are only reflected in the total expenses category of the Lipper reports, rather than also being reflected as specific management fee waivers in the actual management fees category of the Lipper reports. As a result, the Board took into account that the actual management fees presented by Lipper for the funds in the respective Peer Groups and Peer Universes applicable to the Alpha Growth Fund and Alpha Large-Cap Fund may appear lower on a relative basis. The Board also considered the various expense components of the Funds and compared each Fund's net expense ratio to those of other funds within its Peer Group and/or Peer Universe as a guide to help assess the reasonableness of the management fee for the Funds. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Peer Groups and Peer Universes since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Lipper as a whole was useful in assessing whether SunAmerica was providing services at a cost that was competitive with other, similar funds.

The Board also considered the management fees received by SunAmerica with respect to other mutual funds and accounts with similar investment strategies to the Funds, to the extent applicable. The Board noted, however, that the mutual funds identified as similar to the Funds are sold only in the variable annuity market and, accordingly, are in different Lipper classifications, with a peer groups consisting of funds underlying variable insurance products.

The Board also received and reviewed information regarding the fees paid by SunAmerica to the Subadvisers pursuant to the Subadvisory Agreements and the fee to be paid by SunAmerica to Pelagos pursuant to the New Subadvisory Agreement. To assist in analyzing the reasonableness of the subadvisory fees, the Board received a report prepared independently by Lipper. The report showed comparative fee information of each Fund's Peer Group and/or Peer Universe that the Trustees used as a guide to help assess

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        SUBADVISORY AGREEMENTS -- OCTOBER 31, 2013 -- (UNAUDITED) (CONTINUED)

the reasonableness of the subadvisory fees. The Trustees noted that Peer Group and/or Peer Universe information as a whole was useful in assessing whether the Subadvisers were providing services at a cost that was competitive with other similar funds. The Trustees also considered that the subadvisory fees are paid by SunAmerica out of its management fee and not by the Funds, and that subadvisory fees may vary widely within a Peer Group for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board noted that the fee to be paid by SunAmerica to Pelagos pursuant to the New Subadvisory Agreement would remain the same as the fee payable by SunAmerica to Pelagos pursuant to the Current Subadvisory Agreement. The Board further considered the amount of subadvisory fees paid out by SunAmerica and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by SunAmerica and the Subadvisers, respectively.

The Board also considered fees received by the Subadvisers with respect to other mutual funds and accounts with similar investment strategies to the Funds for which they serve as adviser or subadviser, as applicable. However, the Board observed that certain of the similarly managed funds identified by Marsico were managed by Marsico in its capacity as investment adviser and not as a subadviser. The Board further observed that the similar accounts identified by Wellington were institutional separate accounts, and Wellington highlighted certain differences between these separate accounts and the Fund, including that these separate accounts are subject to different investment limitations and restrictions and do not experience daily cash flows in a manner similar to the Global Trends Fund. The Board then noted that the subadvisory fees paid by SunAmerica to the Subadvisers were reasonable as compared to fees the applicable Subadvisers receive for other comparable accounts for which they serve as adviser or subadviser.

In connection with its renewal of the Subadvisory Agreement with respect to the 2020 Fund, the Board was also asked to approve the continuation of an arrangement whereby SunAmerica agrees to pay a minimum annual fee to Trajectory (the "Minimum Fee Arrangement"). The Minimum Fee Arrangement was initially approved by the Board at its August 29, 2006 meeting, and continues in effect for successive annual periods ending October 31, upon mutual agreement of SunAmerica and Trajectory, and subject to approval by the Board, including a majority of the Disinterested Trustees. The Minimum Fee Arrangement, which is reflected in the Subadvisory Agreement, provides that SunAmerica pay Trajectory a minimum fee equal to 0.20% of the 2020 Fund's average daily net assets, accrued daily and payable monthly. The Board noted that the Minimum Fee Arrangement provides for a reasonable allocation of fees among SunAmerica and Trajectory and would result in SunAmerica retaining less of the management fees. The Board further noted that the Minimum Fee Arrangement did not modify the services provided under the Subadvisory Agreement nor did it impact the fee payable by the Funds pursuant to the Advisory Agreement. The Board, including a majority of the Disinterested Trustees, approved the continuation of the Minimum Fee Arrangement for a one-year period ending October 31, 2014.

2020 Fund. The Board considered that the 2020 Fund's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the 2020 Fund's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Funds' expenses, including the limited size of the Peer Group and Peer Universe.

Alternative Strategies Fund. The Board considered that the Fund's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Funds' expenses.

Global Trends Fund. The Board considered that the Fund's actual management fees were above the median of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Funds' expenses.

Alpha Growth Fund. The Board considered that the Fund's actual management fees were above the median for its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Fund's expenses.

Alpha Large-Cap Fund. The Board considered that the Fund's actual management fees were above the median for its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the median of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Fund's expenses.

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        SUNAMERICA SPECIALTY SERIES
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS AND SUBADVISORY AGREEMENTS -- OCTOBER 31, 2013 -- (UNAUDITED) (CONTINUED)


Profitability. The Board also considered SunAmerica's profitability and the benefits SunAmerica and its affiliates received from its relationship with the Funds. The Board received and reviewed financial statements relating to SunAmerica's financial condition and profitability with respect to the services it provided the Funds and considered how profit margins could affect SunAmerica's ability to attract and retain high quality investment professionals and other key personnel. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by SunAmerica and its affiliates that provide services to the Funds on a Fund by Fund basis. In particular, the Board considered the contractual fee waivers and/or expense reimbursements agreed to by SunAmerica, and also considered the voluntary waivers and/or expense reimbursements being made by SunAmerica in connection with the 2020 Fund.

The Board considered the profitability of SunAmerica under the Advisory Agreement, including the amount of management fees it retained after payment to the Subadvisers, and considered the profitability of SunAmerica's affiliates under the Service Agreement, Rule 12b-1 Plans and Administrative and Shareholder Service Agreements. Additionally, the Board considered whether SunAmerica, the Subadvisers and their affiliates received any indirect benefits from the relationship with the Funds. Specifically, the Board observed that AIG Federal Savings Bank, an affiliate of SunAmerica, serves as custodian with respect to certain shareholder retirement accounts that are administered by SunAmerica and receives a fee payable by the qualifying shareholders. The Board further considered whether there were any collateral or "fall-out" benefits that SunAmerica and its affiliates may derive as a result of their relationship with the Funds. The Board noted that SunAmerica believes that any such benefits are de minimis and do not impact the reasonableness of the management fees.

The Board also reviewed financial statements and/or other reports from the Subadvisers and considered whether the Subadvisers had the financial resources necessary to attract and retain high quality investment management personnel and to provide a high quality of services. Additionally, the Board also reviewed the financial statements of Franklin and considered whether Pelagos, upon the consummation of the Transaction, would have the financial resources necessary to continue to attract and retain highly-qualified investment management personnel, continue to perform its obligations under the New Subadvisory Agreement and continue to provide the high quality of services that it has provided under the Current Subadvisory Agreement.

The Board concluded that SunAmerica and the Subadvisers had the financial resources necessary to perform their obligations under the Agreements and to continue to provide the Funds with the high quality services that they had provided in the past. The Board also concluded that the management fee and subadvisory fees were reasonable in light of the factors discussed above.

Economies of Scale. The Board, including the Disinterested Trustees, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Funds. The Board considered that as a result of being part of the SunAmerica fund complex, the Funds share common resources and may share certain expenses, and if the size of the complex increases, each Fund could incur lower expenses than they otherwise would achieve as stand-alone entities. The Board further noted that SunAmerica has agreed to contractually cap the total annual operating expenses of each class of the Funds, at certain levels. The Board observed that those expense caps benefited shareholders by keeping total fees down even in the absence of breakpoints or economies of scale. The Board concluded that the Funds' management fee structure was reasonable and that it would continue to review fees in connection with the renewal of the Advisory Agreements, including whether the implementation of breakpoints would be appropriate in the future due to an increase in asset size or otherwise.

The Board noted that the Subadvisory Agreement with respect to the Global Trends Fund included breakpoints, but did not review specific information regarding whether there have been economies of scale with respect to the Subadvisers' management of the Funds because it regards that information as less relevant at the subadviser level. Rather, the Board considered information regarding economies of scale in the context of the renewal of the Advisory Agreements and concluded that the management fee structure, including the amount of management fees retained by SunAmerica, was reasonable in light of the factors discussed above.

Other Factors. In consideration of the Agreements, the Board also received information regarding SunAmerica's and the Subadvisers' brokerage and soft dollar practices. The Board considered that the Subadvisers are responsible for decisions to buy and sell securities for the Funds they manage, selection of broker-dealers and negotiation of commission rates. The Board also considered the benefits the Subadvisers derive from their soft dollar arrangements, to the extent applicable, including arrangements under which brokers provide brokerage and/or research services to the Subadvisers in return for allocating brokerage.

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        SUNAMERICA SPECIALTY SERIES
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS AND SUBADVISORY AGREEMENTS -- OCTOBER 31, 2013 -- (UNAUDITED) (CONTINUED)


Conclusion. After a full and complete discussion, the Board approved the Agreements, each for a one-year period ending June 30, 2014. Based upon their evaluation of all these factors in their totality, the Board, including the Disinterested Trustees, was satisfied that the terms of the Agreements were fair and reasonable and in the best interests of the Funds and the Funds' shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and each Disinterested Trustee may have attributed different weights to different factors. The Disinterested Trustees were also assisted by the advice of independent counsel in making this determination.

AT THE MARCH 5, 2013 MEETING

The Board of the Trust, including the Disinterested Trustees, approved the Investment Advisory and Management Agreement between the Trust, on behalf of the Income Explorer Fund, and SunAmerica (the "Income Explorer Advisory Agreement") for an initial term ending June 30, 2014 at an in-person meeting held on March 5, 2013 (the "March Meeting"). At the March Meeting, the Board also approved the Subadvisory Agreement between SunAmerica and Cohen & Steers Capital Management ("Cohen & Steers") with respect to the Income Explorer Fund (the "Income Explorer Subadvisory Agreement"), for an initial term ending
June 30, 2014.

In accordance with Section 15(c) of the 1940 Act, the Board requested and SunAmerica and Cohen & Steers provided materials relating to the Board's consideration of whether to approve the Income Explorer Advisory Agreement and the Income Explorer Subadvisory Agreement. These materials included, among other things: (a) a summary of the services to be provided to the Income Explorer Fund by SunAmerica and its affiliates, and by Cohen & Steers;
(b) information independently compiled and prepared by Lipper on the proposed fees and expenses of the Income Explorer Fund as compared with a peer group of funds, along with along with fee and performance data with respect to any other mutual funds or other accounts advised or subadvised by SunAmerica or Cohen & Steers with similar investment objectives and/or strategies, as applicable;
(c) information about SunAmerica's compliance policies and procedures and the services it provides in connection with its oversight of subadvisers;
(d) information about SunAmerica's and Cohen & Steers' risk management process;
(e) information regarding brokerage and soft dollar practices; and
(f) information about the key personnel of SunAmerica and its affiliates, and Cohen & Steers, that will be involved in the investment management, administration, compliance and risk management activities with respect to the Funds, as well as current and projected staffing levels and compensation practices.

In determining whether to approve the Advisory Agreement and Subadvisory Agreement, the Board, including the Disinterested Trustees, considered the following information:

Nature, Extent and Quality of Services Provided by SunAmerica and Cohen & Steers. The Board, including the Disinterested Trustees, considered the nature, quality and extent of services to be provided by SunAmerica. The Board noted that the services would include acting as investment manager and adviser to the Income Explorer Fund, managing the daily business affairs of the Fund and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies for the Fund. The Board also observed that SunAmerica would provide office space, bookkeeping, accounting, legal, compliance, clerical, secretarial and certain administrative services (exclusive of, and in addition to, any such service provided by any other party retained by the Fund) and has authorized its officers and employees, if elected, to serve as officers or Trustees of the Trust without compensation. Finally, the Board noted that SunAmerica would be responsible for monitoring and reviewing the activities of affiliated and unaffiliated third-party service providers, including Cohen & Steers. In addition to the quality of the advisory services to be provided by SunAmerica, the Board considered the quality of the administrative and other services to be provided by SunAmerica to the Fund pursuant to the Income Explorer Advisory Agreement.

In connection with the services to be provided by SunAmerica, it was further noted that the Board analyzed the structure and duties of SunAmerica's fund administration, accounting, operations, legal and compliance departments and concluded that they would be adequate to meet the needs of the Income Explorer Fund. The Board also reviewed the personnel that would be responsible for providing advisory services to the Fund and other key personnel of SunAmerica, in addition to current and projected staffing levels and compensation practices and concluded, based on their experience and interaction with SunAmerica, that:
(i) SunAmerica has the ability to retain quality investment and other personnel; (ii) SunAmerica would exhibit a high level of diligence and attention to detail in carrying out its advisory and other responsibilities under the Income Explorer Advisory Agreement; (iii) SunAmerica would be responsive to requests of the Board; and (iv) SunAmerica would keep the Board apprised of developments relating to the Fund and the industry in general. The Board concluded that the nature and extent of services to be provided under the Income Explorer Advisory Agreement were reasonable and appropriate in relation to the management fee and that the quality of services were expected to be high.

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        SUNAMERICA SPECIALTY SERIES
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS AND SUBADVISORY AGREEMENTS -- OCTOBER 31, 2013 -- (UNAUDITED) (CONTINUED)


The Board also considered SunAmerica's reputation and considered the benefit to shareholders of investing in a fund that is part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board considered SunAmerica's experience in providing management and investment advisory and administrative services to advisory clients and noted that as of January 31, 2013, SunAmerica managed, advised and/or administered approximately $52.4 billion in assets. In addition, the Board considered SunAmerica's code of ethics and its commitment to compliance generally and with respect to its proposed management and administration of the Fund. The Board also considered SunAmerica's risk management process. The Board further observed that SunAmerica has developed internal procedures for monitoring compliance with the investment objectives, policies and restrictions of the Income Explorer Fund. The Board also reviewed SunAmerica's compliance and regulatory history and noted that there were no material legal, regulatory or compliance issues that would potentially impact SunAmerica from effectively serving as the investment adviser to the Fund.

The Board also considered the nature, quality and extent of services to be provided by Cohen & Steers to the Income Explorer Fund. The Board observed that Cohen & Steers would be responsible for providing day-to-day investment management services, including investment research, advice and supervision, and determining which securities will be purchased or sold by the portions of the Income Explorer Fund that it manages, subject to the oversight and review of SunAmerica. The Board reviewed Cohen & Steers' history, structure, size, visibility and resources, which are needed to attract and retain highly qualified investment professionals, and then reviewed the personnel that would be responsible for providing subadvisory services to the Fund and other key personnel of Cohen & Steers, in addition to current and projected staffing levels and compensation practices, and concluded, based on discussions with Cohen & Steers representatives and the diligence conducted by management, that Cohen & Steers: (i) has the ability to retain high quality portfolio managers and other investment personnel; (ii) would exhibit a high level of diligence and attention to detail in carrying out its responsibilities under the Income Explorer Subadvisory Agreement; and (iii) would be responsive to requests of the Board and of SunAmerica. In addition, the Board considered Cohen & Steers' code of ethics and its risk management process. The Board further observed that Cohen & Steers has developed internal policies and procedures for monitoring compliance with the investment objectives, policies and restrictions of the Fund. The Board also reviewed Cohen & Steers' compliance and regulatory history and noted that there were no material legal, regulatory or compliance issues that would potentially impact Cohen & Steers from effectively serving as a subadviser to the Fund. The Board concluded that the nature and extent of services to be provided by Cohen & Steers under the Income Explorer Subadvisory Agreement were reasonable and appropriate in relation to the subadvisory fees and that the quality of services was expected to be high.

Consideration of the Management Fee and Subadvisory Fee and the Cost of the Services to be Provided by SunAmerica and Cohen & Steers. The Board then noted that it received and reviewed information regarding the fees to be paid by the Income Explorer Fund to SunAmerica pursuant to the Income Explorer Advisory Agreement and the fees to be paid by SunAmerica to Cohen & Steers pursuant to the Income Explorer Subadvisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by SunAmerica, Cohen & Steers or their affiliates in connection with providing such services to the Fund.

To assist in analyzing the reasonableness of the management fee for the Income Explorer Fund, the Board received reports independently prepared by Lipper, which contained comparative fee and expense information with respect to the Fund (which is based on estimated expense amounts) and a representative group of similar funds as determined by Lipper. In considering the reasonableness of the management fee to be paid by the Fund to SunAmerica, the Board reviewed a number of expense comparisons, including: (i) contractual and actual advisory fees; and (ii) total operating expenses. In considering the Fund's projected total operating expenses, the Board analyzed the level of fee waivers and expense reimbursements and the net expense caps contractually agreed upon by SunAmerica with respect to the Fund. The Board further considered that, unlike the funds in the Peer Group and Peer Universe, the fee waivers and/or reimbursements anticipated to be made by SunAmerica with respect to the Fund are only reflected in the total expenses category of the Lipper report, rather than also being reflected as specific management fee waivers in the actual management fees category of the Lipper report. As a result, the Board took into account that the actual management fees presented by Lipper for the funds in the Peer Group and Peer Universe may appear lower on a relative basis. The Board also considered the various expense components of the Fund and compared the Fund's net expense ratio to those of other funds within its Peer Group and Peer Universe as a guide to help assess the reasonableness of the management fee for the Fund. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Peer Group and Peer Universe since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information

        SUNAMERICA SPECIALTY SERIES
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS AND SUBADVISORY AGREEMENTS -- OCTOBER 31, 2013 -- (UNAUDITED) (CONTINUED)

provided by Lipper as a whole was useful in assessing whether SunAmerica would be providing services at a cost that was competitive with other, similar funds. The Board took into accounts management's discussion of the Income Explorer Fund's proposed fees and anticipated expenses.

The Board also considered the advisory fee received by SunAmerica with respect to another mutual fund with similar investment strategies to the portion of the Income Explorer Fund to be managed by SunAmerica, and reviewed any relevant distinctions or differences with respect to such other mutual fund.

It was noted that the Board also received and reviewed information regarding the subadvisory fee to be paid by SunAmerica to Cohen & Steers pursuant to the Subadvisory Agreement. To assist in analyzing the reasonableness of the subadvisory fees, the Board received a report prepared independently by Lipper. The report showed comparative fee information of the Income Explorer Fund's Peer Group and Peer Universe that the Board used as a guide to help assess the reasonableness of the subadvisory fees. The Board noted that the Peer Group/Universe information as a whole was useful in assessing whether Cohen & Steers was providing services at a cost that was competitive with other similar funds. The Board also considered that the subadvisory fee was paid by SunAmerica out of its advisory fee and not by the Fund, and that subadvisory fee may vary widely within a peer group for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of the subadvisory fees to be paid out by SunAmerica and the amount of the advisory fee that it would retain and determined that these amounts were reasonable in light of the services to be performed by SunAmerica and Cohen & Steers, respectively.

The Board also considered fees received by Cohen & Steers with respect to other mutual funds and accounts for which they serve as adviser or subadviser that have similar investment strategies to the portions of the Income Explorer Fund that they would manage, and reviewed any relevant distinctions or differences with respect to such other mutual funds or accounts.

Profitability. The Board noted that it did not receive information regarding the profitability of SunAmerica, its affiliates, or Cohen & Steers because the Income Explorer Fund had not yet commenced operations and the Income Explorer Advisory Agreement and Income Explorer Subadvisory Agreement were not yet in effect.

The Board noted that it had reviewed financial statements and/or other financial reports from Cohen & Steers and considered whether Cohen & Steers had the financial resources necessary to attract and retain high quality investment management personnel and to provide high quality services to the Income Explorer Fund.

The Board concluded that SunAmerica and Cohen & Steers had the resources necessary to perform their obligations under the Advisory Agreement and Subadvisory Agreement, respectively, and to provide the Income Explorer Fund with high quality services that the Board expects. The Board also concluded that the advisory fee and subadvisory fee were reasonable in light of the factors discussed above.

Economies of Scale. The Board did not review specific information regarding whether shareholders would benefit from economies of scale with respect to the Income Explorer Fund as the Fund has not yet commenced operations.

Other Factors. The Board also received and reviewed information regarding SunAmerica's and Cohen & Steers' brokerage and soft dollar practices. The Board considered that SunAmerica and Cohen & Steers would be responsible for decisions to buy and sell securities for the Income Explorer Fund, selection of broker-dealers and negotiation of commission rates, as applicable. The Board also considered the potential benefits SunAmerica and Cohen & Steers may derive from soft dollar arrangements, as applicable, including arrangements under which brokers provide research and/or certain limited brokerage services to clients in return for allocating brokerage.

Conclusion. After a full and complete discussion, the Board approved the Income Explorer Advisory Agreement and the Income Explorer Subadvisory Agreement, each for an initial term ending June 30, 2014. Based upon their evaluation of all these factors in their totality, the Board, including the Disinterested Trustees, was satisfied that the terms of the Income Explorer Advisory Agreement and the Income Explorer Subadvisory Agreement were fair and reasonable and in the best interests of the Income Explorer Fund and its shareholders. In arriving at a decision to approve the Income Explorer Advisory Agreement and the Income Explorer Subadvisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and each Disinterested Trustee may have attributed different weights to different factors. The Disinterested Trustees were also assisted by the advice of independent counsel in making this determination.

        SUNAMERICA SPECIALTY SERIES
        TRUSTEE AND OFFICER INFORMATION -- (UNAUDITED)

The following table contains basic information regarding the Trustees who oversee operations of the Funds and other investment companies within the Fund complex.

                                                                                     NUMBER OF
                       POSITION        TERM OF                                        FUNDS IN
       NAME,           HELD WITH     OFFICE AND                                     FUND COMPLEX
    ADDRESS AND       SUNAMERICA      LENGTH OF         PRINCIPAL OCCUPATIONS       OVERSEEN BY       OTHER DIRECTORSHIPS
        AGE*            COMPLEX    TIME SERVED(4)        DURING PAST 5 YEARS         TRUSTEE(1)        HELD BY TRUSTEE(2)
--------------------- ------------ ---------------- ------------------------------  ------------ -------------------------------

DISINTERESTED TRUSTEES

Dr. Judith L. Craven  Trustee      2004-present     Retired.                            75       Director, Belo Corp. (1992 to
Age: 68                                                                                          present); Director, Sysco
                                                                                                 Corp. (1996 to present);
                                                                                                 Director, Luby's, Inc. (1998
                                                                                                 to present).

William F. Devin      Trustee      2004-present     Retired.                            75       Director, Boston Options
Age: 75                                                                                          Exchange (2001 to 2010).

Stephen J. Gutman     Trustee      2004-present     Vice President and Associate        26       None
Age: 70                                             Broker, Corcoran Group (real
                                                    estate) (2003 to present);
                                                    President and Member of
                                                    Managing Directors, Beau
                                                    Brummell Soho, LLC (licensing
                                                    of menswear specialty
                                                    retailing and other
                                                    activities) (1995 to 2009).
                                                    President, SJG Marketing, Inc.
                                                    (2009 to present).

William J. Shea       Trustee      2004-present     Executive Chairman, Lucid,          26       Chairman of the Board, Royal
Age: 65                                             Inc. (medical technology and                 and SunAlliance U.S.A., Inc.
                                                    information); Managing                       (2004 to 2006); Director,
                                                    Director, DLB Capital, LLC                   Boston Private Financial
                                                    (2007 to present) (private                   Holdings (2004 to present).
                                                    equity) (2006 to present).                   Chairman, Demoulas
                                                                                                 Supermarkets (1999 to present).

Richard W. Grant      Trustee      2011 to present  Retired.                            26       None
Age: 68               Chairman of                   Prior to that, attorney and
                      the Board                     partner at Morgan Lewis &
                                                    Bockius LLP (1989 to 2011)

INTERESTED TRUSTEE

Peter A. Harbeck(3)   Trustee      2004-present     President, CEO and Director,        75       None
Age: 59                                             SunAmerica (1995 to present);
                                                    Director, SunAmerica Capital
                                                    Services, Inc. ("SACS") (1993
                                                    to present); Chairman, Advisor
                                                    Group, Inc. (2004 to present).

OFFICERS

John T. Genoy         President    2007-present     Chief Financial Officer,            N/A      N/A
Age: 45                                             SunAmerica (2002 to present);
                                                    Senior Vice President,
                                                    SunAmerica (2003 to present);
                                                    Chief Operating Officer,
                                                    SunAmerica (2006 to present).

Donna M. Handel       Treasurer    2004-present     Senior Vice President,              N/A      N/A
Age: 47                                             SunAmerica (2004 to present).

Gregory N. Bressler   Secretary    2005-present     Senior Vice President and           N/A      N/A
Age: 47                                             General Counsel, SunAmerica
                                                    (2005 to Present).

James Nichols         Vice         2006-present     Director, President and CEO,        N/A      N/A
Age: 47               President                     SACS (2006 to present); Senior
                                                    Vice President, SunAmerica
                                                    (2002 to present).

        SUNAMERICA SPECIALTY SERIES
        TRUSTEE AND OFFICER INFORMATION -- (UNAUDITED) (CONTINUED)

                                                                                    NUMBER OF
                       POSITION       TERM OF                                        FUNDS IN
       NAME,           HELD WITH    OFFICE AND                                     FUND COMPLEX
    ADDRESS AND       SUNAMERICA     LENGTH OF         PRINCIPAL OCCUPATIONS       OVERSEEN BY       OTHER DIRECTORSHIPS
        AGE*            COMPLEX    TIME SERVED(4)       DURING PAST 5 YEARS         TRUSTEE(1)        HELD BY TRUSTEE(2)
--------------------- ------------ --------------  ------------------------------  ------------ ------------------------------

Katherine Stoner      Chief        June 2011 to    Vice President, SunAmerica          N/A      Director, American
Age: 57               Compliance   Present         Asset Management Corp. (May                  General Distributors, Inc.
                      Officer                      2011 to Present); Vice                       (2006 to 2011).
                                                   President, The Variable
                                                   Annuity Life Insurance Company
                                                   ("VALIC") and Western National
                                                   Life Insurance Company ("WNL")
                                                   (2006 to Present); Deputy
                                                   General Counsel and Secretary,
                                                   VALIC and WNL (2007 to
                                                   Present); Vice President,
                                                   VALIC Financial Advisors, Inc.
                                                   and VALIC Retirement Services
                                                   Company (2010 to Present).

Kathleen D. Fuentes   Chief Legal  2013-present    Vice President and Deputy           N/A      N/A
Age: 44               Officer and                  General Counsel, SunAmerica,
                      Assistant                    (2006 to present)
                      Secretary

Timothy Pettee        Vice         2004-present    Chief Investment Officer,           N/A      N/A
Age: 55               President                    SunAmerica (2003 to present)

Gregory R. Kingston   Vice         2004-present    Vice President, SunAmerica          N/A      N/A
Age: 47               President                    (2001 to present)
                      and
                      Assistant
                      Treasurer

Nori L. Gabert        Vice         2004-present    Vice President and Deputy           N/A      N/A
Age: 60               President                    General Counsel, SunAmerica
                                                   (2005-present).

Matthew J. Hackethal  Anti-Money   2006-present    Chief Compliance Officer,           N/A      N/A
Age: 41               Laundering                   SunAmerica (2006 to present).
                      Compliance
                      Officer

--------
* The business address for each Trustee is the Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.
(1) The "Fund Complex" means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the Adviser. The "Fund Complex" includes the Trust (6 funds), the SunAmerica Money Market Funds (1 fund), SunAmerica Equity Funds (2 funds), SunAmerica Income Funds (4 funds), SunAmerica Series, Inc. (4 portfolios), Anchor Series Trust, Inc. (8 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (40 portfolios), VALIC Company I (34 portfolios), VALIC Company II (15 funds) and Seasons Series Trust (21 portfolios).
(2) Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the Investment Company Act of 1940.
(3) Interested Trustee, as defined within the Investment Company Act of 1940, because he or she is an officer and a director of the Adviser and a director of the principal underwriter of the Trust.
(4) Trustees serve until their successors are duly elected and qualified, subject to the Trustee's retirement plan as discussed in Note 12 of the financial statements. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his/her successor is duly elected and qualifies.

Additional information concerning the Trustees is contained in the Statement of Additional Information which is available without charge by calling (800) 858-8850.

        SUNAMERICA SPECIALTY SERIES
        SHAREHOLDER TAX INFORMATION -- OCTOBER 31, 2013 -- (UNAUDITED)

Certain tax information regarding SunAmerica Specialty Series is required to be provided to shareholders based upon each Fund's income and distributions for the taxable period ended October 31, 2013. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year end December 31, 2013. The information necessary to complete your income tax returns will be included with your Form 1099-DIV to be received under separate cover in early 2014.

During the period ended October 31, 2013, the Funds paid the following long-term capital gains along with the percentage of ordinary income dividends that qualified for the 70% dividends received deductions for corporations.

                                                    QUALIFYING % FOR THE
                                      NET LONG-TERM    70% DIVIDENDS
                                      CAPITAL GAINS  RECEIVED DEDUCTION
                                      ------------- --------------------
        2020 High Watermark Fund.....  $        --           -- %
        Alternative Strategies Fund..           --            --
        Global Trends Fund...........           --            --
        Focused Alpha Growth Fund....   34,000,761            --
        Focused Alpha Large-Cap Fund.    8,086,339         38.01
        Income Explorer Fund.........           --          5.88

For the year ended October 31, 2013, certain dividends paid by the following Portfolios may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income:

                    PORTFOLIO                       AMOUNT
                    ---------                     ----------
                    2020 High Watermark Fund..... $       --
                    Alternative Strategies Fund..         --
                    Global Trends Fund...........         --
                    Focused Alpha Growth Fund....         --
                    Focused Alpha Large-Cap Fund.  3,281,834
                    Income Explorer Fund.........    235,019

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED)

As required by the Securities and Exchange Commission, the following graphs compare the performance of a $10,000 investment in the SunAmerica Specialty Series Funds' portfolios to a similar investment in an index or indices. Please note that "inception," as used herein, reflects the date on which a specific class of shares commenced operations. It is important to note that the SunAmerica Specialty Series Funds are professionally managed mutual funds, while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of the largest class of that particular Fund. The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

2020 HIGH WATERMARK FUND

For the annual period ended October 31, 2013, Class A shares of the 2020 High Watermark Fund returned -3.70% (before maximum sales charge), underperforming the Fund's benchmark, the Dow Jones U.S. Target Maturity 2020 Index*, which returned 13.08% for the same period.

The 2020 High Watermark Fund, pursuant to a proprietary methodology developed by the Fund's subadviser, Trajectory Asset Management LLC, seeks to provide investors with risk-controlled exposure to the S&P 500 Index+ along with downside protection and a target maturity. In addition, the Fund, subject to certain conditions, offers a feature that is designed to preserve principal and investment gains over the life of the Fund. It is worth noting that the proprietary methodology used by Trajectory Asset Management LLC continued to result in a very low level of equity exposure for the 2020 High Watermark Fund during the annual period.

Economic expansion continued broadly across the globe during the annual period. Even the Eurozone exited a prolonged recession. In the U.S., headwinds from sectors, such as housing, abated, allowing for persistent, if moderate, economic growth. This rate of growth was sufficiently modest, and its impact on domestic unemployment sufficiently subdued, so as to prompt the U.S. Federal Reserve (the "Fed") to extend its policy of exceptional monetary accommodation throughout the annual period. While the Fed maintained its pace of asset purchases throughout the annual period, it also began to signal in May 2013 that such purchases, which constitute its quantitative easing program, would eventually come to an end. The anticipated "tapering" of its asset purchase program had a major impact on the U.S. Treasury yield curve. The yield on the 10-year U.S. Treasury note rose from approximately 1.7% in November 2012 to approximately 2.5% in October 2013. This increase in yields generated losses for investment holdings in long-term U.S. Treasury securities during the annual period. Conversely, the combination of real economic growth and monetary policy accommodation contributed to strong performance for the U.S. equity markets during the annual period. The S&P 500 Index rose from a level of near 1,400 in November 2012 to 1,750 by October 2013.

The Fund's benchmark, the Dow Jones U.S. Target Maturity 2020 Index had considerable exposure to equity markets during the annual period (44.0% as of October 31, 2013), while, as mentioned above, the Fund had very little exposure to equity markets during the same 12-month period. (The Fund's minimum equity exposure was implemented through S&P 500 Index futures.) The return of the benchmark, therefore, partially reflected the strong performance of equity markets during the annual period, while the performance of the Fund, with nearly all of its assets invested in U.S. government securities and short-term investments, was largely driven by the performance of the U.S. government bond market, which posted negative returns. Further hampering the Fund's relative results was the fact that while the Fund's exposure to fixed income markets during the annual period was derived primarily through U.S. Treasury securities, the benchmark's fixed income exposure derives not only from government securities but also from corporate bonds and mortgage-backed securities. Corporate bonds and mortgage-backed securities outperformed U.S. Treasury securities during the annual period.

--------
Past performance is no guarantee of future results.

* The Dow Jones U.S. Target Maturity 2020 Index is part of a series of balanced indexes with risk profiles that become more conservative over time. The index allocates among stocks, bonds and cash on a monthly basis to hit predefined risk levels. The U.S. Target index series consists of six Dow Jones equity indexes, three AMBAC bond indexes and the one-to-three month T-bill index.

+ The S&P 500 Index is Standard & Poor's 500 Composite Stock Price Index, a widely-recognized, unmanaged index of common stock prices.

Indices are not managed and an investor cannot invest directly into an index.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Since inception, $10,000 invested in 2020 High Watermark Fund Class A shares would be valued at $12,319. The same amount invested in securities mirroring the performance of the Dow Jones Target Maturity 2020 Index would be valued at $18,556.

                   [CHART]

               Dow Jones            2020
            Target Maturity    Highr Watermark
              2020 Index      Fund  Class A/#/
            ---------------   ----------------
 6/24/2004     $10,000           $10,000
 6/30/2004      10,064            10,020
 7/31/2004       9,799             9,810
 8/31/2004       9,863            10,000
 9/30/2004      10,049            10,110
10/31/2004      10,203            10,290
11/30/2004      10,544            10,500
12/31/2004      10,838            10,900
 1/31/2005      10,644            10,840
 2/28/2005      10,782            10,911
 3/31/2005      10,642            10,668
 4/30/2005      10,471            10,699
 5/31/2005      10,828            11,163
 6/30/2005      10,972            11,254
 7/31/2005      11,295            11,365
 8/31/2005      11,286            11,466
 9/30/2005      11,307            11,294
10/31/2005      11,102            10,951
11/30/2005      11,428            11,304
12/31/2005      11,494            11,461
 1/31/2006      11,833            11,605
 2/28/2006      11,832            11,657
 3/31/2006      11,967            11,481
 4/30/2006      11,993            11,430
 5/31/2006      11,718            11,079
 6/30/2006      11,741            11,110
 7/31/2006      11,706            11,254
 8/31/2006      11,947            11,646
 9/30/2006      12,106            12,007
10/31/2006      12,400            12,348
11/30/2006      12,655            12,678
12/31/2006      12,661            12,618
 1/31/2007      12,839            12,687
 2/28/2007      12,864            12,641
 3/31/2007      12,938            12,630
 4/30/2007      13,224            13,109
 5/31/2007      13,504            13,315
 6/30/2007      13,344            12,972
 7/31/2007      13,053            12,755
 8/31/2007      13,193            12,995
 9/30/2007      13,458            13,418
10/31/2007      13,660            13,692
11/30/2007      13,342            13,475
12/31/2007      13,303            13,287
 1/31/2008      12,937            12,679
 2/29/2008      12,720            12,388
 3/31/2008      12,668            12,325
 4/30/2008      13,061            12,553
 5/31/2008      13,264            12,553
 6/30/2008      12,604            11,856
 7/31/2008      12,580            11,704
 8/31/2008      12,809            12,008
 9/30/2008      11,969            11,223
10/31/2008      10,534             9,804
11/30/2008      10,245            10,374
12/31/2008      10,601            11,072
 1/31/2009      10,136            10,426
 2/28/2009       9,576            10,374
 3/31/2009      10,031            10,865
 4/30/2009      10,768            10,451
 5/31/2009      11,066            10,219
 6/30/2009      11,134            10,271
 7/31/2009      11,702            10,309
 8/31/2009      12,014            10,464
 9/30/2009      12,373            10,671
10/31/2009      12,165            10,619
11/30/2009      12,529            10,813
12/31/2009      12,721            10,331
 1/31/2010      12,613            10,541
 2/28/2010      12,871            10,581
 3/31/2010      13,273            10,410
 4/30/2010      13,550            10,594
 5/31/2010      13,116            10,896
 6/30/2010      12,859            11,290
 7/31/2010      13,348            11,382
 8/31/2010      13,147            11,882
 9/30/2010      13,758            11,855
10/31/2010      14,015            11,777
11/30/2010      14,069            11,711
12/31/2010      14,431            11,201
 1/31/2011      14,563            11,201
 2/28/2011      14,846            11,188
 3/31/2011      14,923            11,174
 4/30/2011      15,221            11,322
 5/31/2011      15,261            11,630
 6/30/2011      15,105            11,523
 7/31/2011      15,051            11,925
 8/31/2011      14,734            12,610
 9/30/2011      14,234            12,932
10/31/2011      15,040            12,690
11/30/2011      14,983            12,864
12/31/2011      15,097            13,094
 1/31/2012      15,567            13,231
 2/29/2012      15,880            13,094
 3/31/2012      16,034            12,848
 4/30/2012      16,076            13,176
 5/31/2012      15,650            13,573
 6/30/2012      15,924            13,504
 7/31/2012      16,080            13,696
 8/31/2012      16,309            13,655
 9/30/2012      16,500            13,627
10/31/2012      16,409            13,573
11/30/2012      16,507            13,696
12/31/2012      16,643            13,588
 1/31/2013      17,056            13,378
 2/28/2013      17,209            13,546
 3/31/2013      17,543            13,560
 4/30/2013      17,721            13,714
 5/31/2013      17,758            13,308
 6/30/2013      17,505            13,001
 7/31/2013      18,012            12,959
 8/31/2013      17,744            12,819
 9/30/2013      18,158            12,987
10/31/2013      18,556            13,071



                       Class A            Class C            Class I
                  ------------------ ------------------ ------------------
                  Average            Average            Average
   2020 High      Annual  Cumulative Annual  Cumulative Annual  Cumulative
Watermark Fund#   Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     -9.28%    -3.70%   -5.24%    -4.29%   -3.22%    -3.22%
--------------------------------------------------------------------------
5 Year Return      4.68%    33.32%    5.21%    28.93%    6.39%    36.29%
--------------------------------------------------------------------------
10 Year Return       N/A       N/A      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------
Since Inception*   2.26%    30.71%    2.36%    24.35%    2.50%    23.97%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 06/25/04; Class C: 06/25/04; Class I: 02/18/05
# For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ending October 31, 2013, the 2020 High Watermark
Class A returned -9.28%, compared to 13.08% for the Dow Jones Target Maturity 2020 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA ALTERNATIVE STRATEGIES FUND

For the year ended October 31, 2013, Class A shares of the SunAmerica Alternative Strategies Fund returned -9.52% (before maximum sales charge). The Fund underperformed the Alternative Strategies Blended Benchmark, a benchmark composed of approximately 33% each of the S&P GSCI Light Energy TR Index, HFRX Equal Weighted Strategies Index and S&P Diversified Trends Indicator (DTI). This blended benchmark returned 0.98% for the annual period. The Fund also underperformed the S&P 500 Index, a broad-based equity market index, which returned 27.18% for the same period.*

The Fund provides investors with exposure to commodities, hedge funds and managed futures. In pursuing these strategies, the Fund employs the use of derivatives, including commodity-linked notes, hedge fund-linked notes, futures and options. The Fund may invest in futures as part of its strategy to gain commodity or hedge fund exposure and also employs futures extensively as part of its managed futures strategy. Within the Fund's managed futures strategy, the Fund may take long or short positions in futures. A long position will benefit from an increase in price of the underlying managed futures instruments, while a short position will benefit from a decrease in price of the underlying futures instruments.

During the annual period, the Fund's commodities component outperformed its blended benchmark component, however the hedge funds and managed futures components each underperformed their respective blended benchmark components and thus detracted from the performance of the total Fund versus the blended benchmark. The Fund's underperformance versus the S&P 500 Index was due to the lower correlation between the Fund's investments and the broad equity markets. That is, the Fund and broad-based equity markets performed differently.

The commodities markets were affected during the annual period by a rebound in U.S. crop production, which weighed on grain price levels. Despite a late start to the planting season, large historical planted acreage enjoyed favorable growing conditions, and yields per harvested acre strengthened. Industrial metals faced overcapacity and loose physical market balances over the period, which weighed on price levels as China's central government worked slowly to curb its property sector and regulate its financial sector. Precious metal prices deteriorated during the annual period, as sustained liquidations in exchange-traded gold -- along with a contracting European Central Bank balance sheet and prospects of Federal Reserve ("Fed") tapering -- amplified headwinds to prices. Energy prices were supported by strong seasonal refinery demand for crude oil during the annual period, especially in the peak summer months, and infrastructure de-bottlenecking, allowing crude oil to flow with more ease from regional hubs. Natural gas prices were lower as the annual period progressed due to ramping U.S. shale gas production and seasonal demand factors.

The Fund's investments in commodity-linked notes written against the S&P GSCI Index* boosted relative returns, as the S&P GSCI Index outperformed the S&P GSCI Light Energy TR Index. However, both indices posted negative absolute returns during the annual period. The commodities component of the Fund outperformed its blended benchmark component, the S&P GSCI Light Energy TR Index, but did not outperform the S&P GSCI Index due to relative value positioning in the petroleum complex through the use of futures.

The hedge fund component had a negative bias to the equity markets for much of the annual period based on a view of underlying instability in developed markets, especially through the lens of the labor market. Sustained quantitative easing from the Fed and cost controls in the corporate sector fueled rising equity indices during the annual period, as the transmission to the real economy remained muted. The negative bias was expressed in the Fund's short exposure to equity index futures, especially European equity index futures. Bond and precious metal volatility brought an unfamiliar element to the capital markets during the summer months, as the timescale for Fed tapering of quantitative easing was brought to the forefront and the impact of the U.S. government shutdown remained nebulous. The Fund's positive bias toward defensive assets was expressed through precious metal and bond exchange-traded fund holdings.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)


Overall, the managed futures component of the Fund suffered losses in the first eight months of the annual period, due to conflicting technical signals in the short- and medium-term, changes in relative valuations and a broadly bearish stance on particular markets influenced by unconventional monetary policy. Commodity views in the managed futures component were hurt by a jagged fundamental shift in the agriculture markets from a tight inventory environment to a more plentiful one and the pace of Chinese imports of raw materials. Precious metal views were challenged by gold liquidations and inflation expectations. The global equity index component view during the annual period was dominated by one of over-exuberant buying that would correct based on a contracting European Central Bank balance sheet and the prospects of Fed tapering. This was a challenging view, as major equity indices spent the bulk of the annual period above their trend line, with many signals of overbought technical conditions. Currency and interest rate components of the strategy faced similar challenges to the equity index futures component, as central bankers remained guarded and surprised the market through the annual period with their monetary policy.

Derivative exposure in the Fund also had an impact on overall Fund performance. Equity futures and options had a negative impact on Fund performance, as did interest rate futures. Commodity contracts and options and foreign exchange futures contracts detracted from Fund performance as well.

--------
Past performance is no guarantee of future results. Diversification does not guarantee a profit or protect against a loss.

* The S&P GOLDMAN SACHS COMMODITY INDEX (GSCI) LIGHT ENERGY TOTAL RETURN (TR) INDEX is a sub-index of the S&P Goldman Sachs Commodity Index (GSCI) and tracks the performance of commodity futures using the same conventions as the S&P GSCI. The S&P GSCI Light Energy TR Index uses 1/4 of the S&P GSCI contract production weights for the energy components. The S&P GSCI is a composite index of commodity sector returns representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities including, but not limited to, Agriculture, Energy, Non-Energy, Industrial Metals, Precious Metals, Softs and Livestock. The returns are calculated on a fully collateralized basis with full reinvestment. The combination of these attributes provides investors with a representative and realistic picture of realizable returns attainable in the commodities markets. Individual components qualify for inclusion in the S&P GSCI on the basis of liquidity and are weighted by their respective world production quantities. The principles behind the construction of the index are public and designed to allow easy and cost-efficient investment implementation. The HEDGE FUND RESEARCH (HFRX) EQUAL WEIGHTED STRATEGIES INDEX is calculated by equally weighting these eight hedge strategies with fixed weights for each strategy: convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value arbitrage. The S&P'S DIVERSIFIED TRENDS INDICATOR ("S&P DTI") is a diversified composite of commodity and financial futures designed to provide exposure to major global market trends. The S&P DTI is a composite of 24 highly liquid futures grouped into 14 sectors, evenly weighted between financials and physical commodities. The S&P 500 INDEX is Standard & Poor's 500 Composite Stock Price Index, a widely-recognized, unmanaged index of common stock prices. Indices are not managed and an investor cannot invest directly in an index.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Since inception, $10,000 invested in Alternative Strategies Fund Class A shares would be valued at $8,018. The same amount invested in securities mirroring the performance of the Blended Benchmark (S&P GSCI Light Energy TR Index (33%), Hedge Fund Research Equal Weighted Strategies Index (33%) and S&P Diversified Trends Indicator (33%)) and the S&P 500 Index would be valued at $9,775 and $20,313, respectively.

                         [CHART]

                  SunAmerica       SunAmerica
                  Alternative      Alternative
                  Strategies       Strategies
               Blend - new Index   Class A/#/  S&P 500 Index
               -----------------  -----------  -------------
 11/4/2008         $10,000          $10,000      $10,000
11/30/2008           9,632            9,690        9,306
12/31/2008           9,286            9,480        9,405
 1/31/2009           9,138            9,110        8,612
 2/28/2009           8,991            8,800        7,695
 3/31/2009           8,982            9,080        8,369
 4/30/2009           8,943            9,250        9,170
 5/31/2009           9,531            9,860        9,683
 6/30/2009           9,398            9,850        9,702
 7/31/2009           9,487            9,980       10,436
 8/31/2009           9,518           10,000       10,813
 9/30/2009           9,620           10,090       11,217
10/31/2009           9,742           10,220       11,008
11/30/2009           9,950           10,400       11,668
12/31/2009           9,929           10,367       11,894
 1/31/2010           9,574           10,127       11,466
 2/28/2010           9,731           10,297       11,821
 3/31/2010           9,776           10,428       12,535
 4/30/2010           9,829           10,548       12,733
 5/31/2010           9,426           10,066       11,716
 6/30/2010           9,402           10,056       11,102
 7/31/2010           9,550           10,187       11,880
 8/31/2010           9,431           10,056       11,344
 9/30/2010           9,805           10,327       12,356
10/31/2010          10,097           10,548       12,827
11/30/2010          10,009           10,478       12,828
12/31/2010          10,590           10,846       13,686
 1/31/2011          10,752           11,095       14,010
 2/28/2011          10,942           11,178       14,490
 3/31/2011          11,040           11,323       14,496
 4/30/2011          11,212           11,498       14,925
 5/31/2011          10,908           11,095       14,756
 6/30/2011          10,579           10,722       14,510
 7/31/2011          10,679           10,919       14,215
 8/31/2011          10,580           11,923       13,443
 9/30/2011           9,885           12,151       12,498
10/31/2011          10,028           11,095       13,864
11/30/2011          10,013           11,167       13,833
12/31/2011           9,952           10,896       13,975
 1/31/2012          10,054           10,172       14,601
 2/29/2012          10,149           10,140       15,233
 3/31/2012          10,044            9,761       15,734
 4/30/2012           9,945            9,740       15,635
 5/31/2012           9,581           10,204       14,695
 6/30/2012           9,557            9,804       15,301
 7/31/2012           9,860            9,858       15,513
 8/31/2012           9,988            9,826       15,863
 9/30/2012           9,918            9,599       16,273
10/31/2012           9,680            9,426       15,972
11/30/2012           9,719            9,329       16,065
12/31/2012           9,730            9,199       16,211
 1/31/2013           9,911            9,177       17,051
 2/28/2013           9,758            9,026       17,283
 3/31/2013           9,794            9,091       17,931
 4/30/2013           9,723            8,767       18,276
 5/31/2013           9,680            8,637       18,704
 6/30/2013           9,692            8,605       18,453
 7/31/2013           9,821            8,713       19,391
 8/31/2013           9,856            8,810       18,830
 9/30/2013           9,787            8,572       19,420
10/31/2013           9,775            8,507       20,313



                       Class A            Class C            Class W
                  ------------------ ------------------ ------------------
                  Average            Average            Average
  Alternative     Annual  Cumulative Annual  Cumulative Annual  Cumulative
Strategies Fund#  Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     -14.70%   -9.52%   -10.87%   -9.97%   -9.15%    -9.15%
--------------------------------------------------------------------------
5 Year Return         N/A      N/A       N/A      N/A      N/A       N/A
--------------------------------------------------------------------------
10 Year Return        N/A      N/A       N/A      N/A      N/A       N/A
--------------------------------------------------------------------------
Since Inception*   -4.33%  -14.93%    -3.82%  -17.66%   -2.99%   -14.06%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 11/04/08; Class C: 11/04/08; Class W: 11/04/08
# For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ending October 31, 2013, the Alternative Strategies Fund Class A returned -14.70%, compared to 0.98% for the Blended Benchmark (S&P GSCI Light Energy TR Index (33%), Hedge Fund Research Equal Weighted Strategies Index (33%) and S&P Diversified Trends Indicator (33%)) and 27.18% for the S&P 500 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA GLOBAL TRENDS FUND

For the year ended October 31, 2013, Class A shares of the SunAmerica Global Trends Fund returned 5.25% (before maximum sales charge), underperforming a blended benchmark composed of 50% MSCI ACWI (Net) and 50% Citigroup World Government Bond Index (hedged).* The blended benchmark returned 12.09% for the same period. The MSCI ACWI (Net), a broad-based equity market index, returned 23.29% for the 12 months ended October 31, 2013.

The SunAmerica Global Trends Fund is an open-end mutual fund, sub-advised by Wellington Management Company LLP. The Fund's investment strategy involves investing in futures instruments that provide exposure to ten asset classes, including asset classes within the global equity and fixed income markets, commodities and currencies. The portfolio management team utilizes rules-based indicators and technical analysis to allocate and adjust the Fund's exposure to these ten asset classes depending on the positive or negative signals identified for each. The Fund's exposure to each of these ten asset classes will generally be between 0% and 10% of the value of the Fund's net assets, however, exposure to a particular asset class may be overweighted to up to 20%. Accordingly, the Fund's investment exposure to an asset class will fluctuate during the annual period depending on these signals.

The Fund is designed to offer diversification and reduce volatility by adjusting its exposure to the various asset classes in which it invests. During the annual period, the Fund's market positioning overall was not beneficial. While the Japanese, U.S., German and U.K. equity markets performed well, the upward path was choppy. Without a clear trend to follow in many markets, the Fund struggled. Indeed, this period of range-bound volatility has already lasted longer than most previous similarly-trendless periods. We believe it has been lengthened in part due to extreme policy interventions by central banks. In addition, central bank monetary policy intervention has resulted in range-bound volatility breaking to an upward market trend more often than this has occurred in the past.

Looking more closely at the annual period world-wide, global equities finished 2012 on a strong note, despite concerns about the looming U.S. fiscal cliff, tepid corporate revenue results and economic malaise in Europe. Equities continued their climb in the first quarter of 2013, nearing an all-time high. Solid corporate earnings results and favorable global liquidity dynamics lifted enthusiasm for stocks. Further monetary easing by the Bank of Japan ("BoJ") and a steadily improving U.S. economy fueled the extension of a now four-year-old market rally. Solid gains in April and May 2013 partially unwound as markets moved lower in June. Following a dramatic shift in monetary policy by the BoJ to more aggressive management of a 2% inflation target, Japanese equities soared. U.S. equities also outperformed most global equity indices, as the U.S. economy appeared relatively stable compared to other countries. Although investors initially reacted negatively to news in May 2013 that the Federal Reserve (the "Fed") might slow its bond-buying program sooner than expected, U.S. equities recovered toward the end of the second calendar quarter. During the third quarter of 2013, encouraging data in China, further evidence of a European economic recovery and solid corporate earnings contributed to the broad-based global equities rally. Additionally, accommodative rhetoric from the European Central Bank (ECB) and the Fed increased investors' risk appetites. The surprising "no taper" decision by the Fed in mid-September 2013 eased near-term concerns about rapidly rising interest rates derailing the economic recovery. Toward the end of the annual period, the equity rally was almost derailed by a U.S. government shutdown and a near default by the U.S. on its debt obligations, but a last-minute deal helped push global equities higher in October.

During the last several months of the annual period, long-term global sovereign yields continued their march higher, and most spread, or non-government bond, segments of the fixed income market recovered from the second calendar quarter's sell-off. The fixed income market adjusted to the idea of Fed tapering, and economic data pointed to sustained momentum in the global economic recovery. In October 2013, a partial U.S. government shutdown and subsequent debt ceiling showdown pushed consensus estimates for initial Fed tapering into 2014, and most spread sectors rallied through the end of the annual period. Most government bond yields declined in October 2013; the performance of currencies was mixed versus the U.S. dollar, and corporate spreads tightened.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)


The Fund's allocation to developed equities contributed positively to returns, particularly its exposure to Japanese, U.S. and German equities. The Fund's positioning in Japanese equities proved particularly helpful, as Japanese equities exhibited an upward trend during the annual period, albeit with considerable volatility. As a result, the Fund was able to capture a portion of the Japanese equity market's returns, although not all. The Fund's exposure to U.S. equities was also additive to performance during the annual period. The Fund was overweight U.S. equities with an allocation of approximately 12% for most of the annual period, as a strong trend persisted in this market. Similarly, German equities experienced an upward path in prices. As a result, exposure to German equities allowed the Fund to participate in this trend. Overall, U.K. equities were up, as the country experienced better-than-expected retail sales and services data early in the annual period. However, as the annual period progressed, the U.K. equity market lacked a clear trend. Our models signaled the Fund into the U.K. equity market for part of the annual period, which contributed modestly to performance. Still, the Fund was not positioned to capture the quick reversals that brought the market into positive territory.

The Fund benefited from the timing of its exposure in both Hong Kong and South Korean equities. Our strategy models detected positive trends in these markets and positioned the Fund to participate in these upward trends. Some of the positive results, however, were offset by trading through the downturn in Hong Kong equities during August 2013.

Both U.S. and non-U.S. fixed income markets looked healthy for the first half of the annual period due to bond yields falling in both Germany and the U.S. However, during the second calendar quarter and the first part of the third quarter of 2013, government bond markets responded to speculation that the Fed would cut stimulus sooner than expected, causing bond prices to fall and yields to rise. Most spread sectors finished strong during the final month of the annual period, after the U.S. averted a potential default. Overall, the Fund's exposure to German bunds contributed positively to results, while positioning in U.S. Treasuries detracted.

The Fund utilized forward currency contracts to gain exposure to emerging market currencies. During the annual period, emerging market currencies weighed negatively on performance, as the Fund's tactical exposure to the Brazilian real and Polish zloty detracted from its results. Such detractors were partially offset by positive results from exposure to the Mexican peso.

In aggregate, the Fund's exposure to commodities was the largest detractor from its returns during the annual period. Exposure to corn detracted most from performance, as the commodity fell into a downtrend during the second half of the annual period. Positioning within silver and gold also hurt the Fund's results. Despite oil's higher prices during the annual period, the increase entailed significant volatility and lacked a sustained trend, resulting in our timing of positioning weighing negatively on the Fund's performance. Sugar and copper prices fell during the annual period, and while the Fund's positioning detracted from returns, the Fund was able to avoid the full downtrend in these commodities.

The Fund seeks to meet its investment objective by primarily investing in derivative instruments to obtain exposure across a diversified, broad-based spectrum of asset classes. During the period, both exchange traded futures (equity, commodity, and fixed income) and currency forwards were used to achieve timely exposure to various asset classes and to maximize the return-risk tradeoff. Derivatives are expected to have a large impact on the performance of the Fund. Within derivatives, commodity futures detracted from Fund performance during the annual period; however, derivatives overall contributed to the Fund's absolute performance.

--------
Past performance is no guarantee of future results. Diversification does not guarantee a profit or protect against a loss.

* The MSCI ACWI (ALL COUNTRY WORLD INDEX) (NET) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. It consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The CITIGROUP WORLD GOVERNMENT BOND INDEX (WGBI) (HEDGED) is a market capitalization-weighted bond index consisting of the government bond markets of 23 developed countries. Country eligibility in the WGBI is determined by market size, credit and barriers-to-entry requirement criteria. The index includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of US$25 million. Indices are not managed and an investor cannot invest directly in an index.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Since inception, $10,000 invested in the Global Trends Fund Class A shares would be valued at $9,741. The same amount invested in securities mirroring the performance of the Blended Benchmark (MSCI ACWI (net) (50%) and the Citigroup World Government Bond Index (WGBI) (hedged) (50%)) and the MSCI ACWI (net) would be valued at $11,898 and $12,659, respectively.

                              [CHART]

             SunAmerica Global    SunAmerica
              Trends Blended    Global Trends
                   Index       Fund Class A/#/  MSCI ACWI (Net)
             ----------------- ---------------  ---------------
 6/15/2011       $10,000          $10,000          $10,000
 6/30/2011        10,159           10,067           10,347
 7/31/2011        10,122           10,247           10,178
 8/31/2011         9,846           10,173            9,435
 9/30/2011         9,435           10,040            8,544
10/31/2011         9,904           10,300            9,459
11/30/2011         9,742           10,100            9,176
12/31/2011         9,816            9,917            9,158
 1/31/2012        10,135           10,236            9,690
 2/29/2012        10,399           10,528           10,178
 3/31/2012        10,420           10,433           10,246
 4/30/2012        10,391           10,419           10,128
 5/31/2012         9,995            9,992            9,220
 6/30/2012        10,223            9,944            9,676
 7/31/2012        10,345            9,896            9,808
 8/31/2012        10,463            9,985           10,021
 9/30/2012        10,644           10,012           10,337
10/31/2012        10,615            9,829           10,268
11/30/2012        10,721            9,896           10,399
12/31/2012        10,842           10,005           10,635
 1/31/2013        11,067           10,134           11,125
 2/28/2013        11,098           10,019           11,123
 3/31/2013        11,240           10,148           11,326
 4/30/2013        11,460           10,236           11,650
 5/31/2013        11,359           10,189           11,618
 6/30/2013        11,136           10,121           11,278
 7/31/2013        11,420           10,256           11,818
 8/31/2013        11,285           10,107           11,572
 9/30/2013        11,616           10,236           12,170
10/31/2013        11,898           10,338           12,659



                       Class A            Class C            Class W
                  ------------------ ------------------ ------------------
                  Average            Average            Average
    Global        Annual  Cumulative Annual  Cumulative Annual  Cumulative
  Trends Fund#    Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     -0.78%    5.25%     3.59%    4.59%     5.52%    5.52%
--------------------------------------------------------------------------
5 Year Return        N/A      N/A       N/A      N/A       N/A      N/A
--------------------------------------------------------------------------
10 Year Return       N/A      N/A       N/A      N/A       N/A      N/A
--------------------------------------------------------------------------
Since Inception*  -1.10%    3.38%     0.75%    1.79%     1.60%    3.84%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 06/15/11; Class C: 06/15/11; Class W: 06/15/11 # For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund.

For the 12 month period ending October 31, 2013, the Global Trends Fund Class A returned -0.78%, compared to 12.09% for the Blended Benchmark (MSCI ACWI (net) (50%) and the Citigroup World Government Bond Index (WGBI) (hedged) (50%)) and 23.29% for the MSCI ACWI (net). (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum sales charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA FOCUSED ALPHA GROWTH FUND

For the 12-month period ended October 31, 2013, Class A shares of the SunAmerica Focused Alpha Growth Fund returned 30.45% (before maximum sales charge), outperforming its benchmark, the Russell 3000(R) Growth Index*, which returned 29.16% for the same period.

The SunAmerica Focused Alpha Growth Fund brings together Marsico Capital Management LLC ("Marsico") and BAMCO Inc. ("BAMCO"), well-known equity managers who each contribute stock picks to the Fund's portfolio. Marsico emphasizes large-cap growth investing, while BAMCO focuses on small/mid-cap growth opportunities. The Fund managers' combined stock picks, blending different investment styles, are designed to offer the potential for attractive returns over the long term.

BELOW, TOM MARSICO, PORTFOLIO MANAGER AT MARSICO CAPITAL MANAGEMENT, LLC, DISCUSSES MARSICO'S PORTION OF THE FUND'S PERFORMANCE DURING THE ANNUAL PERIOD. MARSICO MANAGES THE LARGE-CAP GROWTH PORTION OF THE FUND'S PORTFOLIO.

The annual period extended the equity bull market that began in March 2009, though upward trends were punctuated by periods of choppiness during the economic recovery. Against this backdrop of volatility, our portion of the Fund outperformed the Russell 3000 Growth Index during the annual period, with stock selection contributing positively to relative results.

Stock selection in the Information Technology sector helped most, with positions in Internet search company Google, social networking company Facebook and credit card processing company Visa among the top individual contributors to performance. Select holdings in the Health Care sector also helped relative results, as positions in biotechnology companies Gilead Sciences, our portion of the Fund's greatest individual contributor to relative performance during the annual period, and Biogen Idec boosted results. A holding in specialty chemicals company LyondellBasell Industries of the Materials sector also added to our portion of the Fund's performance.

Only partially offsetting these positive contributors was positioning in the Consumer Discretionary sector. Although our portion of the Fund's holdings in the Consumer Discretionary sector posted a more than 35% return during the annual period, they lagged, in aggregate, the more than 40% sector return in the Russell 3000 Growth Index, thereby hampering performance. In particular, a position in discount retail store operator Dollar General was a significant detractor. A position in brewer Anheuser-Busch InBev of the Consumer Staples sector also weighed on performance during the annual period.

Sector allocation overall contributed positively to relative results as well. While sector allocation is not a consideration in our portfolio construction but rather a residual of our stock selection process, our portion of the Fund did benefit from overweighted positions in the strongly performing Consumer Discretionary and Health Care sectors and from an underweighted position in the Information Technology sector, which was the weakest performing sector in the Russell 3000 Growth Index during the annual period. An underweighted allocation to Energy, which was among the top performing sectors in the Russell 3000 Growth Index during the annual period, detracted.

BELOW, RON BARON, PORTFOLIO MANAGER AT BAMCO, INC., DISCUSSES BAMCO'S PORTION OF THE FUND'S PERFORMANCE DURING THE ANNUAL PERIOD. BAMCO MANAGES THE SMALL/MID-CAP PORTION OF THE FUND'S PORTFOLIO.

While our portion of the Fund produced robust double-digit absolute gains during the annual period, it lagged the Russell 3000 Growth Index on a relative basis. Equities rallied meaningfully during the annual period, but the advance was characterized by outperformance of lower quality companies with low return on equity, low operating margins, high betas, volatile earnings growth, a combination of high and negative projected earnings growth, negative trailing earnings and speculative credit ratings, among other factors. Our portion of the Fund employs a long-term approach and does not change its investment style over short-term time horizons to take advantage of certain trends. We try to avoid lower quality companies and instead seek to invest in businesses we regard as

92

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        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

more likely to grow over the long term. These businesses typically possess lower leverage, are more profitable, have strong barriers to competition and have substantial recurring revenues and earnings. Our portion of the Fund participated materially in the equity market uptrend during the annual period, but does tend to perform better in more normalized conditions when outperformance is likely to be driven by higher quality companies.

The underperformance of our portion of the Fund was primarily due to stock selection within the Health Care, Financials and Consumer Discretionary sectors. Within Health Care, shares of Edwards Lifesciences, a leading manufacturer of heart valves used in surgical and transcatheter heart valve replacement, fell after the company reported disappointing quarterly results and lowered 2013 financial guidance. Within Financials, the primary detractor was American Campus Communities, a developer and operator of student housing, organized as a real estate investment trust (REIT). The company's shares decreased during the annual period, as increased supply in some of its markets led to weaker lease rates. Additionally, REITs in general were hurt due to concerns about rising interest rates. Weakness in the Consumer Discretionary sector was largely attributable to underperformance of Dick's Sporting Goods, a retailer of sporting goods equipment and apparel. Shares of Dick's Sporting Goods remained range-bound since late 2012 after investors became concerned about the Christmas season and discounting.

Such detractors were partially offset by strong performance of investments within the Information Technology, Industrials, Energy, Consumer Staples and Utilities sectors. Within Information Technology, strong performance by FactSet Research Systems, which provides financial information globally, added the most value. Shares of FactSet Research Systems, our portion of the Fund's largest holding in the sector, rose during the annual period, as the company was able to grow revenue and earnings at attractive rates by taking market share and increasing client penetration. Strength in Industrials was mainly due to strong performance of Colfax, a diversified global industrial manufacturing and engineering company that provides gas and fluid handling technology products to commercial and governmental customers. Within Energy, positions in Concho Resources and Frank's International, new additions to our portion of the Fund during the annual period, both performed well. Favorable stock selection in Consumer Staples was mostly attributable to the strong performance of Church & Dwight, a consumer products company of household and personal care items. Within Utilities, our portion of the Fund's only holding in the sector, ITC Holdings, the nation's largest independent transmissions company, also contributed to relative performance.

At BAMCO, we construct our portion of the Fund from the bottom up, one stock at a time. Each stock is included in the portfolio if it meets our rigorous investment criteria. To help manage risk, we are aware of our sector and security weights, but we do not include a holding to achieve a target sector allocation or to approximate an index. Exposure to any given sector is purely a result of our stock selection process. That said, sector allocation overall contributed positively to relative results during the annual period. In particular, having an underweighted exposure to the Information Technology sector, which was the worst-performing sector in the Russell 3000 Growth Index during the annual period, boosted performance. Our portion of the Fund's overweighted exposure to the Consumer Discretionary and Industrials sectors, which each outpaced the Russell 3000 Growth Index, also added value. Only partially offsetting these positive contributors was our portion of the Fund's lack of exposure to the strongly-performing biotechnology and pharmaceuticals industries in the Health Care sector, which detracted from relative performance.
--------
Past performance is no guarantee of future results.

* The RUSSELL 3000 GROWTH INDEX measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index consists of the 3,000 largest U.S. companies based on total market capitalization. Indices are not managed and an investor cannot invest directly into an index.

Because focused mutual funds are less diversified than typical mutual funds, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases risk. Stocks of small-cap and mid-cap companies are generally more volatile than and not as readily marketable as those of larger companies, and may have less resources and a greater risk of business failure than do large companies.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be part of current portfolio construction.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Since inception, $10,000 invested in the Focused Alpha Growth Fund Class A shares would be valued at $20,248. The same amount invested in securities mirroring the performance of the Russell 3000(R) Growth Index would be valued at $18,314.

                     [CHART]

             Russell 3000/R/ Focused Alpha Growth
              Growth Index     Fund Class A/#/
             --------------- --------------------
 7/28/2005     $10,000          $10,000
 7/31/2005       9,936            9,979
 8/31/2005       9,807            9,817
 9/30/2005       9,855           10,188
10/31/2005       9,735            9,906
11/30/2005      10,167           10,497
12/31/2005      10,136           10,527
 1/31/2006      10,384           10,936
 2/28/2006      10,364           10,903
 3/31/2006      10,549           11,217
 4/30/2006      10,533           11,222
 5/31/2006      10,139           10,955
 6/30/2006      10,103           11,035
 7/31/2006       9,882           10,509
 8/31/2006      10,189           10,907
 9/30/2006      10,451           11,125
10/31/2006      10,844           11,569
11/30/2006      11,063           12,171
12/31/2006      11,095           12,356
 1/31/2007      11,373           13,000
 2/28/2007      11,174           12,367
 3/31/2007      11,238           12,390
 4/30/2007      11,748           12,759
 5/31/2007      12,180           13,008
 6/30/2007      12,007           12,648
 7/31/2007      11,783           12,384
 8/31/2007      11,980           12,830
 9/30/2007      12,469           13,899
10/31/2007      12,905           14,631
11/30/2007      12,395           14,256
12/31/2007      12,360           13,922
 1/31/2008      11,382           12,803
 2/29/2008      11,143           11,976
 3/31/2008      11,075           11,684
 4/30/2008      11,655           12,535
 5/31/2008      12,101           12,899
 6/30/2008      11,242           12,080
 7/31/2008      11,063           11,708
 8/31/2008      11,194           12,066
 9/30/2008       9,900           10,577
10/31/2008       8,125            9,053
11/30/2008       7,454            8,161
12/31/2008       7,608            8,204
 1/31/2009       7,226            7,818
 2/28/2009       6,668            7,239
 3/31/2009       7,263            7,670
 4/30/2009       7,988            8,596
 5/31/2009       8,378            8,982
 6/30/2009       8,485            8,828
 7/31/2009       9,091            9,684
 8/31/2009       9,272            9,882
 9/30/2009       9,683           10,446
10/31/2009       9,510           10,182
11/30/2009      10,073           10,666
12/31/2009      10,424           11,034
 1/31/2010       9,968           10,585
 2/28/2010      10,317           10,983
 3/31/2010      10,931           11,801
 4/30/2010      11,079           12,104
 5/31/2010      10,242           11,232
 6/30/2010       9,668           10,579
 7/31/2010      10,353           11,432
 8/31/2010       9,848           11,009
 9/30/2010      10,923           12,539
10/31/2010      11,441           13,149
11/30/2010      11,603           13,625
12/31/2010      12,262           14,586
 1/31/2011      12,543           14,773
 2/28/2011      12,980           15,504
 3/31/2011      13,035           16,336
 4/30/2011      13,474           16,979
 5/31/2011      13,317           16,261
 6/30/2011      13,118           16,232
 7/31/2011      12,954           16,382
 8/31/2011      12,236           15,393
 9/30/2011      11,294           13,590
10/31/2011      12,575           15,003
11/30/2011      12,569           14,462
12/31/2011      12,530           14,291
 1/31/2012      13,292           15,225
 2/29/2012      13,913           16,152
 3/31/2012      14,357           16,978
 4/30/2012      14,318           17,024
 5/31/2012      13,392           15,868
 6/30/2012      13,780           16,121
 7/31/2012      13,932           16,465
 8/31/2012      14,317           16,596
 9/30/2012      14,608           16,902
10/31/2012      14,180           16,473
11/30/2012      14,408           16,641
12/31/2012      14,435           16,355
 1/31/2013      15,079           17,257
 2/28/2013      15,264           17,543
 3/31/2013      15,853           18,419
 4/30/2013      16,155           18,826
 5/31/2013      16,494           19,346
 6/30/2013      16,200           19,000
 7/31/2013      17,089           19,719
 8/31/2013      16,792           19,407
 9/30/2013      17,575           20,560
10/31/2013      18,314           21,488




                       Class A            Class C            Class W
                  ------------------ ------------------ ------------------
                  Average            Average            Average
 Focused Alpha    Annual  Cumulative Annual  Cumulative Annual  Cumulative
  Growth Fund#    Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     22.96%    30.45%   28.66%    29.66%   30.76%    30.76%
--------------------------------------------------------------------------
5 Year Return     17.47%   137.37%      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------
10 Year Return       N/A       N/A      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------
Since Inception*   8.92%   114.88%   21.42%    41.06%   22.41%    43.11%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 07/28/05; Class C: 01/24/12; Class W: 01/24/12
# For the purpose of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ending October 31, 2013, the Focused Alpha Growth Class A returned 22.96%, compared to 29.16% for the Russell 3000(R) Growth Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund Shares.)

The Fund acquired the assets and assumed the liabilities of the SunAmerica Focused Alpha Growth Fund, Inc. (the "Predecessor Fund"), a closed-end investment company also advised by SunAmerica, in a reorganization that occurred on January 23, 2012 (the "Reorganization"). Prior to the Reorganization, the Fund had no operating history and the performance information in the graph and the table reflects the performance of the Predecessor Fund through the Reorganization. The Predecessor Fund may have performed differently if it were an open-end fund since closed-end funds are generally not subject to the cash flow fluctuations of an open-end fund. The performance figures above for the period prior to the Reorganization were calculated using the actual operating expenses of the Predecessor Fund, which were lower than those of the Fund. If the Fund's higher operating expenses were applied to the performance for the period prior to the Reorganization, the performance would have been lower.
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum sales charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.

94

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        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND

For the annual period ended October 31, 2013, Class A shares of the SunAmerica Focused Alpha Large-Cap Fund returned 32.50% (before maximum sales charge), outperforming its benchmark, the Russell 1000(R) Index*, which returned 28.40% for the same period.

The SunAmerica Focused Alpha Large-Cap Fund brings together Marsico Capital Management LLC ("Marsico") and BlackRock Investment Management ("BlackRock"), well-known equity managers who each contribute stock picks to the Fund's portfolio. Marsico emphasizes large-cap growth investing, while BlackRock favors a large-cap value investment style. The Fund managers' combined stock picks, blending different investment styles, are designed to offer the potential for attractive returns over the long term.

BELOW, TOM MARSICO, PORTFOLIO MANAGER AT MARSICO CAPITAL MANAGEMENT, LLC, DISCUSSES MARSICO'S PORTION OF THE FUND'S PERFORMANCE DURING THE ANNUAL PERIOD. MARSICO MANAGES THE LARGE-CAP GROWTH PORTION OF THE FUND'S PORTFOLIO.

The annual period extended the equity bull market that began in March 2009, though upward trends were punctuated by periods of choppiness during the economic recovery. Even amidst such a backdrop of volatility, our portion of the Fund outperformed the Russell 1000 Index during the annual period, with stock selection contributing positively to relative results.

Stock selection in the Information Technology sector helped most, with positions in Internet search company Google, social networking company Facebook and credit card processing company Visa among the top individual contributors to performance. Select holdings in the Health Care sector also helped relative results, as positions in biotechnology companies Gilead Sciences, our portion of the Fund's greatest individual contributor to relative performance during the annual period, and Biogen Idec boosted results. A holding in specialty chemicals company LyondellBasell Industries of the Materials sector also added to our portion of the Fund's performance.

Only partially offsetting these contributors was positioning in the Consumer Discretionary sector. Although our portion of the Fund's holdings in the Consumer Discretionary sector posted a more than 33% return during the annual period, it lagged the more than 40% sector return in the Russell 1000 Index, thereby hampering performance. In particular, a position in discount retail store operator Dollar General was a significant detractor. A position in brewer Anheuser-Busch InBev of the Consumer Staples sector also weighed on performance during the annual period.

Sector allocation overall contributed positively to relative results as well. While sector allocation is not a consideration in our portfolio construction but rather a residual of our stock selection process, our portion of the Fund did benefit from overweighted positions in the strongly performing Consumer Discretionary and Health Care sectors and from an underweighted position in the Information Technology sector, which was the weakest performing sector in the Russell 1000 Index during the annual period. An underweighted allocation to Energy, which was the top performing sector in the Russell 1000 Index during the annual period, detracted.

BELOW, PETER STOURNARAS, PORTFOLIO MANAGER AT BLACKROCK INVESTMENT MANAGEMENT, DISCUSSES BLACKROCK'S PORTION OF THE FUND'S PERFORMANCE DURING THE ANNUAL PERIOD. BLACKROCK MANAGES THE LARGE-CAP VALUE PORTION OF THE FUND'S PORTFOLIO.

Our portion of the Fund outperformed the Russell 1000 Index, the Fund's benchmark, during the annual period, due primarily to effective stock selection.

Our portion of the Fund's position in Internet search company Google had the most significant positive impact during the annual period. Though Google's performance was somewhat uneven during the annual period, our investment thesis -- a secular shift of Internet advertising expenditure and Google's leading innovation and mobile search monetization -- began bearing fruit. Google's

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

shares topped $1,000 for the first time in its history after the company handily beat top- and bottom-line expectations for its fiscal third quarter. Industrial conglomerate 3M was also a positive contributor to our portion of the Fund's performance during the annual period. 3M's stock performed well as consistent results, strong free cash flow and an increasing dividend profile in a low organic growth environment helped push its valuation to a healthy premium relative to the broader market.

Conversely, stock selection in the Energy sector detracted from our portion of the Fund's relative results. Early in the annual period, Energy shares were broadly buoyed by a wider price gap between the U.S. crude oil benchmark, i.e. West Texas Intermediate (WTI), and its European counterpart, i.e. Brent Crude. However, Energy stocks generally struggled during the latter half of the annual period, as volatility in crude oil differentials and the narrowing of crack spreads raised concerns about the sustainability of profit margins for oil refiners, including Marathon Petroleum. (Crack spreads are the differential between the price of crude oil and petroleum products extracted from it.) In the last weeks of October 2013, Marathon Petroleum's shares rebounded on a broad improvement in differentials, as North American oil production remained vibrant and infrastructure capacity remained tight. In addition, a position in integrated energy company Suncor Energy hurt. Its shares lagged following a poor earnings report in the first half of the annual period, which included a significant profit miss and a substantial write-down on its early-state Voyageur oilsands upgrader project that would have transformed heavy crude into a light oil.

While sector allocation is not particularly relevant to our strategy, our portion of the Fund did benefit from key investment themes adopted during the annual period, such as consolidation in industries where barriers to entry are high and pricing power is sustainable. To that end, the airlines industry within Industrials and the containerboard manufacturing industry within Materials were notable sources of strength during the annual period. A lack of exposure to the poorly-performing metals and mining industry helped as well. Our portion of the Fund also benefited from a deliberate underweight relative to the Russell 1000 Index to high-yielding, high-payout stocks, which performed well in the first four months of 2013 but subsequently lagged. Our analysis of these defensive groups, including Utilities, real estate investment trusts (REITs) and Telecommunication Services stocks, indicated their relative valuations were higher than at nearly any point in the last 30 years. These positives more than offset negative sector results in Health Care, Energy and Consumer Discretionary.

--------
Past performance is no guarantee of future results.

* The Russell 1000 Index offers investors access to the extensive large-cap segment of the U.S. equity universe representing approximately 92% of the U.S. market. The Russell 1000 is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. The Russell 1000 includes the largest 1,000 securities in the Russell 3000. Indices are not managed and an investor cannot invest directly into an index.

Because focused mutual funds are less diversified than typical mutual funds, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases risk.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be part of current portfolio construction.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Since inception, $10,000 invested in the Focused Alpha Large-Cap Fund Class A shares would be valued at $17,624. The same amount invested in securities mirroring the performance of the Russell 1000(R) Index would be valued at $16,833.

                        [CHART]

                                Focused Alpha Large-Cap
          Russell 1000/R/Index      Fund Class A/#/
          --------------------  -----------------------
12/27/2005     $10,000               $10,000
12/31/2005       9,942                 9,979
 1/31/2006      10,221                10,435
 2/28/2006      10,244                10,194
 3/31/2006      10,389                10,476
 4/30/2006      10,514                10,354
 5/31/2006      10,203                10,014
 6/30/2006      10,217                10,216
 7/31/2006      10,239                 9,935
 8/31/2006      10,485                10,453
 9/30/2006      10,733                10,519
10/31/2006      11,098                10,832
11/30/2006      11,334                11,090
12/31/2006      11,480                11,254
 1/31/2007      11,701                11,710
 2/28/2007      11,499                11,399
 3/31/2007      11,619                11,566
 4/30/2007      12,107                11,888
 5/31/2007      12,543                12,425
 6/30/2007      12,304                12,089
 7/31/2007      11,924                11,809
 8/31/2007      12,086                12,181
 9/30/2007      12,548                13,032
10/31/2007      12,766                13,434
11/30/2007      12,222                13,061
12/31/2007      12,142                13,212
 1/31/2008      11,415                12,132
 2/29/2008      11,066                11,857
 3/31/2008      10,991                11,569
 4/30/2008      11,548                12,231
 5/31/2008      11,760                12,606
 6/30/2008      10,783                11,797
 7/31/2008      10,658                11,655
 8/31/2008      10,804                11,525
 9/30/2008       9,775                10,352
10/31/2008       8,068                 8,844
11/30/2008       7,458                 8,103
12/31/2008       7,577                 8,330
 1/31/2009       6,959                 7,947
 2/28/2009       6,239                 7,167
 3/31/2009       6,785                 7,523
 4/30/2009       7,472                 8,016
 5/31/2009       7,885                 8,530
 6/30/2009       7,905                 8,406
 7/31/2009       8,508                 9,115
 8/31/2009       8,817                 9,294
 9/30/2009       9,175                 9,720
10/31/2009       8,972                 9,444
11/30/2009       9,500                10,086
12/31/2009       9,732                10,259
 1/31/2010       9,382                 9,864
 2/28/2010       9,691                10,162
 3/31/2010      10,286                10,730
 4/30/2010      10,477                10,751
 5/31/2010       9,646                 9,826
 6/30/2010       9,109                 9,115
 7/31/2010       9,742                 9,854
 8/31/2010       9,306                 9,561
 9/30/2010      10,161                10,853
10/31/2010      10,557                11,545
11/30/2010      10,591                11,797
12/31/2010      11,298                12,336
 1/31/2011      11,570                12,589
 2/28/2011      11,972                13,242
 3/31/2011      12,003                13,869
 4/30/2011      12,364                14,474
 5/31/2011      12,232                14,130
 6/30/2011      12,018                14,004
 7/31/2011      11,757                13,948
 8/31/2011      11,080                12,890
 9/30/2011      10,253                11,334
10/31/2011      11,403                12,494
11/30/2011      11,373                12,126
12/31/2011      11,468                12,159
 1/31/2012      12,027                13,009
 2/29/2012      12,554                13,882
 3/31/2012      12,947                14,674
 4/30/2012      12,872                14,366
 5/31/2012      12,081                13,332
 6/30/2012      12,544                13,669
 7/31/2012      12,692                13,867
 8/31/2012      13,001                14,205
 9/30/2012      13,335                14,527
10/31/2012      13,110                14,117
11/30/2012      13,214                14,271
12/31/2012      13,351                14,229
 1/31/2013      14,075                14,913
 2/28/2013      14,264                15,235
 3/31/2013      14,815                16,071
 4/30/2013      15,083                16,432
 5/31/2013      15,418                17,046
 6/30/2013      15,208                16,678
 7/31/2013      16,022                17,376
 8/31/2013      15,580                16,962
 9/30/2013      16,123                17,637
10/31/2013      16,833                18,704



                       Class A            Class C            Class W
                  ------------------ ------------------ ------------------
                  Average            Average            Average
 Focused Alpha    Annual  Cumulative Annual  Cumulative Annual  Cumulative
Large-Cap Fund#   Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     24.90%    32.50%   30.66%    31.66%   32.80%    32.80%
--------------------------------------------------------------------------
5 Year Return     14.79%   111.48%      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------
10 Year Return       N/A       N/A      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------
Since Inception*   7.49%    87.04%   22.59%    43.49%   23.63%    45.64%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 12/27/05; Class C: 01/24/12; Class W: 01/24/12
# For the purpose of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ending October 31, 2013, the Focused Alpha Large-Cap Class A returned 24.90%, compared to 28.40% for the Russell 1000(R) Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund Shares.)

The Fund acquired the assets and assumed the liabilities of the SunAmerica Focused Alpha Large-Cap Fund, Inc. (the "Predecessor Fund"), a closed-end investment company also advised by SunAmerica, in a reorganization that occurred on January 23, 2012 (the "Reorganization"). Prior to the Reorganization, the Fund had no operating history and the performance information in the graph and the table reflects the performance of the Predecessor Fund through the Reorganization. The Predecessor Fund may have performed differently if it were an open-end fund since closed-end funds are generally not subject to the cash flow fluctuations of an open-end fund. The performance figures above for the period prior to the Reorganization were calculated using the actual operating expenses of the Predecessor Fund, which were lower than those of the Fund. If the Fund's higher operating expenses were applied to the performance for the period prior to the Reorganization, the performance would have been lower.
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum sales charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.

[LOGO] SunAmerica
       Mutual Funds

HARBORSIDE FINANCIAL CENTER
3200 PLAZA 5
JERSEY CITY, NJ 07311-4992

DIRECTORS/TRUSTEES                       OTHER INFORMATION                          This report is submitted solely for the
 Richard W. Grant                        The most recent annual and/or quar-        general information of shareholders of
 Dr. Judith L. Craven                    terly report of Prudential Financial,      the Funds. Distribution of this report
 William F. Devin                        Inc. and Prudential Global Funding,        to persons other than shareholders of
 Stephen J. Gutman                       Inc. is available without charge by call-  the Funds is authorized only in con-
 Peter A. Harbeck                        ing (800) 858-8850.                        nection with a currently effective pro-
 William J. Shea                                                                    spectus, setting forth details of the
                                         VOTING PROXIES ON FUND PORTFOLIO           Funds, which must precede or accom-
OFFICERS                                 SECURITIES                                 pany this report.
 John T. Genoy, President and Chief      A description of the policies and proce-
   Executive Officer                     dures that the Trust uses to determine     DELIVERY OF SHAREHOLDER DOCUMENTS
 Donna M. Handel, Treasurer              how to vote proxies related to securities  The Funds have adopted a policy that
 James Nichols, Vice President           held in a Fund's portfolio, which is       allows them to send only one copy of a
 Gregory N. Bressler, Secretary          available in the Trust's Statement of      Fund's prospectus, proxy material,
 Nori L. Gabert, Vice President and      Additional Information, may be ob-         annual report and semi-annual report
   Assistant Secretary                   tained without charge upon request, by     (the "shareholder documents") to
 Katherine Stoner, Vice President and    calling (800) 858-8850. The in-            shareholders with multiple accounts
   Chief Compliance Officer              formation is also available from the       residing at the same "household." This
 Gregory R. Kingston, Vice President     EDGAR database on the U.S. Secu-           practice is called householding and
   and Assistant Treasurer               rities and Exchange Commission's           reduces Fund expenses, which benefits
 Kathleen Fuentes, Chief Legal Officer   website at http://www.sec.gov.             you and other shareholders. Unless the
   and Assistant Secretary                                                          Funds receive instructions to the con-
 Shawn Parry, Assistant Treasurer        PROXY VOTING RECORD ON FUND                trary, you will only receive one copy of
 Matthew J. Hackethal, Anti-Money        PORTFOLIO SECURITIES                       the shareholder documents. The Funds
   Laundering Compliance Officer         Information regarding how the Trust        will continue to household the share-
                                         voted proxies related to securities held   holder documents indefinitely, until we
INVESTMENT ADVISER                       in the Funds during the most recent        are instructed otherwise. If you do not
 SunAmerica Asset Management Corp.       twelve month period ended June 30 is       wish to participate in householding
 Harborside Financial Center             available, once filed with the U.S.        please contact Shareholder Services at
 3200 Plaza 5                            Securities and Exchange Commission,        (800) 858-8850 ext. 6010 or send a
 Jersey City, NJ 07311-4992              without charge, upon request, by call-     written request with your name, the
                                         ing (800) 858-8850 or on the U.S.          name of your fund(s) and your account
DISTRIBUTOR                              Securities and Exchange Commission         number(s) to SunAmerica Mutual
 SunAmerica Capital Services, Inc.       website at http://www.sec.gov.             Funds c/o BFDS, P.O. Box 219186,
 Harborside Financial Center                                                        Kansas City MO, 64121-9186. We
 3200 Plaza 5                            DISCLOSURE OF QUARTERLY PORTFOLIO          will resume individual mailings for
 Jersey City, NJ 07311-4992              HOLDINGS                                   your account within thirty (30) days of
                                         The Trust is required to file its com-     receipt of your request.
SHAREHOLDER SERVICING AGENT              plete schedule of portfolio holdings
 SunAmerica Fund Services, Inc.          with the U.S. Securities and Exchange
 Harborside Financial Center             Commission for its first and third fiscal
 3200 Plaza 5                            quarters on Form N-Q. The Trust's
 Jersey City, NJ 07311-4992              Forms N-Q are available on the U.S.
                                         Securities and Exchange Commission
CUSTODIAN AND TRANSFER AGENT             website at www.sec.gov. You can also
 State Street Bank and Trust Company     review and obtain copies of the Forms
 P.O. Box 5607                           N-Q at the U.S. Securities and Ex-
 Boston, MA 02110                        change Commission Public Reference
                                         Room in Washington DC (informa
                                         tion on the operation of the Public
                                         Reference Room may be obtained by
                                         calling 1-800-SEC-0330).

                                    [GRAPHIC]


GO PAPERLESS!!

DID YOU KNOW THAT YOU HAVE THE OPTION TO
RECEIVE YOUR SHAREHOLDER REPORTS ONLINE?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.
Why Choose Electronic Delivery?

IT'S QUICK -- Fund documents will be received faster than via traditional mail.

IT'S CONVENIENT -- Elimination of bulky documents from personal files.

IT'S COST EFFECTIVE -- Reduction of your Fund's printing and mailing costs.

TO SIGN UP FOR ELECTRONIC DELIVERY, FOLLOW
THESE SIMPLE STEPS:

                   1
                       GO TO WWW.SAFUNDS.COM

                   2
                       CLICK ON THE LINK TO "GO PAPERLESS!!"

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.safunds.com at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note - this option is only available to accounts opened through the Funds.

                                    [GRAPHIC]



FOR INFORMATION ON RECEIVING THIS REPORT ONLINE, SEE INSIDE BACK COVER.


Distributed by: SunAmerica Capital Services, Inc.

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the SunAmerica Sales Desk at 800-858-8850, ext. 6003, or at www.safunds.com. Read the prospectus carefully before investing.

HWANN-10/13

Item 2.  Code of Ethics

         SunAmerica Specialty Series ("the registrant") has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. During the fiscal year ended 2013, there were no reportable amendments, waivers or implicit waivers to a provision of the Code of Ethics that applies to the registrant's Principal Executive and Principal Accounting Officers.

Item 3.  Audit Committee Financial Expert.

         The registrant's Board of Trustees has determined that William J. Shea, the Chairman of the registrant's Audit Committee, qualifies as an audit committee financial expert, as defined in Item 3(b) of Form N-CSR. Mr. Shea is considered to be "independent" for purposes of
         Item 3(a)(2) of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

         (a)--(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountants were as follows:

                                                       2012       2013
       (a) Audit Fees.............................   $152,775   $178,360
       (b) Audit-Related Fees.....................   $      0   $      0
       (c) Tax Fees...............................   $      0   $      0
       (d) All Other Fees.........................   $      0   $      0

         Audit Fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings.

         Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant's principal accountant were as follows:

                                                      2012       2013
         (b) Audit-Related Fees.................... $      0   $      0
         (c) Tax Fees.............................. $      0   $      0
         (d) All Other Fees........................ $      0   $      0

     (e) (1) The registrant's audit committee pre-approves all audit services provided by the registrant's principal accountant for the registrant and all non-audit services provided by the registrant's principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser ("Adviser Affiliates") that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant's audit committee charter.

         (2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) Not applicable.

     (g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provide ongoing services to the registrant for 2012 and 2013 were $53,590 and $45,982, respectively.

     (h) Not applicable.

Item 5.  Audit Committee of Listed Registrants.

         Not applicable.

Item 6.  Investments.

         Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

         There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a - 101), or this Item 10.

Item 11. Controls and Procedures.

     (a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant's management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant's management, including the President and Treasurer, concluded that the registrant's disclosure controls and procedures are effective.

     (b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant's last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

     (a) (1) Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

         (2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

         (3) Not applicable.

     (b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the
         Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Specialty Series

By:  /s/ John T. Genoy
     --------------------------
     John T. Genoy
     President

Date: January 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ John T. Genoy
     --------------------------
     John T. Genoy
     President

Date: January 8, 2014

By:  /s/ Donna M. Handel
     --------------------------
     Donna M. Handel
     Treasurer

Date: January 8, 2014